                                  Annual Report
                            as of September 30, 1999



                                    Evergreen
                                                   Equity and Fixed Income Funds



                                     [LOGO]

                                Table of Contents

Letter to Shareholders .....................................     1

Evergreen Capital Balanced Fund
(formerly Mentor Balanced Portfolio)
  Fund at a Glance .........................................     2
  Portfolio Manager Interview ..............................     3

Evergreen Capital Growth Fund
(formerly Mentor Capital Growth Portfolio)
  Fund at a Glance .........................................     7
  Portfolio Manager Interview ..............................     8

Evergreen Capital Income and Growth Fund
(formerly Mentor Income and Growth Portfolio)
  Fund at a Glance .........................................    11
  Portfolio Manager Interview ..............................    12

Evergreen Growth Fund
(formerly Mentor Growth Portfolio)
  Fund at a Glance .........................................    16
  Portfolio Manager Interview ..............................    17

Evergreen High Income Fund
(formerly Mentor High Income Portfolio)
  Fund at a Glance .........................................    20
  Portfolio Manager Interview ..............................    21

Evergreen Municipal Income Fund
(formerly Mentor Municipal Income Portfolio)
  Fund at a Glance .........................................    24
  Portfolio Manager Interview ..............................    25

Evergreen Quality Income Fund
(formerly Mentor Quality Income Portfolio)
  Fund at a Glance .........................................    27
  Portfolio Manager Interview ..............................    28

Evergreen Short-Duration Income Fund
(formerly Mentor Short-Duration Income Portfolio)
  Fund at a Glance .........................................    30
  Portfolio Manager Interview ..............................    31

Financial Highlights

  Evergreen Capital Balanced Fund ..........................    24
  Evergreen Capital Growth Fund ............................    36
  Evergreen Capital Income and
  Growth Fund ..............................................    38
  Evergreen Growth Fund ....................................    40
  Evergreen High Income Fund ...............................    42
  Evergreen Municipal Income Fund ..........................    43
  Evergreen Quality Income Fund ............................    45
  Evergreen Short-Duration Income Fund .....................    47

Schedule of Investments

  Evergreen Capital Balanced Fund ..........................    49
  Evergreen Capital Growth Fund ............................    52
  Evergreen Capital Income and
  Growth Fund ..............................................    53
  Evergreen Growth Fund ....................................    55
  Evergreen High Income Fund ...............................    57
  Evergreen Municipal Income Fund ..........................    62
  Evergreen Quality Income Fund ............................    66
  Evergreen Short-Duration Income Fund .....................    69

Statements of Assets and Liabilities .......................    72

Statements of Operations ...................................    74

Statements of Changes in Net Assets ........................    76

Combined Notes to Financial
Statements .................................................    80

Independent Auditors' Report ...............................    93

Additional Information .....................................    94


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

  Mutual Funds:     NOT FDIC INSURED     May lose value . Not bank guaranteed

                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 November 1999


   [PHOTO]
William M. Ennis
President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Equity and Fixed Income Funds annual report, which covers the twelve-month period ended September 30, 1999.

Uncertainty over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest rate hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity. Bonds appear relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.



/1/ The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN                    (formerly Mentor
                              Capital Balanced Fund          Balanced Portfolio)

                   Fund at a Glance as of September 30, 1999

                                    Portfolio
                                   Management
--------------------------------------------------------------------------------

                     [PHOTO]                        [PHOTO]

                       John                        P.Michael
                     Davenport                       Jones
                  Tenure: June 1994            Tenure: June 1994

                            CURRENT INVESTMENT STYLE/1/


[GRAPHICS]



Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Effective October 18, 1999, shareholders of Mentor Balanced Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Capital Balanced Fund. In addition, the Evergreen Fund added a new class of shares designated as Class B shares. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within six years and one year of their purchase, respectively. Class A, Class B and Class C shares are also assessed a distribution fee at an annual rate of 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

Historical performance shown for Classes A and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25% and for Class B are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.


                             PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 6/21/1994           Class A    Class B    Class Y
Class Inception Date                         9/16/1998  6/21/1994  9/16/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                         6.19%      7.87%      n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                         12.67%     11.87%     12.91%
--------------------------------------------------------------------------------
3 years                                         14.56%     16.11%     16.93%
--------------------------------------------------------------------------------
5 years                                         16.03%     17.25%     17.47%
--------------------------------------------------------------------------------
Since Portfolio Inception                       15.53%     16.68%     16.88%
--------------------------------------------------------------------------------
Maximum Sales Charge                             5.75%      4.00%      n/a
                                              Front End     CDSC
--------------------------------------------------------------------------------
12-month income dividends per share             $0.22      $0.14      $0.28
--------------------------------------------------------------------------------
12-month capital gain distributions per share   $0.05      $0.05      $0.05
--------------------------------------------------------------------------------
*    Adjusted for maximum applicable sales charges unless noted.


                               LONG TERM GROWTH

                                    [GRAPH]



Consumer Price Index - US                S & P 500    Lehman Brothers Aggregate Bond Index     Class B
                   10,000                  10,000                                   10,000       9,427
                   10,095                  10,487                                   10,061       9,733
                   10,351                  13,604                                   11,476      11,540
                   10,662                  16,372                                   12,038      13,617
                   10,892                  22,989                                   13,211      17,235
                   11,054                  25,044                                   14,727      19,279
                   11,318                  31,673                                   14,674      21,722


Comparison of a $10,000 investment in the Evergreen Capital Balanced Fund Class B/2/ shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Standard & Poor's 500 Stock Index (S&P 500) and the Consumer Price Index (CPI).

The LBABI and S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Capital Balanced Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Capital Balanced Fund's return for the Fund's Class B shares was 11.87%, compared with returns for the fund's benchmarks, the S&P 500 and Lehman Brothers Aggregate Bond Index, of 27.80% and -0.37%, respectively. During this same twelve-month period, the average balanced fund had a return of 12.56% as measured by Lipper Inc., an independent monitor of mutual fund performance. These returns are before the deduction of any applicable sales charges.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/1999)

Total Net Assets                                                    $357,528,412
--------------------------------------------------------------------------------
Number of Holdings                                                            86
--------------------------------------------------------------------------------
P/E Ratio                                                                  22.0x
--------------------------------------------------------------------------------
Beta                                                                        0.56
--------------------------------------------------------------------------------

What was the investment environment like over the past year?

Even though the U.S. economy has enjoyed its ninth year of economic expansion, there are signs that many equity market sectors have reached relatively high valuation levels. Early in the year, it was relatively easy for many companies to show significant growth in year-over-year earnings and the market rewarded this news with record valuation levels. This was the case during the fourth quarter of 1998 when the S&P 500 Index returned 21.30%, the highest return of any single quarter since first quarter of 1987.

As the year progressed, it became apparent that companies are finding it more difficult to sustain significant growth in earnings and support their valuation levels. After advancing in the first and second quarters of 1999, the S&P's total return was negative in the third quarter when it lost 6.24%. The backdrop of the Federal Reserve Board's increasing interest rates by 0.50% in an ever-vigilant stance against inflation has put pressure on corporate earnings that will continue into the next year. Also, it appears that the Federal Reserve's actions are not over and any additional increases will make it even more difficult for companies to grow their earnings.

The past twelve months have been extremely difficult for managers of fixed-income portfolios. Inflation fears have caused interest rates to increase by 1.00% to 1.50% across all maturities, which puts 1999 on track to be the second worst year for the fixed-income markets in credit market history. Rates had moved lower in the fall of 1998 in the wake of the Russian debt crisis and the problems sustained by leveraged hedge funds. Investors demanded securities of the highest quality and liquidity and many turned to U.S. Treasuries as a result. To help re-stabilize global economies and financial markets, the world's central bankers flooded their economies with liquidity in the fourth quarter of 1998, pushing interest rates to historically low levels.

In early 1999, many investors expected fragile international economies to limit U.S. economic growth. However, due to aggressive easing by the Federal Reserve and other central banks, the U.S. economy remained robust and growth in many global economies was faster and more durable than anticipated. Market sentiment shifted from concerns that weak international growth would dampen the U.S. economy, to concerns

                                   EVERGREEN
                              Capital Balanced Fund
                          Portfolio Manager Interview

that an overheated economy would accelerate inflation and prompt the need for a more restrictive monetary policy. By September 30, 1999, the Federal Reserve Board had raised interest rates twice.

In the equity markets, recent months have brought an increasingly narrow market focus on industry sectors experiencing positive price movement. Early this year, the primary focus was on shares of technology and several of the mega-cap companies. In the early spring, the attention switched to value and cyclical issues. Recently, the focus has swung back to technology companies, quite often at the expense of other sectors. Of the eleven major S&P industry sectors, only five have posted positive returns so far in calendar 1999. Technology has been by far the best performing industry sector, with its 1999 calendar year-to-date return of 24.5%, as measured by S&P. Other sectors with positive returns include energy, capital goods, communication services, and basic materials. Of these five sectors, only technology and communication services are traditionally characterized as growth industries.

                            Top 5 Industries - Equity
                            -------------------------
                         (as a percentage of net assets)

Business Equipment & Services                                               7.9%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              5.9%
--------------------------------------------------------------------------------
Information Services & Technology                                           4.7%
--------------------------------------------------------------------------------
Banks                                                                       4.3%
--------------------------------------------------------------------------------
Finance & Insurance                                                         4.1%
--------------------------------------------------------------------------------

How did you manage the asset allocation between stocks and bonds?

In view of an anticipated decline in the growth rate of corporate earnings, we have lowered the Fund's equity allocation over the past twelve months from a high of 63% to a low of 46%. This defensive posture helps to protect the value of Fund assets in a time of uncertainty about domestic economic growth, earnings, and interest rate levels.


                             Top 10 Equity Holdings
                             ----------------------
                         (as a percentage of net assets)

Computer Sciences Corp.                                                     2.5%
--------------------------------------------------------------------------------
Tyco International Ltd..                                                    2.5%
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      2.4%
--------------------------------------------------------------------------------
Sysco Corp.                                                                 2.4%
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.2%
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                             2.2%
--------------------------------------------------------------------------------
Johnson & Johnson                                                           2.1%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    2.1%
--------------------------------------------------------------------------------
Interpublic Group of Companies, Inc.                                        2.0%
--------------------------------------------------------------------------------
First Data Corp.                                                            2.0%
--------------------------------------------------------------------------------

What were some of the strategies that were used in managing the fixed-income portion of the Fund's portfolio?


For the Fund's fixed-income investments, our fund management team's objective is to seek a high level of long-term total return consistent with the preservation of capital. The managers make investments in a well-diversified portfolio of mainly U.S. government and agency securities, corporate securities, mortgage-backed securities, asset-backed securities and cash instruments.

                                   EVERGREEN
                              Capital Balanced Fund
                          Portfolio Manager Interview

Aside from increasing the overall fixed-income allocation to the current 42% level, we have employed two major portfolio management strategies to enhance the Fund's performance over the past twelve months.

The first strategy was to move some of the fixed-income assets into high yield securities. These purchases were concentrated in solid cable and telecommunication issues. These securities fell to distressed levels during the market turmoil that characterized the fall of 1998. The Fund had virtually no exposure to this area going into last fall and quickly built a position of approximately 2% of the entire portfolio. As credit markets recovered somewhat in 1999, these sectors were among the first to see the benefits.

The second strategic move was to build liquidity throughout the second quarter of 1999. The Fund's position in 30-year U.S. Treasuries and cash was increased substantially during this period. This barbell positioning was designed to benefit from a flattening yield curve. In addition, by adding cash and Treasury securities, the fixed-income portion of the Fund was positioned to benefit should Y2K-related bond supply pressures cause spread products, e.g., high yield corporate securities, mortgage-backed and asset-backed securities, to underperform. Both aspects of this position paid off during the summer when the yield curve flattened by about 25 basis points and yield spreads on investment grade corporate bonds and mortgage-backed securities approached all time highs. These trades were reversed during August and as a result the Fund benefited from the spread tightening witnessed in investment grade issues and mortgage-backed securities throughout September.


                            Top 5 Industries - Bonds
                            ------------------------
                         (as a percentage of net assets)

U.S. Government Agency Obligations               24.4%
------------------------------------------------------
Asset-Backed Securities                           5.0%
------------------------------------------------------
Finance & Insurance                               2.9%
------------------------------------------------------
Telecommunication Services & Equipment            1.4%
------------------------------------------------------
Utilities--Electric                               1.2%
------------------------------------------------------

                               Top 5 Bond Holdings
                               -------------------
                         (as a percentage of net assets)

                             Coupon    Maturity
                             ------    --------
FNMA                         7.5%        9/1/2029      7.0%
-----------------------------------------------------------
FNMA                         7.0%        9/1/2014      4.6%
-----------------------------------------------------------
FNMA                         7.0%        8/1/2029      4.2%
-----------------------------------------------------------
FNMA                         6.5%        4/1/2014      2.9%
-----------------------------------------------------------
U.S. Treasury Bonds          6.5%      11/15/2026      2.7%
-----------------------------------------------------------

What is your outlook?

Even though the domestic economy continues to be strong, it appears that U.S. corporations are beginning to enter into a period where it will be much more difficult to show significant sustained growth in revenues and earnings on a year-over-year basis. In general, corporate operating and net margins have expanded to historically high levels and it will be difficult to generate significant additional efficiencies or economies. As we move into the year 2000, we believe the earnings growth rates of S&P companies will begin to decline to the single digits.

                                   EVERGREEN
                              Capital Balanced Fund
                          Portfolio Manager Interview

Also, the Federal Reserve Board's recent moves increasing interest rates to stem inflationary pressures do not appear to be over and we anticipate additional increases in coming weeks. Federal Reserve Board chairman, Alan Greenspan, has made it clear that he views current equity asset valuation levels to be at risky levels and would like to see the market refrain from any additional substantial upside movement in the near term. We believe the Federal Reserve Board will move decisively to stem unabated positive equity market momentum and to squelch any perceived inflationary conditions.

The Fund's equity investment style of investing in high quality companies with strong growth levels at reasonable prices should perform well on a relative basis in this environment. Our growth at a reasonable-price philosophy should tend to outperform the S&P 500 when the fundamental strengths of the companies in the Fund's portfolio rise above general market emotion and sentiment.

We believe fixed-income investments currently provide very attractive relative valuation and offer the potential for solid long-term returns. "Real" interest rates (the rate earned by investors in excess of inflation) are high by historical standards. Value is further enhanced by current yield advantages provided by mortgage-backed securities and corporate issues. We also continue to look for other opportunities in high yield securities for the fixed-income portion of the Fund's portfolio.

                                   EVERGREEN            (formerly Mentor Capital
                              Capital Growth Fund              Growth Portfolio)
                   Fund at a Glance as of September 30, 1999


                                    Portfolio
                                   Management
--------------------------------------------------------------------------------

                        [PHOTO]                 [PHOTO]
                      John Davenport           Steve Certo
                   Tenure:December 1992     Tenure:June 1997


                        [PHOTO]                 [PHOTO]
                      E.Craig Dauer          John Jordan,III
                     Tenure:June 1999       Tenure:June 1999


                                  [PHOTO]
                              Richard Skeppstrom
                              Tenure:December 1992

                            CURRENT INVESTMENT STYLE/1/


[GRAPHIC]


Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/    Source: 1999 Morningstar, Inc.

                            PERFORMANCE AND RETURNS/2/
Portfolio Inception Date: 4/29/1992            Class A     Class B      Class Y
Class Inception Date                         4/29/1992   4/29/1992   11/19/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                        13.29%      15.08%        n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                         20.21%      19.08%       20.57%
--------------------------------------------------------------------------------
3 years                                         19.13%      20.08%        n/a
--------------------------------------------------------------------------------
5 years                                         20.42%      20.80%        n/a
--------------------------------------------------------------------------------
Since Class Inception                           14.44%      14.52%       16.60%
--------------------------------------------------------------------------------
Maximum Sales Charge                             5.75%       4.00%        n/a
                                              Front End      CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions per share   $2.55       $2.55        $2.55
--------------------------------------------------------------------------------
*    Adjusted for maximum applicable sales charges unless noted.

                                    [GRAPH]

  Consumer Price Index - US               S & P 500             Class A
                   10,000                  10,000                  9,422
                   10,129                  10,193                  9,496
                   10,401                  11,514                 10,275
                   10,710                  11,939                 10,135
                   10,982                  15,488                 12,180
                   11,312                  18,639                 15,180
                   11,556                  26,172                 20,460
                   11,728                  28,512                 22,653
                   12,007                  36,059                 27,230


Comparison of a $10,000 investment in Evergreen Capital Growth Fund's Class A2 shares, versus a similar investment in the Standard and Poor's 500 Index (S&P
500), and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Returns reflect expense limits previously in effect, without which returns would have been lower. Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Capital Growth Fund. In addition, the Evergreen Fund added a new class of shares designated as Class B shares. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within six years and one year of their purchase, respectively. Class A, Class B and Class C shares are also assessed a distribution fee at an annual rate of 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                                   EVERGREEN
                              Capital Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 1999, the Evergreen Capital Growth Fund had good returns in the face of an increasingly difficult equity market environment for active fund managers. The total return for the Fund's Class A shares was 20.21% for this period compared to a return of 27.80% for the Fund's benchmark, the S&P 500. These returns are before deduction of any applicable sales charges.

During this same twelve-month period, however, the average multi-cap core fund had a return of 25.29% as measured by Lipper, Inc., an independent monitor of mutual fund performance. The long-term historical performance of the Fund has been strong. Over the 3-year and 5-year periods ended September 30, 1999, the total returns of the Fund's Class A shares, were 19.13% and 20.42%, respectively. This compares favorably to the Lipper average returns of 17.78% and 19.03% for the same periods.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/1999)

Total Net Assets                             $538,972,618
---------------------------------------------------------
Number of Holdings                                     25
---------------------------------------------------------
P/E Ratio                                           21.9x
---------------------------------------------------------
Beta                                                 0.91
---------------------------------------------------------

How would you describe the basic investment strategy of the Capital Growth Fund?

Our strategy is to invest in a "core" group of high quality companies that have earnings growth rates that exceed the average of the S&P 500. The primary criteria for this strategy are: (1) established businesses with proven management, (2) predictable and sustainable above-average earnings growth rates of about 15% per annum, (3) attractive relative valuation, and (4) adequate industry diversification. This "core" strategy avoids market valuation extremes that may include on one hand high price/earnings ratio, high momentum, and high-risk companies, and also the stocks of lower quality, cyclical, and unpredictable companies (often called "value stocks"). The Fund's management team seeks to produce superior, risk-adjusted, long-term returns by focusing on the fundamental strengths of the specific companies the Fund owns, rather than on momentum, technical, or emotional factors which can be attributed to the general market.

At any given time, the Fund's portfolio tends to hold 25 to 30 stocks with an average risk profile that is lower than the S&P 500, as measured by beta.

What was the investment environment like over the past year?

Even though the U.S. economy is enjoying its ninth year of economic expansion, there are signs that many equity market sectors have reached relatively high valuation levels. Early in the year, it was relatively easy for many companies to show significant growth in year-over-year earnings and the market rewarded this news with record price and valuation levels.

                                   EVERGREEN
                              Capital Growth Fund
                          Portfolio Manager Interview

This was the case during the fourth quarter of 1998, during which the S&P 500 returned 21.30%, the highest return of any single quarter since first quarter of 1987.

As the year progressed, it became apparent that many companies were finding it more difficult to sustain significant growth in earnings to support their valuation levels. After advancing in the first and second quarters of 1999, the S&P's total return was negative in the third quarter when it lost 6.24%. The backdrop of the Federal Reserve Board increasing interest rates by 0.50% in an ever-vigilant stance against inflation has put pressure on corporate earnings that will continue into the next year. Also, it appears that the actions of the Federal Reserve are not over and any additional increases will make it even more difficult for companies to grow their earnings.

Recent months have brought an increasingly narrow market focus on industry sectors experiencing positive price movement. Early this year, the primary interest was on technology and several of the mega-cap companies. In the spring, the attention switched to value and cyclical stocks. Recently, the focus has swung back to technology companies, quite often at the expense of other sectors. Of the eleven major S&P industry sectors, only five have posted positive returns so far in 1999. Technology has been by far the best performing industry sector, as its 1999 calendar year-to-date return has been 24.5% as measured by S&P. Other sectors with positive returns include energy, capital goods, communication services, and basic materials. Of these five sectors, only technology and communication services are traditionally characterized as growth industries.


                                 Top 10 Holdings
                                 ---------------
                         (as a percentage of net assets)

Sysco Corp.                                        4.9%
-------------------------------------------------------
Computer Sciences Corp.                            4.9%
-------------------------------------------------------
Tyco International Ltd..                           4.6%
-------------------------------------------------------
Interpublic Group of Companies, Inc.               4.4%
-------------------------------------------------------
AMFM, Inc.                                         4.3%
-------------------------------------------------------
Automatic Data Processing, Inc.                    4.3%
-------------------------------------------------------
Intel Corp.                                        4.1%
-------------------------------------------------------
Sun Microsystems, Inc.                             3.9%
-------------------------------------------------------
Illinois Tool Works, Inc.                          3.9%
-------------------------------------------------------
American Express Co.                               3.9%
-------------------------------------------------------

What were some of the individual companies that contributed to the Fund's performance for the year?

Six of the Fund's present twenty-five holdings have provided returns of greater than 50% during the past twelve months. The top performers were Sun Microsystems Inc. with a gain of 273.4%, Tyco International with a gain of 86.9%, First Data Corp. with a gain of 86.7%, AMFM Inc. with a gain of 82.0%, American Express Co. with a gain of 73.9%, and Interpublic Group Co. with a gain of 52.5%. Also, several of the sales from the Fund's portfolio during the year were significant positive contributors. These include Computer Associates Intl., Clear Channel Communications, WW Grainger Inc., Royal Caribbean Cruises Ltd., and Bank of America. As a group, the Fund's technology and financial services holdings provided good returns.

                                   EVERGREEN
                              Capital Growth Fund
                          Portfolio Manager Interview

In September we experienced some disappointments primarily from companies that have been unable to efficiently manage and integrate significant acquisitions. The Fund moved to quickly sell these stocks which included Waste Management, Newell Rubbermaid, and UNUM Provident Corp., all at losses. Two other recent disappointments we sold are American Home Products and Xerox Corp. Some recent purchases we expect to be strong future contributors are Intel Corp., Kimberly-Clark, and Albertsons Inc.


                                Top 5 Industries
                                ----------------
                         (as a percentage of net assets)

Business Equipment & Services                     16.3%
-------------------------------------------------------
Healthcare Products & Services                    11.3%
-------------------------------------------------------
Finance & Insurance                               10.1%
-------------------------------------------------------
Information Services & Technology                  8.1%
-------------------------------------------------------
Banks                                              7.2%
-------------------------------------------------------

What is your outlook?

Even though the domestic economy continues to be strong, it appears that U.S. corporations are beginning to enter into a period where it will be much more difficult to show significant sustained growth in revenues and earnings on a year-to-year basis. In general, corporate operating and net margins have expanded to historically high levels and it will be difficult to generate significant additional efficiencies or economies. As we move into the year 2000, we believe the earnings growth rates of S&P companies will begin to decline to the single digits.

Also, the Federal Reserve Board's recent moves increasing interest rates to stem inflationary pressures do not appear to be over and we anticipate additional increases in coming weeks. Federal Reserve Board chairman, Alan Greenspan, has made it clear that he views current equity asset valuations to be at risky levels and would like to see the market refrain from any additional substantial upside movement in the near term. We believe the Federal Reserve Board will move decisively to stem unabated positive equity market momentum and to squelch any perceived inflationary conditions.

The Fund's style of investing in high quality companies with strong growth levels at reasonable prices should perform well on a relative basis in this environment. We believe our growth at a reasonable price philosophy should outperform the S&P 500 when the fundamental strengths of the companies in the Fund's portfolio rise above general market emotion and sentiment.

                                  EVERGREEN              (formerly Mentor Income
                         Capital Income and Growth Fund    and Growth Portfolio)
                   Fund at a Glance as of September 30, 1999

                                    Portfolio
                                   Management
--------------------------------------------------------------------------------

                        [PHOTO]               [PHOTO]
                          John               P. Michael
                       Davenport               Jones
                    Tenure: July 1999      Tenure: July 1999

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------


[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Returns reflect expense limits previously in effect, without which returns would have been lower. Effective October 25, 1999, shareholders of Mentor Income and Growth Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Capital Income and Growth Fund. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within one year of their purchase. Class A and Class C shares are also assessed a distribution fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                            PERFORMANCE AND RETURNS/2/
Portfolio Inception Date: 5/24/1993          Class A       Class B      Class Y
Class Inception Date                        5/24/1993     5/24/1993   11/19/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                        1.65%         3.06%        n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                         7.85%         7.06%       8.21%
--------------------------------------------------------------------------------
3 years                                         9.51%        10.06%        n/a
--------------------------------------------------------------------------------
5 years                                        12.90%        13.28%        n/a
--------------------------------------------------------------------------------
Since Class Inception                          12.04%        12.28%       8.33%
--------------------------------------------------------------------------------
Maximum Sales Charge                            5.75%         4.00%        n/a
                                              Front End      CDSC
--------------------------------------------------------------------------------
12-month income dividends per share            $0.51         $0.38       $0.17
--------------------------------------------------------------------------------
12-month capital gain distributions per share  $0.98         $0.98       $0.98
--------------------------------------------------------------------------------
*    Adjusted for maximum applicable sales charges unless noted.


                               LONG TERM GROWTH


                                    [GRAPH]

Consumer Price Index - US      S & P 500     Lehman Brothers Aggregate Bond Index     Class A
                   10,000         10,000                                   10,000       9,424
                   10,062         10,288                                   10,447       9,901
                   10,361         10,668                                   10,110      10,549
                   10,624         13,839                                   11,532      12,368
                   10,943         16,654                                   12,097      14,733
                   11,179         23,385                                   13,275      17,992
                   11,345         25,476                                   14,799      19,037
                   11,616         32,219                                   14,745      20,532






Comparison of a $10,000 investment in Evergreen Capital Income and Growth Fund Class A/2/ shares, versus a similar investment in the Standard & Poor's 500 Stock Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                        Capital Income and Growth Fund
                          Portfolio Manager Interview

How did the Portfolio perform for the year?

For the twelve-month period ended September 30, 1999, the Evergreen Capital Income and Growth Fund's Class A shares returned 7.85% in the face of rising interest rates and an increasingly difficult equity market environment for active fund managers. During the same period the fund's benchmarks, the S&P 500 and Lehman Brothers Aggregate Bond Index, returned 27.80% and -0.37%, respectively. These returns are before deduction of any applicable sales charges.

During this same twelve-month period, the average balanced fund had a return of 12.56% as measured by Lipper Inc., an independent monitor of mutual fund performance.

Prior to July 1, 1999, the Fund was sub-advised and managed by Wellington Management Company, LLP. Since July 1, 1999, the Fund has been managed by Mentor Investment Advisors, LLC.


                                   Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/1999)

Total Net Assets                             $245,409,849
---------------------------------------------------------
Number of Holdings                                     95
---------------------------------------------------------
P/E Ratio                                           21.7x
---------------------------------------------------------
Beta                                                 0.49
---------------------------------------------------------

What was the investment environment like over the past year?

Even though the U.S. economy has enjoyed its ninth year of economic expansion, there are signs that many equity market sectors have reached relatively high valuation levels. Early in the year, it was relatively easy for many companies to show significant growth in year-over-year earnings and the market rewarded this news with record price and valuation levels. This was particularly the case during the fourth quarter of 1998 when the S&P 500 Index returned 21.30%, the highest return of any single quarter since first quarter of 1987.

As the year progressed, it became apparent that companies are finding it more difficult to sustain significant growth in earnings and support their valuation levels. After advancing in the first and second quarters of 1999, the S&P's total return was negative in the third quarter when it lost 6.24%. The backdrop of the Federal Reserve Board increasing interest rates by 0.50% in an ever-vigilant stance against inflation has put pressure on corporate earnings that will continue into the next year. Also, it appears that the Federal Reserve Bank's actions are not over and any additional increases will make it even more difficult for companies to grow their earnings.

The past twelve months have been extremely difficult for managers of fixed-income portfolios. Inflation fears have caused interest rates to increase by 1.00% to 1.50% across all maturities, which puts 1999 on track to be the second worst year for the fixed-income markets in credit market history. Rates had moved lower in the fall of 1998 in the wake of the Russian debt crisis and the problems sustained by leveraged hedge funds. Investors demanded securities of the highest quality and liquidity and many turned to U.S.

                                   EVERGREEN
                        Capital Income and Growth Fund
                          Portfolio Manager Interview

Treasuries as a result. To help re-stabilize global economies and financial markets, the world's central bankers flooded their economies with liquidity in the fourth quarter of 1998, pushing interest rates to historically low levels.

In early 1999, many investors expected fragile international economies to limit U.S. economic growth. However, due to aggressive easing by the Federal Reserve and other central banks, the U.S. economy remained robust and growth of many global economies was faster and more durable than anticipated. Market sentiment shifted from concerns that weak international growth would dampen the U.S. economy, to concerns that an overheated economy would accelerate inflation and prompt the need for a more restrictive monetary policy. By September 30, 1999, the Federal Reserve Board had raised interest rates twice.

In the equity markets, recent months have brought an increasingly narrow market focus on industry sectors experiencing positive price movement. Early this year, the primary focus was on shares of technology and several of the mega-cap companies. In the early spring, the attention switched to value and cyclical issues. Recently, the focus has swung back to technology companies, quite often at the expense of other sectors. Of the eleven major S&P industry sectors, only five have posted positive returns so far in calendar 1999. Technology has been by far the best performing industry sector with a 1999 calendar year-to-date return at 24.5%, as measured by S&P. Other sectors with positive returns include energy, capital goods, communication services, and basic materials. Of these five sectors, only technology and communication services are traditionally characterized as growth industries.

How did you manage the asset allocation between stocks and bonds?

In view of an anticipated decline in the growth rate of corporate earnings, we have lowered the Fund's equity allocation over the past twelve months from a high of 63% to a low of 50%. This defensive posture helps to protect the value of Fund assets in a time of uncertainty about domestic economic growth, earnings, and interest rate levels.


                               Top 5 Bond Holdings
                               -------------------
                         (as a percentage of net assets)

                             Coupon    Maturity
                             ------    --------
FNMA                          7.5%      9/1/2029     7.0%
---------------------------------------------------------
FNMA                          7.0%      9/1/2014     3.8%
---------------------------------------------------------
FNMA                          6.5%      4/1/2014     2.4%
---------------------------------------------------------
U.S. Treasury Bonds          5.25%    11/15/2028     2.0%
---------------------------------------------------------
GNMA                          6.0%    12/15/2028     1.9%
---------------------------------------------------------

                            Top 5 Industries - Bonds
                            ------------------------
                         (as a percentage of net assets)

U.S. Government Agency Obligations              24.0%
-----------------------------------------------------
Finance & Insurance                              2.4%
-----------------------------------------------------
Asset-Backed Securities                          2.2%
-----------------------------------------------------
Sovereign Government                             2.0%
-----------------------------------------------------
Treasury Notes &Bonds                            2.0%
-----------------------------------------------------

                                   EVERGREEN
                         Capital Income and Growth Fund
                          Portfolio Manager Interview

What were some of the strategies that were used in managing the fixed-income portion of the portfolio?

Aside from increasing the overall fixed-income allocation to the current 41% level, we have employed two major portfolio management strategies to enhance the Fund's performance over the past twelve months.

The first strategy was to move some of the fixed-income assets into high yield securities. These purchases were concentrated in solid cable and telecommunication issues. These securities fell to distressed levels during the market turmoil that characterized the fall of 1998. The Fund had virtually no exposure to this area going into last fall and quickly built a position of approximately 2% of the entire Fund's portfolio. As credit markets recovered somewhat in 1999, these sectors were among the first to see the benefits.

The second strategic move was to build liquidity throughout the second quarter of 1999. The Fund's position in 30-year U.S. Treasuries and cash was increased substantially during this period. This barbell positioning was designed to benefit from a flattening yield curve. In addition, by adding cash and Treasury securities, the fixed-income portion of the Fund's portfolio was positioned to benefit should Y2K related bond supply pressures cause spread products, e.g., high yield corporate securities, mortgage-backed and asset-backed securities, to underperform. Both aspects of this position paid off during the summer when the yield curve flattened by about 25 basis points and yield spreads on investment grade corporate bonds and mortgage-backed securities approached all time highs. These trades were reversed during August and as a result the Fund benefited from the spread tightening witnessed in investment grade issues and mortgage-backed securities throughout September.


                             Top 10 Equity Holdings
                        -------------------------------
                        (as a percentage of net assets)

Sun Microsystems, Inc.                                                      2.3%
--------------------------------------------------------------------------------
Tyco International Ltd.                                                     2.2%
--------------------------------------------------------------------------------
Sysco Corp.                                                                 2.1%
--------------------------------------------------------------------------------
Computer Sciences Corp.                                                     2.0%
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                             2.0%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.                                            2.0%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    1.8%
--------------------------------------------------------------------------------
Interpublic Group of Companies, Inc.                                        1.7%
--------------------------------------------------------------------------------
AMFM, Inc.                                                                  1.7%
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.7%
--------------------------------------------------------------------------------

                           Top 5 Industries - Equity
                        -------------------------------
                        (as a percentage of net assets)

Business Equipment & Services                                               7.0%
--------------------------------------------------------------------------------
Healthcare Products & Services                                              6.2%
--------------------------------------------------------------------------------
Finance & Insurance                                                         6.2%
--------------------------------------------------------------------------------
Information Services & Technology                                           5.5%
--------------------------------------------------------------------------------
Banks                                                                       4.6%
--------------------------------------------------------------------------------

What is your outlook?

Even though the domestic economy continues to be strong, it appears that U.S. corporations are beginning to enter into a period where it will be much more difficult to show significant sustained growth in revenues and earnings on a year-over-year basis. In general, corporate operating and net margins have expanded to historically high levels and it will be difficult to generate significant additional efficiencies or economies. As we move into the year 2000, we believe the earnings growth rates of S&P companies will begin to decline to the single digits.

Also, the Federal Reserve Board's recent moves increasing interest rates to stem inflationary pressures do not appear to be over and we anticipate additional

                                   EVERGREEN
                         Capital Income and Growth Fund
                          Portfolio Manager Interview

increases in coming weeks. Federal Reserve Board chairman, Alan Greenspan, has made it clear that he views current equity asset valuation levels to be at risky levels and would like to see the market refrain from any additional substantial upside movement in the near term. We believe the Federal Reserve Board will move decisively to stem unabated positive equity market momentum and to squelch any perceived inflationary conditions.

The Fund's equity investment style of investing in high quality companies with strong growth levels at reasonable prices should perform well on a relative basis in this environment. Our growth at a reasonable price philosophy should tend to outperform the S&P 500 when the fundamental strengths of the companies in the Fund's portfolio rise above general market emotion and sentiment.

We believe fixed-income investments currently provide very attractive relative valuation and offer the potential for solid long-term returns. "Real" interest rates (the rate earned by investors in excess of inflation) are high by historical standards. Value is further enhanced by current yield advantages provided by mortgage-backed securities and corporate issues. We also continue to look for other opportunities in high yield securities for the fixed-income portion of the Fund's portfolio.

                                    EVERGREEN
                 Growth Fund (formerly Mentor Growth Portfolio)
                   Fund at a Glanceas of September 30 , 1999

                              Portfolio Management
--------------------------------------------------------------------------------

                     [PHOTO]                   [PHOTO]

                  Theodore Price               Jeffrey
                Tenure: April 1985       Drummond Tenure: May 1993

                                    [PHOTO]

                                  Linda Ziglar
                             Tenure: September 1991


                          CURRENT INVESTMENT STYLE/1/

[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1999 Morningstar, Inc.

                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/15/1985          Class A      Class B      Class Y
Class Inception Date                         6/5/1995    4/15/1985    11/19/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                      7.35%        9.01%          n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                      13.90%       13.01%        14.08%
--------------------------------------------------------------------------------
3 years                                       1.72%        2.38%          n/a
--------------------------------------------------------------------------------
5 years                                        n/a        12.27%          n/a
--------------------------------------------------------------------------------
10 years                                       n/a        11.07%          n/a
--------------------------------------------------------------------------------
Since Class Inception                        12.03%       11.88%       -3.74%
--------------------------------------------------------------------------------
Maximum Sales Charge                          5.75%        4.00%          n/a
                                          Front End         CDSC
--------------------------------------------------------------------------------
12-month capital gain distributions per share $0.56       $0.56         $0.56
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charges unless noted.

                               LONG TERM GROWTH

                                    [GRAPH]

                      Consumer Price
                        Index - US       Russell 2000         Class B

 9/30/89                   10,000           10,000             10,000
 9/30/90                   10,616            7,285              7,258
 9/30/91                   10,976           10,569             11,326
 9/30/92                   11,304           11,532             12,397
 9/30/93                   11,608           15,356             15,691
 9/30/94                   11,952           15,767             15,927
 9/30/95                   12,256           19,450             20,447
 9/30/96                   12,624           22,005             26,209
 9/30/97                   12,896           29,308             32,671
 9/30/98                   13,088           23,733             25,280
 9/30/99                   13,400           28,259             28,568


Comparison of a $10,000 investment in Evergreen Growth Fund Class B/2/ shares, versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Growth Fund. In addition, the Evergreen Fund added a new class of shares designated as Class B shares. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within six years and one year of their purchase, respectively. Class A, Class B and Class C shares are also assessed a distribution fee at an annual rate of 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                                    EVERGREEN
                                   Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen Growth Fund's Class B shares returned 13.01% for the twelve-month period ended September 30, 1999. This compares to a 19.07% return for the Russell 2000. The Fund outperformed the benchmark during the fourth quarter of 1998 and the third quarter of 1999; however, during the intervening six-month period from January through June of this year the Fund trailed the index. When viewed within the context of a longer-term investment horizon the Fund has outperformed the Russell 2000 for both the five- and ten-year periods, 12.27% and 11.07% versus 12.16% and 9.89% respectively, ended September 30, 1999.


                                   Portfolio
                                Characteristics
                               -----------------
                               (as of 9/30/1999)

Total Net Assets                                                   $462,139,723
--------------------------------------------------------------------------------
Number of Holdings                                                          120
--------------------------------------------------------------------------------
P/E Ratio                                                                 22.6x
--------------------------------------------------------------------------------
Beta                                                                       1.06
--------------------------------------------------------------------------------


How would you describe the basic investment strategy of the Fund?

The Evergreen Growth Fund's management team seeks to identify fast-growing, smaller companies, with strong and consistent earnings growth, whose growth has not been fully recognized in their stock price. Purchase criteria used in picking individual stocks for inclusion in the fund include superior earnings, revenue growth, no negative revisions in quarterly earnings estimates, positive price momentum, and strong underlying financial fundamentals.

Disciplines used to establish when equities should be sold include a deterioration in earnings growth, a negative fundamental change in the outlook for the company or its industry, and significant deterioration in the price momentum of the stock. Additionally, appreciation of individual holdings to an over-weighted position (greater than 2% of the portfolio) will cause a partial reduction in position size in order to re-establish standard portfolio weighting norms. The portfolio will normally consist of between 125 and 135 securities, typically with significant weighting in the consumer cyclical, healthcare, and technology sectors of the market.

Can you review the primary factors impacting your past year's relative performance?

After a strong fourth quarter of 1998, the Fund encountered a period of lackluster performance for most of the first half of 1999. Factors primarily responsible for these below average results were a lack of exposure to internet stocks and the poor performance of our healthcare holdings. Internet stocks were up approximately 100% during the first half of 1999 despite their lack of earnings and few fundamentals upon which to determine proper valuations. Before the removal of the largest internet companies from the Russell 2000, due to their size in the annual re-balancing of that index at mid-year, internet stocks had come to represent almost 10% of the index. Our requirement of established earnings streams in the companies that we purchase precluded us from investing in this hot sector of the market.

Our exposure to healthcare stocks also created a performance drag during the 1999 portion of the twelve-month period. Despite continued strong earnings, potential healthcare legislation created sufficient worries regarding Medicare reimbursement

                                    EVERGREEN
                                   Growth Fund
                          Portfolio Manager Interview

to severely depress this market sector. By late summer we had reduced our healthcare weighting in half, to approximately 10% of the portfolio.

On a positive note, earnings reports for both the first and second quarters of 1999 have shown fewer negative earnings surprises than at any other time during the last three years. This continues to emphasize to us the strong, underlying, fundamental characteristics of the Fund's holdings.

                                Top 5 Industries
                        -------------------------------
                        (as a percentage of net assets)

Electrical Equipment & Services                                           11.6%
--------------------------------------------------------------------------------
Information Services & Technology                                         10.4%
--------------------------------------------------------------------------------
Business Equipment & Services                                              9.6%
--------------------------------------------------------------------------------
Healthcare Products & Services                                             8.7%
--------------------------------------------------------------------------------
Retail & Wholesale                                                         6.7%
--------------------------------------------------------------------------------

How is the portfolio currently positioned?

The Fund's current industry breakdown is weighted toward what we believe are the outstanding growth sectors of the economy. Technology is our heaviest weighting, with our most significant exposure within that sector to semiconductor and semiconductor equipment names. We are also maintaining a significant exposure to specialty retail, broadcast, and food company names, making the consumer sector our second largest portfolio weighting. We believe that the engine for continued moderate growth in the domestic economy will be the bargain-conscious consumer. The rapidly growing telecommunications group and energy companies are additional areas of current emphasis.

An additional item worth noting is that in reviewing the companies within our portfolio, we have discovered that the vast majority of spending needed to upgrade systems for Y2K compliance is already in place at these companies.


                                Top 10 Holdings
                        -------------------------------
                        (as a percentage of net assets)

Benchmark Electronics, Inc.                                               1.7%
--------------------------------------------------------------------------------
Emmis Broadcasting Corp., Cl. A                                           1.7%
--------------------------------------------------------------------------------
ITC DeltaCom, Inc.                                                        1.6%
--------------------------------------------------------------------------------
Papa Johns International, Inc.                                            1.5%
--------------------------------------------------------------------------------
Kemet Corp.                                                               1.5%
--------------------------------------------------------------------------------
Cox Radio, Inc., Cl. A                                                    1.5%
--------------------------------------------------------------------------------
Markel Corp.                                                              1.4%
--------------------------------------------------------------------------------
Atmel Corp.                                                               1.4%
--------------------------------------------------------------------------------
National Commerce Bancorp                                                 1.4%
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                                                1.3%
--------------------------------------------------------------------------------

What is your outlook?

We believe that the recent failure of our companies to experience price appreciation in line with their earnings per share growth rates has created a tremendous valuation opportunity. At the end of the period the price-earnings on the stocks in the Fund were 22.6 times 2000 earnings estimates. This compares favorably with the historical and projected earnings growth rate of over 30% for the stocks within the portfolio. The comparison is particularly striking versus slower-growing, higher price-to-earning, large cap names that have continued to benefit in this increasingly narrowly focused market environment.

                                    EVERGREEN
                                   Growth Fund
                          Portfolio Manager Interview

The Federal Reserve's two recent moves raising short-term interest rates are, in our opinion, likely to be followed by additional modest rate hikes between now and year-end. These moves are largely unwinding the looser monetary policy instituted at the time of the Asian and a major U.S. Hedge Fund crises last fall. Despite an increasingly tight labor market and higher energy and gold prices, we believe that inflation pressures will continue to remain modest.

Our growth-at-a-reasonable-price methodology, focusing on companies with established earnings histories that trade at attractive valuations versus their rates of growth, should continue to serve us well under a variety of potential market outcomes.

                                EVERGREEN
                                                  (formerly Mentor
                                High Income Fund   High Income Portfolio)
                   Fund at a Glance as of September 30, 1999

                              Portfolio Management

                [PHOTO]                [PHOTO]
                Timothy               P. Michael
               Anderson                 Jones
           Tenure: June 1999      Tenure: June 1999


                          CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Returns reflect expense limits previously in effect, without which returns would have been lower. Effective October 18, 1999, shareholders of Mentor High Income Portfolio Class A and Class B became owners of that number of full and fractional shares of Class A and Class C shares, respectively, of the Evergreen High Income Fund. In addition, the Evergreen Fund added new classes of shares designated as Class B and Class Y shares. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within six years and one year of their purchase, respectively. Class A, Class B and Class C shares are also assessed a distribution fee at an annual rate of 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 6/23/1998                     Class A   Class B
Class Inception Date                                    6/23/1998 6/23/1998
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                                -0.80%    -0.26%
--------------------------------------------------------------------------------
1 year w/o sales charge                                  4.07%     3.64%
--------------------------------------------------------------------------------
Since Class Inception                                   -5.99%    -5.63%
--------------------------------------------------------------------------------
Maximum Sales Charge                                     4.75%     4.00%
                                                      Front End    CDSC
--------------------------------------------------------------------------------
12-month income dividends per share                     $1.09     $1.02
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charges unless noted.


                               LONG TERM GROWTH

                                    [GRAPH]


                     Consumer Price    ML High Yield Master II
    Date              Index - US             Bond Index           Class A
    ----              ----------       -----------------------    -------
   6/30/98               10,000                10,000               9,524
   9/30/98               10,037                 9,581               8,874
  12/31/98               10,055                 9,845               9,209
   3/31/99               10,123                10,025               9,493
   6/30/99               10,196                10,090               9,443
   9/30/99               10,276                 9,956               9,156


Comparison of a $10,000 investment in the Evergreen High Income Fund Class A/2/ shares, versus a similar investment in the Merrill Lynch High Yield Master II Bond Index (MLHYM2) and the Consumer Price Index (CPI).

The MLHYM2 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                High Income Fund
                          Portfolio Manager Interview

How did the Fund Perform?

Evergreen High Income Fund Class A shares produced a total return of 4.07% for the twelve-month period ended September 30, 1999, before deduction of any applicable sales charge. This compared to the Merrill Lynch High Yield Master II Bond Index, which returned 3.92% for the same period. The average return of the Lipper High Current Yield peer group stood at 4.84% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                           $253,743,746
-----------------------------------------------------------------------
Number of Holdings                                                  154
-----------------------------------------------------------------------
Average Duration                                              4.3 years
-----------------------------------------------------------------------
Effective Maturity                                            6.5 years
-----------------------------------------------------------------------

The past twelve months were difficult for bond investors. Interest rates rose 1.00% to 1.50% in all maturities, putting 1999 on track to be the second worst year for bonds in the history of the credit markets. The Fund's fiscal year began with interest rates moving lower, however. In the fourth quarter of 1998, the Federal Reserve Board and many foreign bankers pumped liquidity into the world's economies and global financial markets to stabilize them after a turbulent summer. Russia effectively defaulted on its debt in the summer of 1998, setting off a global crisis in the credit markets. Many Wall Street firms, including one of the largest hedge funds in the U.S., had engaged in highly leveraged transactions that were linked to Russia. As their trades were unwound, bond prices spiraled lower. Hedge funds are private investment companies which typically engage in highly complex, leveraged transactions. They are not subject to the same regulations as mutual funds. Investors sought only the safest and most liquid securities, primarily U.S. Treasuries. U.S. Treasury prices soared--driving their prices higher--and demand for riskier securities waned, in a classic "flight-to-quality". As a result, the yield premium of riskier securities versus U.S. Treasuries rose dramatically. The markets stabilized in the final months of 1998, with many investors anticipating weak economic growth heading into the new year.

The U.S. economy remained robust in 1999, however, and many foreign economies experienced faster and more durable growth than investors had expected. Market sentiment reversed course. Thoughts of an overheated U.S. economy, inflationary pressures and tighter monetary policies replaced beliefs that fragile world economies would dampen U.S. economic growth. Domestic investors pushed interest rates higher; a move that was echoed by foreign investors who both shared inflationary concerns and sought to attract international cash flows. Official tightening moves followed, with the Federal Reserve Board raising interest rates twice in the summer of 1999.

Despite having limited absolute returns, high yield bonds turned in a strong relative performance compared to other fixed-income sectors. Yield premiums to U.S. Treasuries had increased substantially during the "flight-to-quality", with the yield advantages increasing with credit risk.

The situation enabled high yield bonds to outperform higher-quality counterparts when the markets stabilized and yield relationships tightened somewhat. As the Fund's fiscal year came to a close, however, a rising default rate and concerns about Y2K caused high yield bonds to give back some of their gains. Yield spreads at fiscal year end between high yield debt and Treasury bonds remained at extremely high levels by historical standards.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Communication Systems & Services                                      16.5%
---------------------------------------------------------------------------
Telecommunication Services & Equipment                                11.3%
---------------------------------------------------------------------------
Consumer Products & Services                                           7.7%
---------------------------------------------------------------------------
Gaming                                                                 5.9%
---------------------------------------------------------------------------
Oil/Energy                                                             4.9%
---------------------------------------------------------------------------

                                   EVERGREEN
                                High Income Fund
                          Portfolio Manager Interview

How would you describe the investment strategy for the High Income Fund?

The Fund's performance was influenced by two key strategies: its substantial cash position during the decline of the high yield market and a shift in focus from yield to liquidity. The Fund held 20% of net assets in cash as the high yield market collapsed in the fall of last year, which enhanced price stability and left the Fund well positioned to reinvest at attractive yields. At the same time, however, a large percentage of the Fund was invested in securities that had provided higher yields, but limited liquidity. Although global markets recovered somewhat from the turmoil of last fall, many Wall Street firms hurt by last year's use of extensive leverage became unusually cautious about adding to their security inventories. This reluctance on the part of dealers to make markets in many types of securities limited the potential price appreciation for bonds, particularly those considered to be less liquid. Liquidity is a measure of how easily a particular security can be bought and sold, and how high the transaction costs associated with such purchases and sales will be. In light of reduced overall liquidity in the market, the liquidity of individual securities became a top priority for investors. Securities deemed to be relatively illiquid, including many owned by the Fund, incurred greater relative price losses when investors began to put increasing importance on liquidity.

As market conditions improved, we began to reduce the Fund's positions in securities with limited liquidity, replacing them with bonds that enhanced overall portfolio liquidity. This strategy included selling holdings in emerging markets and limiting international exposure to positions in the so-called "G-7" countries, particularly Canada and Great Britain. In addition to raising liquidity standards, we also have focused on bonds that we believe offer the potential for price appreciation due to credit improvement, primarily in securities rated "B". Many companies in the telecommunications and cable industries offer considerable opportunities for credit improvement due to merger and acquisition activity and an increasing number of private equity infusions. This global activity is being driven by the increasing penetration of wireless communications and the exponential growth in demand for bandwidth due to the internet. As a result, portfolio weightings were tilted toward issuers in these sectors of the market.


                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

                                     Coupon           Maturity
                                     ------           --------
King Pharmaceuticals, Inc.           10.75%          2/15/2009         1.2%
---------------------------------------------------------------------------
Intermedia Comm.,
Step Bond                                0%          5/15/2006         1.1%
---------------------------------------------------------------------------
Triton PCS, Inc.,
Step Bond                                0%           5/1/2008         1.1%
---------------------------------------------------------------------------
Biovail Corp. Intl.                  10.88%         11/15/2005         1.1%
---------------------------------------------------------------------------
Tekni Plex, Inc.                     11.25%           4/1/2007         1.0%
---------------------------------------------------------------------------
Swift Energy Co.                     10.25%           8/1/2009         1.0%
---------------------------------------------------------------------------
Pantry, Inc.                         10.25%         10/15/2007         1.0%
---------------------------------------------------------------------------
Oxford Hlth. Plans, Inc.             11.00%          5/15/2005         1.0%
---------------------------------------------------------------------------
Argosy Gaming Co.                    10.75%           6/1/2009         1.0%
---------------------------------------------------------------------------
Centennial Cellular
Oper. Co.                            10.75%         12/15/2008         1.0%
---------------------------------------------------------------------------

What is your outlook?

We are cautious about high yield bonds over the near term, yet extremely optimistic longer term. We expect a period of stagnation over the next few months, with investors wary of putting money into the market in advance of Y2K. Further, the high yield default rate has been rising. To some extent, the rising default rate is a natural consequence of the record supply witnessed in recent years; as securities age they are more prone to default. Other culprits leading to rising defaults include the emerging market crisis and

                                   EVERGREEN
                                High Income Fund
                          Portfolio Manager Interview

depressed commodity prices. Although rising defaults should have been expected, the increase has hurt bond prices. We believe that problems associated with Y2K will be limited and that defaults will remain confined to marginal deals put together in the aggressive environment of recent years. However, we expect liquidity to remain a prime consideration for investors in the foreseeable future.

In our opinion, high yield bonds offer very attractive relative value and tremendous opportunity for price appreciation over the longer term. "Real" interest rates--the rate earned by the investor in excess of inflation--is high by historical standards. This rate is enhanced further by the yield advantages provided by high yield bonds versus U.S. Treasuries, again high by historical standards. Some high yield bonds offer nearly double the yield of Treasuries with comparable maturities.

We are also optimistic about credit opportunities in high yield bonds, particularly in telecommunications and cable industries. Other areas of emphasis include technology manufacturers and paper producers. These industries are benefiting from improved pricing power as world economies recover from the financial shocks of recent years, and deflationary pressures are eased.

With its emphasis on liquidity and credit opportunity, we believe the Fund is well-positioned for solid returns. We look forward to continued opportunity in high yield bonds, as yield relationships return to more historical standards.

                                    EVERGREEN
                                                     (formerly Mentor Municipal
                              Municipal Income Fund   Income Portfolio)

                   Fund at a Glance as of September 30 , 1999

                              Portfolio Management

                         [PHOTO]             [PHOTO]
                         George              James
                         Kimball           Colby III

                    Tenure: June 1999    Tenure: June 1999


                          CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1999 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. Effective October 18, 1999, shareholders of Mentor Municipal Income Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Municipal Income Fund. Returns reflect expense limits previously in effect, without which returns would have been lower. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within one year of their purchase. Class A and Class C shares are also assessed a distribution fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                          PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 4/29/1992         Class A       Class B   Class Y
Class Inception Date                        4/29/1992    4/29/1991 1/19/1997
--------------------------------------------------------------------------------
Average Annual Returns*
--------------------------------------------------------------------------------
1 year with sales charge                     -8.18%      -7.62%        n/a
--------------------------------------------------------------------------------
1 year w/o sales charge                      -3.60%      -3.93%      -3.36%
--------------------------------------------------------------------------------
3 years                                       2.67%       3.27%        n/a
--------------------------------------------------------------------------------
5 years                                       4.75%       5.12%        n/a
--------------------------------------------------------------------------------
Since Class Inception                         5.32%       5.51%       2.08%
--------------------------------------------------------------------------------
Maximum Sales Charge                          4.75%       4.00%        n/a
                                          Front End       CDSC
--------------------------------------------------------------------------------
12-month income dividends per share          $0.69       $0.60       $0.22
--------------------------------------------------------------------------------
* Adjusted for maximum applicable sales charges unless noted.

                               LONG TERM GROWTH

                                    [GRAPH]

                 Consumer Price           Lehman Brothers
    Date           Index - US           Municipal Bond Index       Class A
                 --------------         --------------------       -------
   4/30/92            10,000                     10,000              9,527
   9/30/92            10,129                     10,561             10,035
   9/30/93            10,401                     11,907             11,607
   9/30/94            10,710                     11,616             11,074
   9/30/95            10,982                     12,916             12,135
   9/30/96            11,312                     13,696             12,917
   9/30/97            11,556                     14,931             14,065
   9/30/98            11,728                     16,232             15,223
   9/30/99            12,007                     16,119             14,675


Comparison of a $10,000 investment in Evergreen Municipal Income Fund Class A/2/ shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Municipal Income Fund

                          Portfolio Manager Interview

How did the Fund Perform?

For the twelve-month period ended September 30, 1999, the Fund's Class A shares returned -3.60%, before deduction of any applicable sales charges, trailing the average return produced by the Lipper General Municipal Bond Funds, which was -3.07% for the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned -0.70% for the same period.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                                  $108,603,285
--------------------------------------------------------------------------------
Number of Holdings                                                          98
--------------------------------------------------------------------------------
Average Duration                                                     9.4 Years
--------------------------------------------------------------------------------
Effective Maturity                                                  15.6 Years
--------------------------------------------------------------------------------

What was the investment environment like over the past year?

Rising interest rates and dramatically changing market conditions presented a challenging environment for bond investors over the past twelve months. As the Fund's fiscal year opened, global interest rates fell in response to coordinated easing moves by the world's central bankers. At that time, the credit markets were recovering from a turbulent summer of 1998. Russia had effectively defaulted on its debt, sending shock waves throughout the international credit markets. The situation had particularly strong implications for the largest hedge fund in the United States, which announced the need for financial assistance to avoid bankruptcy. A hedge fund is a private investment account that often engages in highly complex, leveraged trading techniques, and is not subject to the same regulations as mutual funds. Investors became increasingly concerned about the far-reaching global effects of unwinding the hedge fund's trades, prompting unusually strong demand for only the safest and most liquid securities--primarily U.S. Treasuries. This "flight-to-quality" drove Treasury yields to extraordinarily low levels, and their prices correspondingly higher. At the same time, investors penalized securities with risk, forcing the yield advantages of other securities versus U.S. Treasuries to levels that were high by historical standards.

                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

Industrial Development                                                24.1%
---------------------------------------------------------------------------
Housing - Single Family                                               16.1%
---------------------------------------------------------------------------
Hospital                                                              12.2%
---------------------------------------------------------------------------
General Obligation - Local                                             9.4%
---------------------------------------------------------------------------
Water & Sewer                                                          6.4%
---------------------------------------------------------------------------

Municipal bond prices rallied as interest rates fell, although a smaller investor audience for tax-exempt securities relative to U.S. Treasuries limited price appreciation. Also, the municipal bond market experienced record new supply in 1998, which also put a lid on rising prices. By December 1998, the combination gave municipal bonds increasing relative value versus U.S. Treasuries, however, with tax-exempt yields rivaling those of their taxable counterparts.

Many investors expected fragile international economies to weaken U.S. economic growth in 1999. However, the U.S. economy continued to show strength, and many foreign economies demonstrated faster and more durable recoveries than investors expected. Market sentiment reversed course. Investors began to watch for signs of excessive growth and inflationary pressures, pushing interest rates higher in anticipation of a more restrictive monetary policy. Many foreign interest rates followed suit, as international investors shared concerns about inflation and also sought to attract global cash flows. In the summer of 1999, investor expectations were realized when the Federal Reserve Board did, in fact, raise interest rates.

                                   EVERGREEN
                             Municipal Income Fund

                          Portfolio Manager Interview

Municipal bonds outperformed U.S. Treasuries as interest rates rose. On an annualized basis year-to-date, municipal bond supply fell by over 20% in 1999, relieving pressure and allowing prices to improve. Further, while municipal bonds were still attractively priced by historical standards, their yield relationship to Treasuries began to return to more normal levels. This enabled prices to rise further.


                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

                                Coupon     Maturity
                                ------     --------
Jefferson Cnty., CO RB           5.00%   11/1/2018   2.5%
---------------------------------------------------------
Wisconsin Hsg. & EDA RB          5.75%    4/1/2030   2.2%
---------------------------------------------------------
American Pub. Energy
Agcy. RB                         4.38%    6/1/2010   2.2%
---------------------------------------------------------
Montana Hsg. Board SFHRB         5.65%   12/1/2020   2.1%
---------------------------------------------------------
Harrison Cnty., WV Solid
Wst. Disposal RB                 6.75%    8/1/2024   2.0%
---------------------------------------------------------
Kane Cnty., IL Sch. Dist. GO     5.50%    2/1/2011   1.9%
---------------------------------------------------------
Alliance, TX Arpt. Auth.,
Inc., Spl. Facs. RB              6.38%    4/1/2021   1.9%
---------------------------------------------------------
New Orleans, LA GO               5.50%   12/1/2021   1.8%
---------------------------------------------------------
Idaho Hsg. & Fin. Assn.
SFHRB                            5.70%    7/1/2019   1.8%
---------------------------------------------------------
Nassau Cnty., NY GO              5.25%    6/1/2015   1.8%
---------------------------------------------------------

How would you describe the investment strategy for the past year?

The Portfolio's investment strategy emphasized income and interest rate sensitivity through the spring of 1999, by maintaining a long duration and substantial positions in higher-yielding, lower-rated credits. This benefited performance in the last quarter of 1998, when the credit markets stabilized and many lower-rated bonds outperformed higher-rated counterparts. The Portfolio's sensitivity to interest rate changes, as well as positions in higher-yielding but less liquid securities, caused performance to lag by the middle of the fiscal year when interest rates began to rise.

The Portfolio experienced considerable restructuring in the second half of the period. We focused on building liquidity and improving credit quality by selling less liquid, lower-rated bonds. We increased yield by selling bonds that had been purchased at lower yields and replaced these with higher yielding bonds when conditions permitted. We also shortened duration, which enhances price stability when interest rates rise. As of September 30, 1999, the Fund's average quality was "A", its duration was 9.4 years and its effective maturity stood at
15.6 years.

What is your outlook?

Near term, we think the bond market in general could be a little unsettled as investors and issuers prepare for Y2K. While there may be some Y2K challenges with smaller issuers we think, as a whole, municipalities are pretty well set. Longer term, we believe municipal bonds offer very attractive relative value. "Real" interest rates--or the rate earned by investors when inflation is removed--are high by historical standards. Also, in our opinion, the tax-exempt sector as an asset class offers attractive value, with "AAA"-rated bonds providing 87%-90% of the yield of U.S. Treasuries with comparable maturities. The combination bodes well for total return potential over the long term.

                                   EVERGREEN                   (formerly Mentor
                              Quality Income Fund              Quality Income
                   Fund at a Glance as of September 30, 1999   Portfolio)


                              Portfolio Management
--------------------------------------------------------------------------------


                      [PHOTO]                    [PHOTO]


                 P. Michael Jones           Timothy Anderson
                Tenure: March 1995          Tenure: June 1998


                      [PHOTO]                    [PHOTO]


                    Jan Buskop                Dennis Clary
                Tenure: March 1999          Tenure: May 1998


                                   [PHOTO]


                               Todd Kuimjian
                            Tenure: January 1997


                          CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: 1999 Morningstar, Inc.


                          PERFORMANCE AND RETURNS/2/


Portfolio Inception Date: 4/29/1992         Class A    Class B    Class Y
Class Inception Date                       4/29/1992  4/29/1992  11/19/1997
Average Annual Returns*
1 year with sales charge                    -7.51%     -7.00%       n/a
1 year w/o sales charge                     -2.89%     -3.34%      -2.63%
3 years                                      3.77%      4.37%       n/a
5 years                                      5.40%      5.77%       n/a
Since Class Inception                        4.33%      4.51%       3.21%
Maximum Sales Charge                         4.75%      4.00%       n/a
                                          Front End     CDSC
12-month income dividends per share         $0.79      $0.73       $0.24

* Adjusted for maximum applicable sales charges unless noted.


                               LONG TERM GROWTH

                                 [LINE GRAPH]

                                                             Merrill Lynch
                                                                5-7 Year
                         Class A                CPI          Treasury Index
   4/30/92                9,527                10,000            10,000
   9/30/92                9,848                10,129            11,020
   9/30/93               10,341                10,401            12,185
   9/30/94               10,002                10,710            11,691
   9/30/95               11,185                10,982            13,294
   9/30/96               11,649                11,312            13,859
   9/30/97               12,798                11,556            15,110
   9/30/98               14,072                11,728            17,272
   9/30/99               13,596                12,007            16,936


Comparison of a $10,000 investment in the Evergreen Quality Income Fund Class A/2/ shares, versus a similar investment in the Merrill Lynch 5-7 Year Treasury Index (ML5-7YTI) and the Consumer Price Index (CPI).

The ML5-7YTI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Quality Income Fund. In addition, the Evergreen Fund added a new class of shares designated as Class B shares. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within six years and one year of their purchase, respectively. Class A, Class B and Class C shares are also assessed a distribution fee at an annual rate of 0.25%, 1.00% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                                    EVERGREEN
                               Quality Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen Quality Income Fund Class A shares returned -2.89% for the twelve-month period ended September 30, 1999, unadjusted for sales charges. The Fund's benchmark, the Merrill Lynch 5-7 Year Treasury Index returned -1.94% for the same period. The average return of the Lipper A-Rated Corporate Bond peer group was -2.19% and the 7-year U.S. Treasury notes return was -3.53% in the same period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                                    $201,197,816
--------------------------------------------------------------------------------
Number of Holdings                                                           113
--------------------------------------------------------------------------------
Average Duration                                                       5.3 Years
--------------------------------------------------------------------------------
Effective Maturity                                                     6.2 Years
--------------------------------------------------------------------------------


What factors affected performance?

The past twelve months were extremely difficult for bond investors. Stronger-than-expected economic growth drove interest rates 1.00% to 1.50% higher across all maturities, putting 1999 on track to be the second worst year for bonds in the history of the credit markets.

The fiscal year started with interest rates moving lower. The summer of 1998 left world economies and financial markets in a state of upheaval. Russia's effective default on its debt revealed a strong connection between emerging markets and Wall Street firms through extensive use of leveraged trading. The situation pushed the largest hedge fund in the United States to the brink of bankruptcy; and investors became increasingly concerned about the widespread global effects of traders unwinding their positions. Hedge funds are private investment accounts that often engage in highly leveraged, complex trading activity, and are not subject to the same regulations as mutual funds. Corporate bond and mortgage-backed security prices spiraled lower as selling continued into a market with severely reduced liquidity. Investors sought only the highest quality and most liquid securities. Demand for U.S. Treasuries soared, but faded for bonds with even a hint of risk. To restabilize global economies and financial markets, the world's central bankers flooded their economies with liquidity in the fourth quarter of 1999, pushing interest rates to extraordinarily low levels.

As we entered 1999, many investors expected fragile international economies to limit U.S. economic growth. However, thanks to aggressive easing by the Federal Reserve Board and other central banks across the world, the U.S. economy remained robust, and growth in many global economies was faster and more durable than many investors anticipated. Market sentiment shifted from concerns that weak international growth would dampen the U.S. economy to concerns about an overheated economy fostering inflation and prompting the need for a more restrictive monetary policy. By the end of the Fund's fiscal year, the Federal Reserve Board had raised interest rates twice. Many foreign interest rates followed U.S. interest rates higher, as global investors shared concerns about inflation and sought to attract international cash flows.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

U.S. Government & Agency Obligations                                     38.1%
--------------------------------------------------------------------------------
Collateralized Mortgaged Obligations                                     19.2%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                  13.9%
--------------------------------------------------------------------------------
Communication Systems & Services                                          8.2%
--------------------------------------------------------------------------------
Finance & Insurance                                                       7.4%
--------------------------------------------------------------------------------

                                   EVERGREEN
                              Quality Income Fund
                          Portfolio Manager Interview

The market's volatility created longer-term opportunity, however, as changing market conditions caused yield relationships between U.S. Treasuries and other sectors to shift. Corporate bonds and mortgage-backed securities began to offer yield advantages versus Treasuries that were extremely high by historical standards. Market psychology also changed. Although global markets recovered somewhat from the turmoil of last fall, many Wall Street firms--hurt by last year's use of extensive leverage--became unusually cautious about adding to their security inventories. This reluctance on the part of dealers to make markets in many types of securities limited the potential price appreciation for bonds, particularly those considered to be less liquid. Liquidity is a measure of how easily a particular security can be bought or sold, and how high the transaction costs associated with such purchases and sales will be. In light of reduced overall liquidity in the market, the liquidity of individual securities became a top priority for investors.


                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

                                  Coupon         Maturity
                                  ------         --------
FNMA                               7.0%          8/1/2029             10.7%
FNMA                               7.5%         12/1/1999              4.5%
FNMA                               7.0%          9/1/2014              4.0%
FHLMC                              6.5%         7/25/2018              3.3%
CS First Boston Mtge.
Sec. Corp.                        7.18%         2/25/2018              3.2%
FHLMC                              6.0%         3/15/2009              3.0%
Norwest Asset Secs. Corp.         6.25%         9/25/2028              2.8%
FNMA                               6.5%          4/1/2014              2.5%
GNMA                               7.0%        12/15/2028              2.5%
General Elec. Capital
Mtge. Svcs., Inc.                 6.27%         4/25/2029              2.2%


How would you describe the investment strategy over the past year?

Our management strategies focused on asset allocation and active management of the Fund's duration. We entered the fiscal year with a heavy weighting in U.S. Treasuries, a minimal position in investment grade corporate bonds and no high yield bond holdings. The Fund also had a long duration. The Fund's asset allocation and long duration enhanced total return when demand was unusually strong for U.S. Treasuries and interest rates fell. We reduced holdings in U.S. Treasuries toward the end of 1998, reinvesting assets in mortgage-backed securities and investment grade corporate bonds. At that time, market conditions had stabilized and yield advantages were at attractive levels. The new asset allocation benefited performance when mortgage-backed securities and corporate bonds outperformed U.S. Treasuries as yield relationships returned to more normal historical standards. We then shortened the Fund's duration in May, maintaining a defensive stance through the end of the fiscal period. A shorter duration enhanced price stability as interest rates rose.

What is your outlook?

At current levels, we think bonds have very attractive relative value and offer the potential for solid returns longer term. "Real" interest rates--the rate earned by the investor in excess of inflation--is high by historical standards. The value is enhanced further by current yield advantages provided by mortgage-backed securities and corporate bonds.

Heavy new supply has weighed on the market, as issuers come to market prior to Y2K. Further, we think the Federal Reserve Board may need to raise short-term interest rates, to continue draining some of the liquidity it provided last year. We would not be surprised to see short-term rates reach the 6% area. Much of the economy's strength has come from consumer spending, which has been fueled by the "wealth effect" of rising stock prices. In our opinion, stock prices would respond negatively to such an increase in short-term interest rates, dampening the "wealth effect" and curbing consumer spending. We think rates in this range also would slow the housing market by reducing real estate activity. A slower economy with continued low inflation should improve market sentiment and combined with the market's attractive relative value give a substantial lift to bond prices.

                                   EVERGREEN                   (formerly Mentor
                           Short-Duration Income Fund          Short-Duration
                   Fund at a Glance as of September 30, 1999   Income Portfolio)


                                    Portfolio
                                   Management
--------------------------------------------------------------------------------


                      [PHOTO]                    [PHOTO]


                   P. Michael Jones         Timothy Anderson
                  Tenure: April 1994        Tenure: June 1998


                      [PHOTO]                    [PHOTO]


                      Jan Buskop              Dennis Clary
                  Tenure: March 1999        Tenure: May 1998


                                     [PHOTO]


                                  Todd Kuimjian
                              Tenure: January 1997


                          CURRENT INVESTMENT STYLE/1/

                                   [GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 9/30/1999.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: 1999 Morningstar, Inc.


                          PERFORMANCE AND RETURNS/2/


Portfolio Inception Date: 4/29/1994         Class A    Class B    Class Y
Class Inception Date                       6/16/1995  4/29/1994  11/19/1997
Average Annual Returns*
1 year with sales charge                     0.37%      -2.84%        n/a
1 year w/o sales charge                      1.38%       0.99%        1.63%
3 years                                      4.84%       4.24%        n/a
5 years                                      n/a         5.50%        n/a
Since Class Inception                        4.86%       5.22%        4.41%
Maximum Sales Charge                         1.00%       4.00%        n/a
                                          Front End     CDSC
12-month income dividends per share         $0.71       $0.66        $0.20

* Adjusted for maximum applicable sales charges unless noted.


                               LONG TERM GROWTH

                                 [LINE GRAPH]

                                                                 Merrill Lynch
                                                               1-3 Year Treasury
                         Class B                   CPI               Index
  4/30/94                 10,000                  10,000             10,000
  9/30/94                 10,084                  10,136             10,143
  9/30/95                 11,022                  10,394             10,982
  9/30/96                 11,519                  10,706             11,599
  9/30/97                 12,321                  10,936             12,398
  9/30/98                 13,145                  11,099             13,387
  9/30/99                 13,217                  11,364             13,819


Comparison of a $10,000 investment in the Evergreen Short-Duration Income
Fund, Class B/2/ shares, versus a similar investment in the Merrill Lynch 1-3 Yr Treasury Index (ML1-3YTI) and the Consumer Price Index (CPI).

The ML1-3YTI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The advisor is waiving a portion of its advisory fee and waiving the Fund's administration fee. Had the fees not been waived, returns would have been lower. Effective October 25, 1999, shareholders of Mentor Short-Duration Income Portfolio Class A, Class B and Class Y became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Evergreen Short-Duration Income Fund. Class A shares of the Fund are currently sold with a maximum front-end sales charge of 3.25% and Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC"), when shares are redeemed within one year of their purchase, respectively. Class A and Class C shares are also assessed a distribution fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each Class. Class Y shares are sold at net asset value and are not subject to CDSC or ongoing distribution fees.

                                   EVERGREEN
                           Short-Duration Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen Short-Duration Income Fund Class B shares produced returns of 0.99% for the twelve-month period ended September 30, 1999, unadjusted for any applicable sales charges. In comparison, the average return of the Lipper Short-Intermediate Investment Grade peer group stood at 1.15% for the same period while the fund's benchmark, the Merrill Lynch 1-3 Year Treasury Index, returned 3.22% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 9/30/1999)

Total Net Assets                                                   $160,961,147
Number of Holdings                                                           90
Average Duration                                                      2.6 Years
Effective Maturity                                                    3.7 Years


After declining in the early part of the period, interest rates closed the fiscal year 1.00% to 1.50% higher than they were a year ago. Rising interest rates and changing yield relationships have created difficult conditions for bond investors and put 1999, year-to-date, on track to be the second worst year in the history of the credit markets.

As we entered the final quarter of 1998, investors were recovering from a near collapse of the global financial markets. Russia's effective default of its debt and extensive use of leveraged trading by many U.S. institutions put bond prices into a downward spiral. With liquidity severely restricted, the largest U.S. hedge fund announced the need for financial assistance to remain solvent. A hedge fund is a private investment account that often engages in highly complex, leveraged trading techniques. Hedge funds are not subject to the same regulations as mutual funds. Investors became increasingly concerned about the global effects of unwinding these trades, and in seeking the safety and liquidity of U.S. Treasuries, sparked a classic "flight-to-quality" which drove Treasury yields to the lowest levels of the decade. To restore stability to world economies and financial markets, the Federal Reserve Board and other central bankers embarked on a coordinated round of interest rate cuts. Many investors entered 1999 expecting weak international recoveries to slow U.S. economic growth.

The U.S. economy remained strong, however; and international economies tended to improve with faster and more sustainable growth than many investors anticipated. Investors' focus turned to potentially excessive growth with rising inflation prompting the need for a more restrictive monetary policy. Domestic interest rates rose, pulling many foreign interest rates higher, as international investors shared concerns about inflation and sought to attract global cash flows. By mid-1999, the Federal Reserve Board and other central bankers began to drain the liquidity they had provided earlier, raising interest rates as a preemptive strike against inflation.

Market conditions reflected this challenging and shifting environment. Demand for U.S. Treasuries was extraordinary during 1998's "flight-to-quality". While investors emphasized quality and liquidity, however, they penalized risk by demanding higher yield advantages relative to Treasuries. Yield advantages for corporate bonds and mortgage-backed securities rose, with "spreads" increasing as investors incurred greater risk. These sectors began to offer extremely attractive relative value, however; and when the markets stabilized and later showed improvement, yield relationships began to return to more historical levels. As this occurred, lower-rated bonds outperformed their higher-rated counterparts. Lower-rated bonds gave back some of their gains in the summer of 1999, however, as a rising default rate and heavy supply in anticipation of Y2K caused yield advantages to once again begin to increase.

                                   EVERGREEN
                           Short-Duration Income Fund
                          Portfolio Manager Interview

Liquidity remained a prime consideration for investors. Liquidity is a measure of how easily a particular security can be bought and sold, and how high the transaction costs associated with such purchases will be. Many trading desks had sharply curtailed capital in the aftermath of last year's leverage fiasco, and were considerably less aggressive in adding to their security inventories. This cautiousness on the part of dealers to make markets in many types of securities--particularly in advance of Y2K--limited the potential price appreciation for bonds, particularly those considered to be less liquid. In light of overall reduced liquidity in the market, the liquidity of individual securities became a top priority for investors.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

U.S. Government Agency Obligations                                       40.5%
Collateralized Mortgage Obligations                                      20.0%
Asset-Backed Securities                                                  19.5%
Finance & Insurance                                                       6.3%
Retailing & Wholesale                                                     3.2%


How would you describe the investment strategy over the past year?

The Fund's investment strategy was two-fold. We emphasized total return and income by actively managing the Fund's duration, and by taking advantage of the changing yield relationships provided by mortgage-backed and asset-backed securities, investment grade corporate bonds and high yield bonds. The Fund had a long duration when interest rates fell, increasing portfolio sensitivity to interest rate changes and improving total return. We then shortened the Fund's duration in May, maintaining a defensive stance through the end of the fiscal period. A shorter duration enhanced price stability as interest rates rose.

We also took advantage of shifting yield relationships caused by the market's changing conditions, which made a positive contribution to total return. We reduced holdings in Treasuries toward the end of 1998, tilting the Fund's positions toward mortgage-backed securities, investment grade corporate bonds and high yield securities. At that time, market conditions had stabilized and yield advantages were at attractive levels. The new asset allocation benefited performance when these sectors outperformed U.S. Treasuries when yield relationships returned to more normal historical standards. We found particularly good relative value in "BB"-rated bonds. The yield advantage increased dramatically for "BB"-rated bonds versus bonds rated "BBB" because many investors are restricted to buying investment grade credits, reducing the investment audience for "BB"-rated securities. The Fund's high yield holdings are thoroughly analyzed and constantly monitored by our staff of investment professionals.


                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

                                Coupon             Maturity
                                ------             --------
FNMA                              6.0%             4/1/2014           5.8%
FHLMC                             6.0%             6/1/2006           5.7%
Citicorp Mtge. Secs. Inc.        6.52%           11/25/2022           4.0%
U.S. Treasury                    5.25%            5/15/2004           3.5%
Notes
FNMA                              6.0%             3/1/2014           2.9%
GNMA                             6.38%            4/20/2022           2.8%
FNMA                              7.0%             8/1/2029           2.7%
Perpetual Savings Bank
Collat. Strip Interest           6.97%             3/1/2020           2.7%
Glendale Federal
Savings Bank                     6.49%           10/25/2009           2.7%
FHLMC                            6.23%             5/1/2014           2.5%

                                   EVERGREEN
                           Short-Duration Income Fund
                          Portfolio Manager Interview

What is your outlook?

At current levels, we think bonds have very attractive relative value and offer the potential for solid returns longer term. "Real" interest rates--the rate earned by the investor in excess of inflation--is high by historical standards. The value is enhanced further by current yield advantages provided by mortgage-backed securities and corporate bonds.

Near term, however, we believe that interest rates could rise. Heavy new supply has weighed on bond prices, as issuers come to market prior to Y2K. Further, we think the Federal Reserve Board still could need to raise short-term interest rates by draining some of the liquidity it provided last year. We would not be surprised to see short-term rates reach the 6% area. In our opinion, such a move would have a negative effect on stock prices and slow economic growth. Much of the economy's strength has come from consumer spending, which has been fueled by the "wealth effect" of rising stock prices. Historically, consumer spending accounts for two-thirds of the economy's growth. In our opinion, a correction in stock prices would dampen the "wealth effect" and curb consumer spending. We think rates in this range also would slow the housing market by reducing mortgage activity. A slower economy with continued low inflation should improve market sentiment and, combined with the market's attractive relative value, give a substantial lift to bond prices.

                                   EVERGREEN
                             Capital Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS A
Net asset value, beginning of period            $       13.69   $     13.69
                                                -------------   -----------
Income from investment operations
Net investment income                                    0.29             0
Net realized and unrealized gains or losses on
 securities and futures contracts                        1.44             0
                                                -------------   -----------
Total from investment operations                         1.73             0
                                                -------------   -----------
Distributions to shareholders from
Net investment income                                   (0.22)            0
Net realized gains                                      (0.05)            0
                                                -------------   -----------
Total distributions to shareholders                     (0.27)            0
                                                -------------   -----------
Net asset value, end of period                  $       15.15   $     13.69
                                                -------------   -----------
Total return*                                           12.67%         0.00%
Ratios and supplemental data
Net assets, end of period (thousands)           $     138,686   $     3,534
Ratios to average net assets
 Expenses**                                              1.50%         1.35%+
 Net investment income                                   1.83%         1.52%+
Portfolio turnover rate                                   140%           89%

                                 Year Ended September 30,
                         -------------------------------------------      Period Ended
                           1999    1998 (c)  1997    1996   1995 (d)  December 31, 1994 (e)
CLASS B (b)
Net asset value,
 beginning of period     $  13.69   $17.61  $16.28  $14.85   $12.44          $12.50
                         --------   ------  ------  ------   ------          ------
Income from investment
 operations
Net investment income        0.17     0.45    0.43    0.42     0.36            0.22
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts       1.45     1.43    3.35    2.09     2.08           (0.09)
                         --------   ------  ------  ------   ------          ------
Total from investment
 operations                  1.62     1.88    3.78    2.51     2.44            0.13
                         --------   ------  ------  ------   ------          ------
Distributions to
 shareholders from
Net investment income       (0.14)   (0.71)  (0.43)  (0.48)   (0.03)          (0.19)
Net realized gains          (0.05)   (5.09)  (2.02)  (0.60)       0               0
                         --------   ------  ------  ------   ------          ------
Total distributions to
 shareholders               (0.19)   (5.80)  (2.45)  (1.08)   (0.03)          (0.19)
                         --------   ------  ------  ------   ------          ------
Net asset value, end of
 period                  $  15.12   $13.69  $17.61  $16.28   $14.85          $12.44
                         --------   ------  ------  ------   ------          ------
Total return*               11.87%   11.86%  26.09%  18.00%   19.28%           1.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $218,816   $5,645  $4,102  $3,825   $3,210          $2,911
Ratios to average net
 assets
 Expenses**                  2.23%    0.52%   0.50%   0.50%    0.50%+          0.50%+
 Net investment income       1.05%    2.63%   2.78%   2.83%    3.26%+          3.32%+
Portfolio turnover rate       140%      89%     80%    103%      65%             71%

(a) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
(b) Effective October 18, 1999, shareholders of Mentor Balanced Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreeen Capital Balanced Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Balanced Portfolio was redesignated as that of Class C shares of Evergreen Capital Balanced Fund.
(c) Prior to September 16, 1998, all shareholders of the Balanced Fund were Class B shareholders. On September 16, 1998 shares of Class B were con-verted to Class Y shares.
(d) For the period from January 1, 1995 to September 30, 1995.
(e) For the period from June 21, 1994 (commencement of operations) to December 31,1994.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Capital Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                ------------------------------
                                                  1999         1998 (a) (b)
CLASS Y
Net asset value, beginning of period            $      13.69     $      13.69
                                                ------------     ------------
Income from investment operations
Net investment income                                   0.19             0.01
Net realized and unrealized gains or losses on
 securities and futures contracts                       1.57            (0.01)
                                                ------------     ------------
Total from investment operations                        1.76                0
                                                ------------     ------------
Distributions to shareholders from
Net investment income                                  (0.28)               0
Net realized gains                                     (0.05)               0
                                                ------------     ------------
Total distributions to shareholders                    (0.33)               0
                                                ------------     ------------
Net asset value, end of period                  $      15.12     $      13.69
                                                ------------     ------------
Total return                                           12.91%            0.00%
Ratios and supplemental data
Net assets, end of period (thousands)           $         26     $      3,642
Ratios to average net assets
 Expenses*                                              1.14%            1.10%+
 Net investment income                                  1.59%            2.31%+
Portfolio turnover rate                                  140%              89%

(a) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
(b) Prior to September 16, 1998, all shareholders of the Balanced Fund were Class B shareholders. On September 16, 1998 shares of Class B were con-verted to Class Y shares.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended September 30,
                                ----------------------------------------------
                                  1999       1998     1997     1996     1995
CLASS A
Net asset value, beginning of
 period                         $  22.71   $  22.42  $ 19.36  $ 16.02  $ 14.88
                                --------   --------  -------  -------  -------
Income from investment
 operations
Net investment income (loss)       (0.05)     (0.10)   (0.02)    0.11     0.02
Net realized and unrealized
 gains or losses on securities
 and futures contracts              4.27       2.34     5.87     3.73     2.91
                                --------   --------  -------  -------  -------
Total from investment
 operations                         4.22       2.24     5.85     3.84     2.93
                                --------   --------  -------  -------  -------
Distributions to shareholders
 from
Net investment income                  0      (0.01)       0        0        0
Net realized gains                 (2.55)     (1.94)   (2.79)   (0.50)   (1.79)
                                --------   --------  -------  -------  -------
Total distributions to
 shareholders                      (2.55)     (1.95)   (2.79)   (0.50)   (1.79)
                                --------   --------  -------  -------  -------
Net asset value, end of period  $  24.38   $  22.71  $ 22.42  $ 19.36  $ 16.02
                                --------   --------  -------  -------  -------
Total return*                      20.21%     10.72%   34.78%   24.63%   20.18%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $285,690   $145,117  $65,703  $31,889  $29,852
Ratios to average net assets
 Expenses**                         1.39%      1.34%    1.41%    1.43%    1.87%
 Net investment income             (0.21%)     0.06%    0.53%    0.51%    0.27%
Portfolio turnover rate               82%       104%      64%      98%     157%

                                  Year Ended September 30,
                         --------------------------------------------------
                           1999       1998       1997      1996      1995
CLASS B (a)
Net asset value,
 beginning of period     $  21.72   $  21.68   $  18.92   $ 15.79   $ 14.80
                         --------   --------   --------   -------   -------
Income from investment
 operations
Net investment income
 (loss)                     (0.22)     (0.08)         0     (0.04)     0.25
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts       4.02       2.07       5.55      3.67      2.53
                         --------   --------   --------   -------   -------
Total from investment
 operations                  3.80       1.99       5.55      3.63      2.78
                         --------   --------   --------   -------   -------
Distributions to
 shareholders from
Net investment income           0      (0.01)         0         0         0
Net realized gains          (2.55)     (1.94)     (2.79)    (0.50)    (1.79)
                         --------   --------   --------   -------   -------
Total distributions to
 shareholders               (2.55)     (1.95)     (2.79)    (0.50)    (1.79)
                         --------   --------   --------   -------   -------
Net asset value, end of
 period                  $  22.97   $  21.72   $  21.68   $ 18.92   $ 15.79
                         --------   --------   --------   -------   -------
Total return*               19.08%      9.86%     33.88%    23.64%    19.26%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $253,281   $196,751   $113,587   $68,213   $57,648
Ratios to average net
 assets
 Expenses**                  2.14%      2.09%      2.16%     2.18%     2.56%
 Net investment income      (0.96%)    (0.70%)    (0.22%)   (0.24%)   (0.41%)
Portfolio turnover rate        82%       104%        64%       98%      157%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                ----------------------------
                                                   1999         1998 (a)
CLASS Y
Net asset value, beginning of period            $      22.74   $      20.81
                                                ------------   ------------
Income from investment operations
Net investment income                                      0           0.02
Net realized and unrealized gains or losses on
 securities and futures contracts                       4.31           2.16
                                                ------------   ------------
Total from investment operations                        4.31           2.18
                                                ------------   ------------
Distributions to shareholders from
Net realized gains                                     (2.55)         (0.25)
                                                ------------   ------------
Total distributions to shareholders                    (2.55)         (0.25)
                                                ------------   ------------
Net asset value, end of period                  $      24.50   $      22.74
                                                ------------   ------------
Total return                                           20.57%         10.56%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1   $          1
Ratios to average net assets
 Expenses*                                              1.14%          1.09%+
 Net investment income                                  0.08%          0.38%+
Portfolio turnover rate                                   82%           104%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Capital Income and Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                  --------------------------------------------
                                    1999     1998     1997     1996     1995
CLASS A
Net asset value, beginning of
 period                           $  19.54  $ 20.60  $ 19.16  $ 17.13  $ 15.27
                                  --------  -------  -------  -------  -------
Income from investment
 operations
Net investment income                 0.51     0.51     0.44     0.37     0.40
Net realized and unrealized
 gains or losses on securities
 and futures contracts                0.98     0.60     3.39     2.75     2.14
                                  --------  -------  -------  -------  -------
Total from investment operations      1.49     1.11     3.83     3.12     2.54
                                  --------  -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income                (0.51)   (0.51)   (0.47)   (0.35)   (0.43)
Net realized gains                   (0.98)   (1.66)   (1.92)   (0.74)   (0.25)
                                  --------  -------  -------  -------  -------
Total distributions to
 shareholders                        (1.49)   (2.17)   (2.39)   (1.09)   (0.68)
                                  --------  -------  -------  -------  -------
Net asset value, end of period    $  19.54  $ 19.54  $ 20.60  $ 19.16  $ 17.13
                                  --------  -------  -------  -------  -------
Total return*                         7.85%    5.81%   22.11%   19.13%   17.24%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $108,815  $98,794  $63,509  $24,210  $19,888
Ratios to average net assets
 Expenses**                           1.37%    1.32%    1.35%    1.36%    1.69%
 Net investment income                2.59%    2.70%    2.63%    2.08%    2.53%
Portfolio turnover rate                126%      40%      75%      72%      62%

                                         Year Ended September 30,
                                ----------------------------------------------
                                  1999      1998      1997     1996     1995
CLASS B (a)
Net asset value, beginning of
 period                         $  19.53  $  20.59  $  19.18  $ 17.14  $ 15.28
                                --------  --------  --------  -------  -------
Income from investment
 operations
Net investment income               0.37      0.37      0.34     0.23     0.28
Net realized and unrealized
 gains or losses on securities
 and futures contracts              0.98      0.59      3.35     2.76     2.14
                                --------  --------  --------  -------  -------
Total from investment
 operations                         1.35      0.96      3.69     2.99     2.42
                                --------  --------  --------  -------  -------
Distributions to shareholders
 from
Net investment income              (0.38)    (0.36)    (0.36)   (0.21)   (0.31)
Net realized gains                 (0.98)    (1.66)    (1.92)   (0.74)   (0.25)
                                --------  --------  --------  -------  -------
Total distributions to
 shareholders                      (1.36)    (2.02)    (2.28)   (0.95)   (0.56)
                                --------  --------  --------  -------  -------
Net asset value, end of period  $  19.52  $  19.53  $  20.59  $ 19.18  $ 17.14
                                --------  --------  --------  -------  -------
Total return*                       7.06%     5.01%    21.24%   18.26%   16.32%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $136,593  $143,846  $107,816  $66,548  $46,678
Ratios to average net assets
 Expenses**                         2.11%     2.07%     2.10%    2.13%    2.43%
 Net investment income              1.83%     1.95%     1.87%    1.32%    1.78%
Portfolio turnover rate              126%       40%       75%      72%      62%

(a) Effective October 25, 1999, shareholders of Mentor Income and Growth Port-folio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Capital Income and Growth Fund. Additionally, the ac-counting and performance history of Class B shares of Mentor Income and Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Income and Growth Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Capital Income and Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                    1999         1998 (a)
CLASS Y
Net asset value, beginning of period            $      19.54   $      18.75
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.59           0.54
Net realized and unrealized gains or losses on
 securities and futures contracts                       0.97           0.82
                                                ------------   ------------
Total from investment operations                        1.56           1.36
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.17)         (0.54)
Net realized gains                                     (0.98)         (0.03)
                                                ------------   ------------
Total distributions to shareholders                    (1.15)         (0.57)
                                                ------------   ------------
Net asset value, end of period                  $      19.95   $      19.54
                                                ------------   ------------
Total return                                            8.21%          7.29%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1   $          1
Ratios to average net assets
 Expenses*                                              1.02%          1.07%+
 Net investment income                                  2.93%          3.15%+
Portfolio turnover rate                                  126%            40%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Year Ended September 30,
                         -------------------------------------------------
                          1999      1998       1997      1996     1995 (a)
CLASS A
Net asset value,
 beginning of period     $ 14.60   $ 19.94   $  18.47   $ 16.08   $ 13.37
                         -------   -------   --------   -------   -------
Income from investment
 operations
Net investment income
 (loss)                    (0.12)    (0.12)     (0.17)    (0.10)    (0.01)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts      2.07     (4.03)      4.19      4.23      2.72
                         -------   -------   --------   -------   -------
Total from investment
 operations                 1.95     (4.15)      4.02      4.13      2.71
                         -------   -------   --------   -------   -------
Distributions to
 shareholders from
Net realized gains         (0.56)    (1.19)     (2.55)    (1.74)        0
                         -------   -------   --------   -------   -------
Total distributions to
 shareholders              (0.56)    (1.19)     (2.55)    (1.74)        0
                         -------   -------   --------   -------   -------
Net asset value, end of
 period                  $ 15.99   $ 14.60   $  19.94   $ 18.47   $ 16.08
                         -------   -------   --------   -------   -------
Total return*              13.90%   (22.08%)    25.81%    29.15%    20.27%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $92,229   $77,720   $105,033   $40,272   $20,368
Ratios to average net
 assets
 Expenses**                 1.30%     1.26%      1.28%     1.28%     1.36%+
 Net investment income     (0.71%)   (0.56%)    (0.67%)   (0.39%)   (0.65%)+
Portfolio turnover rate      108%       88%        77%      105%       70%

                                       Year Ended September 30,
                         ----------------------------------------------------       Year Ended
                           1999       1998       1997       1996     1995 (c)    December 31, 1994
CLASS B (b)
Net asset value,
 beginning of period     $  14.18   $  19.53   $  18.29   $  16.05   $  12.15        $  13.78
                         --------   --------   --------   --------   --------        --------
Income from investment
 operations
Net investment income
 (loss)                     (0.25)     (0.23)     (0.22)     (0.17)     (0.13)          (0.15)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts       2.02      (3.93)      4.01       4.15       4.03           (0.47)
                         --------   --------   --------   --------   --------        --------
Total from investment
 operations                  1.77      (4.16)      3.79       3.98       3.90           (0.62)
                         --------   --------   --------   --------   --------        --------
Distributions to
 shareholders from
Net realized gains          (0.56)     (1.19)     (2.55)     (1.74)         0           (1.01)
                         --------   --------   --------   --------   --------        --------
Total distributions to
 shareholders               (0.56)     (1.19)     (2.55)     (1.74)         0           (1.01)
                         --------   --------   --------   --------   --------        --------
Net asset value, end of
 period                  $  15.39   $  14.18   $  19.53   $  18.29   $  16.05        $  12.15
                         --------   --------   --------   --------   --------        --------
Total return*               13.01%    (22.62%)    24.66%     28.18%     32.10%          (4.48%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $334,484   $383,188   $506,230   $371,578   $246,326        $190,126
Ratios to average net
 assets
 Expenses**                  2.05%      2.01%      2.03%      2.03%      2.08%+          2.01%
 Net investment income      (1.45%)    (1.30%)    (1.42%)    (1.13%)    (1.20%)+        (1.20%)
Portfolio turnover rate       108%        88%        77%       105%        70%             77%

(a) For the period from June 5, 1995 (commencement of class operations) to Sep-tember 30, 1995.
(b) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.
(c) For the nine months ended September 30, 1995. The Fund changed its fiscal year end from December 30 to September 30, effective September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                -----------------------------
                                                    1999          1998 (a)
CLASS Y
Net asset value, beginning of period            $      14.63   $      18.12
                                                ------------   ------------
Income from investment operations
Net investment income (loss)                           (0.07)         (0.02)
Net realized and unrealized gains or losses on
 securities and futures contracts                       2.05          (3.28)
                                                ------------   ------------
Total from investment operations                        1.98          (3.30)
                                                ------------   ------------
Distributions to shareholders from
Net realized gains                                     (0.56)         (0.19)
                                                ------------   ------------
Total distributions to shareholders                    (0.56)         (0.19)
                                                ------------   ------------
Net asset value, end of period                  $      16.05   $      14.63
                                                ------------   ------------
Total return                                           14.08%         18.36%
Ratios and supplemental data
Net assets, end of period (thousands)           $     35,427   $     25,353
Ratios to average net assets
 Expenses*                                              1.05%          1.01%+
 Net investment income                                 (0.47%)        (0.04%)+
Portfolio turnover rate                                  108%            88%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                High Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS A
Net asset value, beginning of period            $      10.92  $     12.00
                                                ------------  -----------
Income from investment operations
Net investment income                                   1.04         0.24
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.58)       (1.04)
                                                ------------  -----------
Total from investment operations                        0.46        (0.80)
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (1.09)       (0.28)
                                                ------------  -----------
Total distributions to shareholders                    (1.09)       (0.28)
                                                ------------  -----------
Net asset value, end of period                  $      10.29  $     10.92
                                                ------------  -----------
Total return*                                           4.07%       (6.75)%
Ratios and supplemental data
Net assets, end of period (thousands)           $    146,179  $    50,887
Ratios to average net assets
 Expenses**                                             1.11%        0.60%+
 Net investment income                                  9.00%        7.36%+
Portfolio turnover rate                                   79%          27%

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS B (b)
Net asset value, beginning of period            $      10.91  $     12.00
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.97         0.22
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.57)       (1.05)
                                                ------------  -----------
Total from investment operations                        0.40        (0.83)
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (1.02)       (0.26)
                                                ------------  -----------
Total distributions to shareholders                    (1.02)       (0.26)
                                                ------------  -----------
Net asset value, end of period                  $      10.29  $     10.91
                                                ------------  -----------
Total return*                                           3.64%       (6.95)%
Ratios and supplemental data
Net assets, end of period (thousands)           $    107,565  $    62,869
Ratios to average net assets
 Expenses**                                             1.58%        1.10%+
 Net investment income                                  8.53%        6.87%+
Portfolio turnover rate                                   79%          27%

(a) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
(b) Effective October 18, 1999, shareholders of Mentor High Income Portfolio Class A and Class B shares became owners of that number of full and frac-tional shares of Class A and Class C shares, respectively, of Evergreen High Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor High Income Portfolio was redesignated as that of Class C shares of Evergreen High Income Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Muncipal Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended September 30,
                                  --------------------------------------------
                                   1999      1998     1997     1996     1995
CLASS A
Net asset value, beginning of
 period                           $ 15.99   $ 15.50  $ 15.04  $ 14.92  $ 14.42
                                  -------   -------  -------  -------  -------
Income from investment
 operations
Net investment income                0.69      0.66     0.81     0.82     0.81
Net realized and unrealized
 gains or losses on securities
 and futures contracts              (1.24)     0.59     0.49     0.12     0.51
                                  -------   -------  -------  -------  -------
Total from investment operations    (0.55)     1.25     1.30     0.94     1.32
                                  -------   -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income               (0.69)    (0.76)   (0.81)   (0.82)   (0.82)
Net realized gains                      0         0    (0.03)       0        0
                                  -------   -------  -------  -------  -------
Total distributions to
 shareholders                       (0.69)    (0.76)   (0.84)   (0.82)   (0.82)
                                  -------   -------  -------  -------  -------
Net asset value, end of period    $ 14.75   $ 15.99  $ 15.50  $ 15.04  $ 14.92
                                  -------   -------  -------  -------  -------
Total return*                       (3.60%)    8.24%    8.89%    6.46%    9.46%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $57,456   $51,757  $29,394  $17,558  $20,460
Ratios to average net assets
 Expenses**                          1.16%     1.17%    1.22%    1.24%    1.43%
 Net investment income               4.38%     4.63%    5.09%    5.47%    5.56%
Portfolio turnover rate               146%       62%      59%      46%      43%

                                            Year Ended September 30,
                                  --------------------------------------------
                                   1999      1998     1997     1996     1995
CLASS B (a)
Net asset value, beginning of
 period                           $ 15.94   $ 15.49  $ 15.05  $ 14.95  $ 14.43
                                  -------   -------  -------  -------  -------
Income from investment
 operations
Net investment income                0.60      1.30     0.71     0.75     0.74
Net realized and unrealized
 gains or losses on securities
 and futures contracts              (1.21)    (0.14)    0.52     0.11     0.52
                                  -------   -------  -------  -------  -------
Total from investment operations    (0.61)     1.16     1.23     0.86     1.26
                                  -------   -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income               (0.60)    (0.71)   (0.71)   (0.76)   (0.74)
Net realized gains                      0         0    (0.08)       0        0
                                  -------   -------  -------  -------  -------
Total distributions to
 shareholders                       (0.60)    (0.71)   (0.79)   (0.76)   (0.74)
                                  -------   -------  -------  -------  -------
Net asset value, end of period    $ 14.73   $ 15.94  $ 15.49  $ 15.05  $ 14.95
                                  -------   -------  -------  -------  -------
Total return*                       (3.93%)    7.70%    8.33%    5.87%    9.01%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $51,146   $59,351  $44,272  $37,191  $39,493
Ratios to average net assets
 Expenses**                          1.66%     1.67%    1.72%    1.74%    1.92%
 Net investment income               3.89%     4.13%    4.60%    4.95%    5.07%
Portfolio turnover rate               146%       62%      59%      46%      43%

(a) Effective October 18, 1999, shareholders of Mentor Municipal Income Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Municipal Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor Municipal Income Port-folio was redesignated as that of Class C shares of Evergreen Municipal In-come Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Muncipal Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                -----------------------------
                                                   1999          1998 (a)
CLASS Y
Net asset value, beginning of period            $      16.00    $      15.51
                                                ------------    ------------
Income from investment operations
Net investment income                                   0.83            1.39
Net realized and unrealized gains or losses on
 securities and futures contracts                      (1.37)          (0.23)
                                                ------------    ------------
Total from investment operations                       (0.54)           1.16
                                                ------------    ------------
Distributions to shareholders from
Net investment income                                  (0.22)          (0.67)
                                                ------------    ------------
Total distributions to shareholders                    (0.22)          (0.67)
                                                ------------    ------------
Net asset value, end of period                  $      15.24    $      16.00
                                                ------------    ------------
Total return                                           (3.36%)          7.51%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1    $          1
Ratios to average net assets
 Expenses*                                              0.89%           0.92%+
 Net investment income                                  4.78%           5.66%+
Portfolio turnover rate                                  146%             62%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                  --------------------------------------------
                                    1999     1998     1997     1996     1995
CLASS A
Net asset value, beginning of
 period                           $  13.61  $ 13.18  $ 12.91  $ 13.29  $ 12.75
                                  --------  -------  -------  -------  -------
Income from investment
 operations
Net investment income                 0.79     0.79     0.97     0.89     0.84
Net realized and unrealized
 gains or losses on securities
 and futures contracts               (1.18)    0.47     0.26    (0.37)    0.61
                                  --------  -------  -------  -------  -------
Total from investment operations     (0.39)    1.26     1.23     0.52     1.45
                                  --------  -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income                (0.79)   (0.83)   (0.96)   (0.90)   (0.91)
                                  --------  -------  -------  -------  -------
Total distributions to
 shareholders                        (0.79)   (0.83)   (0.96)   (0.90)   (0.91)
                                  --------  -------  -------  -------  -------
Net asset value, end of period    $  12.43  $ 13.61  $ 13.18  $ 12.91  $ 13.29
                                  --------  -------  -------  -------  -------
Total return*                       (2.89%)    9.95%    9.86%    4.09%   11.82%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $103,794  $94,279  $53,176  $21,092  $24,472
Ratios to average net assets
 Expenses**                           1.05%    1.05%    1.05%    1.05%    1.32%
 Net investment income                6.08%    5.73%    7.01%    6.84%    6.73%
Portfolio turnover rate                171%     114%     100%     254%     368%

                                        Year Ended September 30,
                                ---------------------------------------------
                                 1999       1998     1997     1996     1995
CLASS B (a)
Net asset value, beginning of
 period                         $ 13.61   $  13.18  $ 12.93  $ 13.31  $ 12.76
                                -------   --------  -------  -------  -------
Income from investment
 operations
Net investment income              0.71       0.72     0.86     0.84     0.79
Net realized and unrealized
 gains or losses on securities
 and futures contracts            (1.16)      0.48     0.30    (0.38)    0.61
                                -------   --------  -------  -------  -------
Total from investment
 operations                       (0.45)      1.20     1.16     0.46     1.40
                                -------   --------  -------  -------  -------
Distributions to shareholders
 from
Net investment income             (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
                                -------   --------  -------  -------  -------
Total distributions to
 shareholders                     (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
                                -------   --------  -------  -------  -------
Net asset value, end of period  $ 12.43   $  13.61  $ 13.18  $ 12.93  $ 13.31
                                -------   --------  -------  -------  -------
Total return*                     (3.34%)     9.46%    9.29%    3.57%   11.33%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $97,403   $112,901  $75,046  $58,239  $62,155
Ratios to average net assets
 Expenses**                        1.55%      1.55%    1.55%    1.55%    1.74%
 Net investment income             5.57%      5.22%    6.51%    6.36%    6.24%
Portfolio turnover rate             171%       114%     100%     254%     368%

(a) Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Quality Income Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Quality Income Portfolio was redesignated as that of Class C shares of Evergreen Quality Income Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                   1999         1998 (a)
CLASS Y
Net asset value, beginning of period            $      13.69   $      13.20
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.84           0.78
Net realized and unrealized gains or losses on
 securities and futures contracts                      (1.20)          0.39
                                                ------------   ------------
Total from investment operations                       (0.36)          1.17
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.24)         (0.68)
                                                ------------   ------------
Total distributions to shareholders                    (0.24)         (0.68)
                                                ------------   ------------
Net asset value, end of period                  $      13.09   $      13.69
                                                ------------   ------------
Total return                                          (2.63%)          8.94%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1   $          1
Ratios to average net assets
 Expenses*                                              0.80%          0.80%+
 Net investment income                                  6.30%          7.09%+
Portfolio turnover rate                                  171%           114%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Short-Duration Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                  --------------------------------------------
                                    1999     1998     1997     1996   1995 (a)
CLASS A
Net asset value, beginning of
 period                           $  12.74  $ 12.62  $ 12.50  $12.68   $12.74
                                  --------  -------  -------  ------   ------
Income from investment
 operations
Net investment income                 0.68     0.70     0.77    0.82     0.22
Net realized and unrealized
 gains or losses on securities
 and futures contracts               (0.51)    0.15     0.12   (0.23)   (0.03)
                                  --------  -------  -------  ------   ------
Total from investment operations      0.17     0.85     0.89    0.59     0.19
                                  --------  -------  -------  ------   ------
Distributions to shareholders
 from
Net investment income                (0.71)   (0.73)   (0.77)  (0.77)   (0.25)
                                  --------  -------  -------  ------   ------
Total distributions to
 shareholders                        (0.71)   (0.73)   (0.77)  (0.77)   (0.25)
                                  --------  -------  -------  ------   ------
Net asset value, end of period    $  12.20  $ 12.74  $ 12.62  $12.50   $12.68
                                  --------  -------  -------  ------   ------
Total return*                         1.38%    6.98%    7.33%   4.80%    1.51%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $116,886  $93,135  $27,619  $7,450   $1,002
Ratios to average net assets
 Expenses**                           0.88%    0.86%    0.86%   0.86%    0.71%+
 Net investment income                5.29%    5.24%    6.00%   5.90%    4.10%+
Portfolio turnover rate                218%     171%      75%    411%     126%

                                 Year Ended September 30,
                         --------------------------------------------        Year Ended
                          1999     1998     1997     1996    1995 (c)   December 31, 1994 (d)
CLASS B (b)
Net asset value,
 beginning of period     $ 12.75  $ 12.62  $ 12.50  $ 12.67  $ 12.18           $ 12.50
                         -------  -------  -------  -------  -------           -------
Income from investment
 operations
Net investment income       0.62     0.66     0.73     0.73     0.59              0.41
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts     (0.50)    0.16     0.12    (0.17)    0.52             (0.29)
                         -------  -------  -------  -------  -------           -------
Total from investment
 operations                 0.12     0.82     0.85     0.56     1.11              0.12
                         -------  -------  -------  -------  -------           -------
Distributions to
 shareholders from
Net investment income      (0.66)   (0.69)   (0.73)   (0.73)   (0.62)            (0.44)
                         -------  -------  -------  -------  -------           -------
Total distributions to
 shareholders              (0.66)   (0.69)   (0.73)   (0.73)   (0.62)            (0.44)
                         -------  -------  -------  -------  -------           -------
Net asset value, end of
 period                  $ 12.21  $ 12.75  $ 12.62  $ 12.50  $ 12.67           $ 12.18
                         -------  -------  -------  -------  -------           -------
Total return*               0.99%    6.68%    6.96%    4.53%    9.22%             0.95%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $44,074  $53,908  $27,089  $24,517  $19,871           $17,144
Ratios to average net
 assets
 Expenses**                 1.19%    1.16%    1.16%    1.16%    1.20%+            1.29%+
 Net investment income      5.00%    4.94%    5.70%    5.60%    5.04%+            4.90%+
Portfolio turnover rate      218%     171%      75%     411%     126%              166%

(a) For the period from June 16, 1995 (commencement of class operations) to September 30, 1995.
(b) Effective October 25, 1999, shareholders of Mentor Short-Duration Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of Evergreen Short-Duration Income Fund. Additionally, the ac-counting and performance history of Class B shares of Mentor Short-Duration Income Portfolio was redesignated as that of Class C shares of Evergreen Short-Duration Income Fund.
(c) For the period from January 1, 1995 to September 30, 1995. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1996.
(d) For the period from April 29, 1994 (commencement of class operations) to December 31, 1994.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Short-Duration Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                ------------------------
                                                  1999++        1998 (a)
CLASS Y
Net asset value, beginning of period            $      12.79   $      12.57
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.88           0.67
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.67)          0.16
                                                ------------
Total from investment operations                        0.21           0.83
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.20)         (0.61)
                                                ------------   ------------
Total distributions to shareholders                    (0.20)         (0.61)
                                                ------------   ------------
Net asset value, end of period                  $      12.80   $      12.79
                                                ------------   ------------
Total return                                            1.63%          6.64%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1   $          1
Ratios to average net assets
 Expenses *                                             0.62%          0.61%+
 Net investment income                                  5.46%          6.10%+
Portfolio turnover rate                                  218%           171%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
++  Calulation based on average shares outstanding.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Capital Balanced Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 46.2%
             Advertising & Related
              Services - 2.0%
     174,670 Interpublic Group of Companies, Inc. ...............   $  7,183,304
                                                                    ------------
             Banks - 4.3%
     102,766 Charter One Financial, Inc. (b).....................      2,376,455
       2,901 M&T Bank Corp. .....................................      1,331,559
     173,100 SouthTrust Corp. ...................................      6,209,962
     140,495 Wells Fargo Co. (b).................................      5,567,114
                                                                    ------------
                                                                      15,485,090
                                                                    ------------
             Building, Construction & Furnishings - 0.8%
     134,985 Sherwin Williams Co. ...............................      2,826,248
                                                                    ------------
             Business Equipment &
              Services - 7.9%
     174,800 Automatic Data Processing, Inc. ....................      7,800,450
     128,645 * Computer Sciences Corp. ..........................      9,045,352
     162,100 First Data Corp. ...................................      7,112,137
     156,600 * SunGard Data Systems, Inc. (b)....................      4,120,538
                                                                    ------------
                                                                      28,078,477
                                                                    ------------
             Communication Systems & Services - 1.7%
      84,585 * MCI WorldCom, Inc. ...............................      6,079,547
                                                                    ------------
             Diversified Companies - 2.5%
      86,645 Tyco International Ltd. (b).........................      8,946,096
                                                                    ------------
             Finance & Insurance - 4.1%
      45,860 American Express Co. ...............................      6,173,903
     103,910 Federal National Mortgage Assoc. (b)................      6,513,858
      70,880 Washington Mutual, Inc. ............................      2,073,240
                                                                    ------------
                                                                      14,761,001
                                                                    ------------
             Food & Beverage Products - 3.0%
     150,000 Albertsons, Inc. ...................................      5,934,375
     145,000 Philip Morris Companies, Inc. ......................      4,957,187
                                                                    ------------
                                                                      10,891,562
                                                                    ------------
             Healthcare Products &
              Services - 5.9%
     108,890 Bristol-Myers Squibb Co. ...........................      7,350,075
      80,205 Johnson & Johnson...................................      7,368,834
     367,970 * Tenet Healthcare Corp. ...........................      6,462,473
                                                                    ------------
                                                                      21,181,382
                                                                    ------------
             Industrial Specialty Products & Services - 2.0%
      94,435 Illinois Tool Works, Inc............................      7,041,310
                                                                    ------------
             Information Services & Technology - 4.7%
     108,000 Intel Corp. ........................................      8,025,750
      93,050 * Sun Microsystems, Inc. ...........................      8,653,650
                                                                    ------------
                                                                      16,679,400
                                                                    ------------
             Manufacturing - Distributing - 2.4%
     245,935 Sysco Corp. ........................................      8,623,096
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Paper & Packaging - 1.5%
     104,600 Kimberly-Clark Corp. ..............................   $  5,491,500
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 2.5%
     113,600 * AMFM, Inc. (b)...................................      6,915,400
      24,800 Omnicom Group, Inc. ...............................      1,963,850
                                                                   ------------
                                                                      8,879,250
                                                                   ------------
             Transportation - 0.9%
     174,272 Werner Enterprises, Inc. ..........................      3,071,544
                                                                   ------------
             Total Common Stocks (cost $143,773,335)............    165,218,807
                                                                   ------------
  Principal
   Amount                                                             Value
 ASSET-BACKED SECURITIES - 5.0%
 $    16,825 AFG Receivables Trust, Series 1997-A Cl. B
              6.65%, 10/15/2002.................................         16,872
   1,000,000 Capital Auto Receivables Asset, Series 1999-2 Cl.
              A4
              6.30%, 10/15/1999.................................      1,001,285
   2,900,000 Capital One Master Trust, Series 1998-4 Cl. A
              5.43%, 1/15/2007..................................      2,792,917
   1,691,872 Continental Airlines Trust, Series 1997-1A
              7.461%, 4/1/2015..................................      1,646,251
      25,000 CS First Boston Mortgage Securities Corp., Series
              1996-2 Cl. A6
              7.18%, 2/25/2018..................................         24,910
             Discover Card Master Trust I:
   1,125,000 Series 1998-7 Cl. A,
             5.60%, 5/16/2006...................................      1,083,516
   2,025,000 Series 1996-3 Cl. A,
             6.05%, 8/18/2008...................................      1,957,658
   2,500,000 EQCC Home Equity Loan Trust, Series 1999-2 Cl. A6F
              6.685%, 2/25/2010.................................      2,434,137
   1,200,000 Ford Credit Auto Owner Trust, Series 1999-C Cl. A4
              6.08%, 9/16/2002..................................      1,197,006
   1,500,000 Key Auto Finance Trust, Series 1999-1 Cl. A3
              5.63%, 7/15/2003..................................      1,487,093
   1,700,000 Northwest Airlines Trust, Series 1999-2 Cl. B
              7.95%, 3/1/2015...................................      1,687,501
   2,500,000 Saxon Asset Securities Trust, Series 1999-2 Cl. Af6
              6.415%, 3/25/2014.................................      2,378,555
             Union Acceptance Corp.:
     250,000 Series 1998-D,
             5.75%, 6/9/2003....................................        248,791
      45,000 Series 1997-A Cl. A3,
             6.48%, 5/10/2004...................................         44,909
                                                                   ------------
             Total Asset-Backed Securities (cost $18,524,831)...     18,001,401
                                                                   ------------

                                   EVERGREEN
                             Capital Balanced Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - 9.2%
             Banks - 0.0%
 $    60,000 Norwest Corp.
              6.80%, 5/15/2002..................................   $     60,419
                                                                   ------------
             Diversified Companies - 0.4%
   1,500,000 Rothmans Nederland Holdings BV
              6.875%, 5/6/2008..................................      1,409,777
                                                                   ------------
             Finance & Insurance - 1.6%
   1,500,000 Associates Corp. of North America 6.25%,
              11/1/2008.........................................      1,414,170
   1,250,000 Ford Motor Credit Co.
              5.80%, 1/12/2009..................................      1,137,487
     300,000 General Electric Capital Corp.
              6.29%, 12/15/2007.................................        300,166
   1,580,000 Goldman Sachs Group, Inc.
              6.65%, 5/15/2009..................................      1,505,024
   1,450,000 Household Finance Corp.
              6.40%, 6/17/2008..................................      1,363,310
     100,000 Toyota Motor Credit Corp.
              5.625%, 11/13/2003................................         96,452
                                                                   ------------
                                                                      5,816,609
                                                                   ------------
             Food & Beverage Products - 0.9%
   1,500,000 Kroger Co.
              7.25%, 6/1/2009...................................      1,467,561
   1,800,000 Pepsi Bottling Holdings, Inc.
              5.625%, 2/17/2009.................................      1,619,048
                                                                   ------------
                                                                      3,086,609
                                                                   ------------
             Healthcare Products &
              Services - 0.1%
     330,000 SmithKline Beecham Corp.
              6.625%, 10/1/2001.................................        333,041
                                                                   ------------
             Information Services & Technology - 1.0%
   1,800,000 IBM Corp. (b)
              6.50%, 1/15/2028..................................      1,651,469
   2,000,000 Sun Microsystems, Inc.
              7.65%, 8/15/2009..................................      2,030,640
                                                                   ------------
                                                                      3,682,109
                                                                   ------------
             Oil/Energy - 1.1%
   1,400,000 Atlantic Richfield Co.
              5.90%, 4/15/2009..................................      1,302,323
   1,800,000 Conoco, Inc.
              6.35%, 4/15/2009..................................      1,716,021
   1,000,000 Enron Corp.
              6.725%, 11/17/2008................................        955,788
                                                                   ------------
                                                                      3,974,132
                                                                   ------------
             Retailing & Wholesale - 0.4%
   1,500,000 Wal-Mart Stores, Inc. 6.875%, 8/10/2009............      1,505,222
                                                                   ------------
             Sovereign Government - 0.3%
   1,150,000 Quebec Province Canada 7.50%, 9/15/2029............      1,150,840
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment - 1.4%
 $ 1,540,000 Cable & Wireless Communication 6.625%, 3/6/2005....   $  1,554,214
   1,500,000 Lucent Technologies, Inc. 6.45%, 3/15/2029.........      1,352,265
   2,000,000 Tyco International Group SA 6.875%, 9/5/2002.......      2,005,108
                                                                   ------------
                                                                      4,911,587
                                                                   ------------
             Utilities - Electric - 1.2%
   2,000,000 Alabama Power Co. 7.125%, 8/15/2004................      2,016,272
             Georgia Power Co.:
   1,500,000 5.50%, 12/1/2005...................................      1,400,668
   1,000,000 6.00%, 3/1/2000....................................      1,000,833
                                                                   ------------
                                                                      4,417,773
                                                                   ------------
             Utilities - Telephone - 0.5%
   1,850,000 Sprint Capital Corp. 6.90%, 5/1/2019...............      1,722,898
                                                                   ------------
             Utilities - 0.3%
   1,000,000 PSI Energy, Inc. 6.00%, 12/14/2001.................        977,601
                                                                   ------------
             Total Corporate Bonds (cost $34,032,642)...........     33,048,617
                                                                   ------------

   Shares                                                             Value

 UNIT INVESTMENT TRUST - 1.3%
             Finance & Insurance - 1.3%
      36,000 S&P 500 Depositary Receipt (SPDR Trust)
              (cost $4,605,660).................................      4,635,000
                                                                   ------------
  Principal
   Amount                                                             Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 28.0%
             U.S. Treasury Notes & Bonds - 3.6%
             U.S. Treasury Bonds:
 $ 1,700,000 5.25%, 11/15/2028 (b)..............................      1,474,220
     500,000 6.00%, 2/15/2026...................................        476,875
   9,350,000 6.50%, 11/15/2026 (b)(c)...........................      9,501,937
   1,250,000 U.S. Treasury Notes 6.00%, 8/15/2009...............      1,260,157
                                                                   ------------
                                                                     12,713,189
                                                                   ------------

                                   EVERGREEN
                             Capital Balanced Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
             U.S. Government Agency Obligations - 24.4%
 $ 2,250,000 Federal Home Loan Bank 7.00%, 9/22/2004.............   $  2,242,062
             Federal National Mortgage Assoc.:
   3,687,244 6.00%, 8/1/2014.....................................      3,548,087
  10,400,000 6.50%, 4/1/2014.....................................     10,227,673
   4,750,000 6.625%, 9/15/2009...................................      4,733,693
  31,336,000 7.00%, 9/1/2014 - 8/1/2029..........................     31,113,297
  25,000,000 7.50%, 9/1/2029.....................................     25,105,277
  10,716,191 Government National Mortgage Assoc.
             6.50%, 5/15/2009 - 4/15/2029........................     10,321,154
                                                                    ------------
                                                                      87,291,243
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $99,334,674).................................    100,004,432
                                                                    ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 18.0%
             Mutual Fund Shares - 6.4%
  22,733,449 Navigator Prime Portfolio (d).......................     22,733,449
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - continued
             Repurchase Agreement - 11.6%
 $41,410,701 State Street Bank & Trust Co., purchased 9/30/1999,
              5.28%, maturing 10/1/1999, maturity value
              $41,416,775 (cost $41,410,701) (a)................   $ 41,410,701
                                                                   ------------
             Total Short-Term Investments (cost $64,144,150)....     64,144,150
                                                                   ------------

             Total Investments -(cost $364,415,292)......   107.7%  385,052,407
             Other Assets and Liabilities - net..........    (7.7)  (27,523,995)
                                                            -----  ------------
             Net Assets..................................   100.0% $357,528,412
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(b) All or a portion of this security is on loan.
(c) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
(d) Represents investment in cash collateral received for securities on loan.
*   Non-income producing security.

 FUTURES CONTRACTS - SHORT POSITIONS

                  Number of    Initial Contract      Value at            Net
  Expiration      Contracts         Amount      September 30, 1999 Unrealized Loss
 ---------------------------------------------------------------------------------
  December
   1999        87 5 Yr. T-Note    $9,389,204        $9,436,786        ($47,582)
  December
   1999        43 2 Yr. T-Note     8,894,954         8,923,841         (28,887)
                                                                      --------
                                                                      ($76,469)
                                                                      ========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 92.3%
             Advertising & Related
              Services - 4.4%
     575,600 Interpublic Group of Companies, Inc. ...............   $ 23,671,550
                                                                    ------------
             Banks - 7.2%
     512,500 SouthTrust Corp. ...................................     18,385,938
     519,800 Wells Fargo Co. ....................................     20,597,075
                                                                    ------------
                                                                      38,983,013
                                                                    ------------
             Building, Construction & Furnishings - 2.9%
     754,600 Sherwin Williams Co. ...............................     15,799,438
                                                                    ------------
             Business Equipment &
              Services - 16.3%
     515,000 Automatic Data Processing, Inc. ....................     22,981,875
     376,150 * Computer Sciences Corp. ..........................     26,448,047
     467,000 First Data Corp ....................................     20,489,625
     675,000 * SunGard Data Systems, Inc. (b) ...................     17,760,937
                                                                    ------------
                                                                      87,680,484
                                                                    ------------
             Communication Systems & Services - 3.3%
     245,750 * MCI WorldCom, Inc. ...............................     17,663,281
                                                                    ------------
             Diversified Companies - 4.6%
     241,600 Tyco International Ltd. ............................     24,945,200
                                                                    ------------
             Finance & Insurance - 10.1%
     156,500 American Express Co. ...............................     21,068,812
     304,600 Federal National Mortgage Assoc. ...................     19,094,613
     483,640 Washington Mutual, Inc. ............................     14,146,470
                                                                    ------------
                                                                      54,309,895
                                                                    ------------
             Food & Beverage Products - 6.4%
     462,500 Albertsons, Inc. ...................................     18,297,656
     470,000 Philip Morris Companies, Inc. ......................     16,068,125
                                                                    ------------
                                                                      34,365,781
                                                                    ------------
             Healthcare Products &
              Services - 11.3%
     311,500 Bristol-Myers Squibb Co. ...........................     21,026,250
     220,600 Johnson & Johnson...................................     20,267,625
   1,131,000 * Tenet Healthcare Corp. (b)........................     19,863,188
                                                                    ------------
                                                                      61,157,063
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Industrial Specialty Products & Services - 3.9%
     283,700 Illinois Tool Works, Inc. .........................   $ 21,153,381
                                                                   ------------
             Information Services &
              Technology - 8.1%
     300,210 Intel Corp. .......................................     22,309,356
     227,700 * Sun Microsystems, Inc. ..........................     21,176,100
                                                                   ------------
                                                                     43,485,456
                                                                   ------------
             Manufacturing - Distributing - 4.9%
     756,500 Sysco Corp. .......................................     26,524,781
                                                                   ------------
             Paper & Packaging - 3.1%
     318,400 Kimberly-Clark Corp. ..............................     16,716,000
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 4.3%
     379,750 * AMFM, Inc. (b)...................................     23,117,281
                                                                   ------------
             Transportation - 1.5%
     446,312 Werner Enterprises, Inc. ..........................      7,866,249
                                                                   ------------
             Total Common Stocks
              (cost $427,362,541)...............................    497,438,853
                                                                   ------------
 SHORT-TERM INVESTMENTS - 8.7%
             Mutual Fund Shares - 0.7%
   3,687,316 Navigator Prime Portfolio (c)......................      3,687,316
                                                                   ------------
  Principal
   Amount                                                             Value
             Repurchase Agreement - 8.0%
 $43,350,457 State Street Bank & Trust Co., purchased 9/30/1999,
              5.28%, maturing 10/1/1999, maturity value
              $43,356,815 (cost $43,350,457) (a)................     43,350,457
                                                                   ------------
             Total Short-Term Investments
              (cost $47,037,773)................................     47,037,773
                                                                   ------------

             Total Investments -
              (cost $474,400,314)........................   101.0%  544,476,626
             Other Assets and Liabilities - net..........    (1.0)   (5,504,008)
                                                            -----  ------------
             Net Assets..................................   100.0% $538,972,618
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Capital Income and Growth Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - 49.6%
            Advertising & Related
             Services - 1.7%
    104,000 Interpublic Group of Companies, Inc. ................   $  4,277,000
                                                                    ------------
            Automotive Equipment & Manufacturing - 1.3%
     62,200 Ford Motor Co........................................      3,121,662
                                                                    ------------
            Banks - 4.6%
     73,500 SouthTrust Corp. ....................................      2,636,812
    100,900 U.S. Bancorp.........................................      3,045,919
     39,000 Wachovia Corp. (b)...................................      3,066,375
     65,000 Wells Fargo Co. .....................................      2,575,625
                                                                    ------------
                                                                      11,324,731
                                                                    ------------
            Building, Construction & Furnishings - 1.0%
    113,400 Sherwin Williams Co. ................................      2,374,313
                                                                    ------------
            Business Equipment &
             Services - 7.0%
    110,000 Automatic Data Processing, Inc.......................      4,908,750
     70,000 * Computer Sciences Corp. ...........................      4,921,875
     91,000 First Data Corp. ....................................      3,992,625
    130,000 * SunGard Data Systems, Inc. ........................      3,420,625
                                                                    ------------
                                                                      17,243,875
                                                                    ------------
            Communication Systems & Services - 1.3%
     43,000 * MCI WorldCom, Inc. ................................      3,090,625
                                                                    ------------
            Diversified Companies - 2.1%
     51,000 Tyco International Ltd...............................      5,265,750
                                                                    ------------
            Finance & Insurance - 6.2%
     29,000 American Express Co. (b).............................      3,904,125
     92,550 Citigroup, Inc. .....................................      4,072,200
     77,600 Federal National Mortgage
             Assoc. (b)..........................................      4,864,550
     80,000 Washington Mutual, Inc. (b)..........................      2,340,000
                                                                    ------------
                                                                      15,180,875
                                                                    ------------
            Food & Beverage Products - 2.6%
     92,900 Albertsons, Inc......................................      3,675,356
     77,000 Philip Morris Companies, Inc. .......................      2,632,438
                                                                    ------------
                                                                       6,307,794
                                                                    ------------
            Healthcare Products &
             Services - 6.2%
     65,000 Bristol-Myers Squibb Co. ............................      4,387,500
     45,500 Johnson & Johnson....................................      4,180,312
     61,000 Pharmacia & Upjohn, Inc..............................      3,027,125
    207,000 * Tenet Healthcare Corp..............................      3,635,438
                                                                    ------------
                                                                      15,230,375
                                                                    ------------
            Industrial Specialty Products & Services - 1.5%
     50,000 Illinois Tool Works, Inc.............................      3,728,125
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Information Services & Technology - 5.5%
     57,000 Intel Corp. .........................................   $  4,235,812
     28,800 International Business Machines Corp. (b)............      3,495,600
     61,000 * Sun Microsystems, Inc. ............................      5,673,000
                                                                    ------------
                                                                      13,404,412
                                                                    ------------
            Manufacturing - Distributing - 2.1%
    143,600 Sysco Corp...........................................      5,034,975
                                                                    ------------
            Oil Field Services - 1.4%
    118,800 Baker Hughes, Inc. ..................................      3,445,200
                                                                    ------------
            Paper & Packaging - 1.4%
     66,000 Kimberly-Clark Corp. ................................      3,465,000
                                                                    ------------
            Printing, Publishing, Broadcasting &
             Entertainment - 1.7%
     70,000 * AMFM, Inc. (b).....................................      4,261,250
                                                                    ------------
            Transportation - 0.6%
     85,000 Werner Enterprises, Inc. ............................      1,498,125
                                                                    ------------
            Utilities - Telephone - 1.4%
     69,300 SBC Communications, Inc. ............................      3,538,631
                                                                    ------------
            Total Common Stocks
             (cost $116,374,004).................................    121,792,718
                                                                    ------------

 Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 2.2%
 $1,300,000 American Express Credit Account, Series 1999 2Nctf
             Cl. A
             5.95%, 12/15/2006..................................      1,267,585
  1,800,000 Capital Auto Receivables Asset, Series 1999-2 Cl. A4
             6.30%, 5/15/2004...................................      1,802,313
  1,250,000 Discover Card Master Trust I, Series 1998-7 Cl. A
             5.60%, 5/16/2006...................................      1,203,906
  1,000,000 Ford Credit Auto Owner Trust, Series 1999-C Cl. A4
             6.08%, 9/16/2002...................................        997,505
                                                                   ------------
            Total Asset-Backed Securities
             (cost $5,258,396)..................................      5,271,309
                                                                   ------------
 CORPORATE BONDS - 12.4%
            Aerospace & Defense - 1.0%
  2,500,000 Raytheon Co.
             6.45%, 8/15/2002...................................      2,480,538
                                                                   ------------
            Banks - 0.1%
    250,000 Chase Manhattan Corp.
             7.75%, 11/1/1999...................................        250,420
                                                                   ------------
            Finance & Insurance - 2.4%
  1,000,000 Allstate Corp. 6.75%, 5/15/2018.....................        909,455
  2,500,000 Associates Corporation North America 5.75%,
             11/1/2003..........................................      2,407,677

                                   EVERGREEN
                         Capital Income and Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 1,500,000 Household Finance Corp.
              7.20%, 7/15/2006...................................   $  1,499,550
     500,000 Security Benefit Life Co.
              8.75%, 5/15/2016...................................        488,700
     785,000 United States West Capital Funding, Inc.
              6.875%, 7/15/2028..................................        701,129
                                                                    ------------
                                                                       6,006,511
                                                                    ------------
             Food & Beverage Products - 1.0%
   2,500,000 Kroger Co.
              7.25%, 6/1/2009....................................      2,445,935
                                                                    ------------
             Information Services & Technology - 1.6%
   2,500,000 International Business Machines
              6.50%, 1/15/2028...................................      2,293,707
   1,500,000 Sun Microsystems, Inc.
              7.65%, 8/15/2009...................................      1,522,980
                                                                    ------------
                                                                       3,816,687
                                                                    ------------
             Oil/Energy - 1.0%
   2,500,000 Atlantic Richfield Co.
              5.90%, 4/15/2009...................................      2,325,577
     250,000 Pacific Gas & Electric Co.
              5.93%, 10/8/2003...................................        243,696
                                                                    ------------
                                                                       2,569,273
                                                                    ------------
             Retailing & Wholesale - 1.0%
   1,000,000 Gap, Inc.
              6.90%, 9/15/2007...................................        995,226
   1,500,000 Wal-Mart Stores, Inc.
              6.875%, 8/10/2009..................................      1,505,221
                                                                    ------------
                                                                       2,500,447
                                                                    ------------
             Sovereign Government - 2.0%
   2,500,000 Province of Ontario, Canada
              7.75%, 6/4/2002....................................      2,579,350
   2,500,000 Quebec Province, Canada
              5.75%, 2/15/2009...................................      2,282,950
                                                                    ------------
                                                                       4,862,300
                                                                    ------------
             Telecommunication Services & Equipment - 0.5%
   1,250,000 Lucent Technologies, Inc.
              6.45%, 3/15/2029...................................      1,126,888
                                                                    ------------
             Thrift Institutions - 0.2%
     250,000 Great Western Financial Corp.
              6.375%, 7/1/2000...................................        250,688
     250,000 Home Svgs America, Irwindale California
              6.00%, 11/1/2000...................................        248,328
                                                                    ------------
                                                                         499,016
                                                                    ------------
             Utilities - Electric - 0.8%
   1,000,000 Duke Energy Co.
              6.00%, 12/1/2028...................................        814,466
     250,000 Florida Power & Light Co.
              5.375%, 4/1/2000...................................        249,622
     250,000 Southwestern Public Service Co.
              6.875%, 12/1/1999..................................        250,451

  Principal
   Amount                                                             Value
 CORPORATE BONDS - continued
             Utilities - Electric - continued
 $   500,000 System Energy Resources, Inc.
              7.71%, 8/1/2001...................................   $    507,250
     250,000 Union Electric Co.
              6.75%, 10/15/1999.................................        250,088
                                                                   ------------
                                                                      2,071,877
                                                                   ------------
             Utilities - Telephone - 0.8%
   2,000,000 Worldcom, Inc.
              6.95%, 8/15/2028..................................      1,866,392
                                                                   ------------
             Total Corporate Bonds (cost $31,249,108)...........     30,496,284
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.0%
             U.S. Treasury Bonds - 2.0%
   5,600,000 U.S. Treasury Bonds
              5.25%, 11/15/2028 (b).............................      4,856,253
                                                                   ------------
             U.S. Government Agency Obligations - 24.0%
             Federal National Mortgage Assoc.
   2,591,036 6.00%, 8/1/2014....................................      2,493,250
   5,950,000 6.50%, 4/1/2014....................................      5,851,409
   3,360,000 6.625%, 9/15/2009..................................      3,348,465
  13,695,703 7.00%, 9/1/2014 - 8/1/2029.........................     13,636,129
  20,000,000 7.50%, 9/1/2029 - 10/1/2029........................     20,084,200
             Government National Mortgage Assoc.
   4,997,101 6.00%, 12/15/2028..................................      4,642,507
   6,212,287 6.50%, 7/15/2014 - 6/15/2028.......................      5,983,442
   2,925,433 7.00%, 1/15/2024 - 7/15/2024.......................      2,885,530
                                                                   ------------
                                                                     58,924,932
                                                                   ------------
             Total U.S. Government & Agency Obligations
              (cost $63,843,424)................................     63,781,185
                                                                   ------------

   Shares                                                             Value
 SHORT-TERM INVESTMENTS - 15.1%
             Mutual Fund Shares - 5.5%
  13,385,847 Navigator Prime Portfolio (c)......................     13,385,847
                                                                   ------------
  Principal
   Amount                                                             Value
             Repurchase Agreement - 9.6%
 $23,655,068 State Street Bank & Trust Co., purchased 9/30/1999,
              5.28%, maturing 10/1/1999, maturity value
              $23,658,537
              (cost $23,655,068) (a)............................     23,655,068
                                                                   ------------
             Total Short-Term Investments (cost $37,040,915)....     37,040,915
                                                                   ------------

             Total Investments -
              (cost $253,765,847)........................   105.3%  258,382,411
             Other Assets and Liabilities - net..........    (5.3)  (12,972,562)
                                                            -----  ------------
             Net Assets..................................   100.0% $245,409,849
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. govern-ment and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                          Value
 COMMON STOCKS - 91.1%
             Advertising & Related Services - 1.7%
      83,350 * Lamar Advertising Co. Cl. A (b)...............   $  4,125,825
     106,289 * Outdoor Systems, Inc. ........................      3,799,832
                                                                ------------
                                                                   7,925,657
                                                                ------------
             Banks - 2.9%
      88,250 Commerce Bancorp, Inc. .........................      3,662,375
     285,784 National Commerce Bancorp.......................      6,278,317
      40,950 U.S. Trust Corp. ...............................      3,291,356
                                                                ------------
                                                                  13,232,048
                                                                ------------
             Building, Construction & Furnishings - 0.3%
      57,850 * Shaw Group, Inc. .............................      1,298,009
                                                                ------------
             Business Equipment & Services - 9.6%
     199,000 AHL Services, Inc. (b)..........................      5,186,437
     175,925 Butler International, Inc. .....................      1,539,344
     119,450 C&D Technologies................................      4,337,528
     105,550 Circle International Group, Inc. ...............      2,157,178
     232,374 Concord EFS, Inc. ..............................      4,792,714
      51,200 Corporate Executive Board Co. ..................      2,086,400
      83,500 * CSG System International, Inc. ...............      2,288,422
     240,400 Heidrick & Struggles International, Inc. .......      4,582,625
     198,250 Imax Corp. (b)..................................      3,965,000
     199,022 Nova Corp. (b)..................................      4,975,550
      76,300 Polycom, Inc. ..................................      3,636,172
     380,150 Sensormatic Electronics Corp. (b)...............      4,823,153
                                                                ------------
                                                                  44,370,523
                                                                ------------
             Communication Systems & Services - 6.7%
     112,600 Exar Corp. .....................................      4,215,463
      41,000 Focal Communications Corp. .....................      1,050,625
     219,550 Kemet Corp. ....................................      7,018,739
      65,050 Nielsen Media Research, Inc. ...................      2,419,047
     201,750 * Pinnacle Holdings, Inc. ......................      5,270,719
      75,800 Powerwave Technologies, Inc. ...................      3,654,981
     117,900 Westwood One, Inc. (b)..........................      5,320,237
      47,150 * Winstar Communications, Inc. (b)..............      1,841,797
                                                                ------------
                                                                  30,791,608
                                                                ------------
             Consumer Products & Services - 3.5%
     119,000 * Action Performance Companies, Inc. (b)........      2,506,438
     175,550 Chattem, Inc. ..................................      3,873,072
      88,150 Jakks Pacific, Inc. ............................      3,305,625
     160,750 Rent-Way, Inc. (b)..............................      3,054,250
     152,625 SCP Pool Corp. .................................      3,586,687
                                                                ------------
                                                                  16,326,072
                                                                ------------
             Electrical Equipment & Services - 11.6%
     134,700 Asyst Technologies, Inc. (b)....................      4,445,100
     186,000 * Atmel Corp. (b)...............................      6,289,125
     135,650 Atmi, Inc. (b)..................................      5,061,441
     225,140 * Benchmark Electronics, Inc. (b)...............      7,950,256
      59,750 * Black Box Corp. (b)...........................      3,136,875

   Shares                                                            Value
 COMMON STOCKS - continued
             Electrical Equipment & Services - continued
     280,650 Cypress Semiconductor Corp. ......................   $  6,033,975
     303,300 * Parlex Corp. ...................................      4,663,237
     111,100 Photronic, Inc. ..................................      2,492,806
     178,950 Power One, Inc. (b)...............................      4,563,225
      91,000 * PRI Automation, Inc. (b)........................      3,287,375
      69,900 Radisys Corp. ....................................      2,743,575
     201,000 * Sipex Corp. ....................................      2,876,813
                                                                  ------------
                                                                    53,543,803
                                                                  ------------
             Electronic Equipment & Services - 4.2%
      67,450 Alpha Industries, Inc. ...........................      3,804,602
     315,300 Cerprobe Corp. ...................................      1,497,675
      51,500 CTS Corp. ........................................      2,961,250
     257,350 International Rectifier Corp. ....................      3,924,587
     189,600 Memc Electronic Materials, Inc. (b)...............      2,607,000
     104,300 Micrel, Inc. (b)..................................      4,524,012
                                                                  ------------
                                                                    19,319,126
                                                                  ------------
             Finance & Insurance - 1.4%
      35,410 Markel Corp. .....................................      6,446,833
                                                                  ------------
             Food & Beverage Products - 1.9%
     262,000 * United States Foodservice (b)...................      4,716,000
     104,000 Wild Oats Markets, Inc. (b).......................      4,108,000
                                                                  ------------
                                                                     8,824,000
                                                                  ------------
             Healthcare Products & Services - 8.7%
     121,250 Bindley Western Industries, Inc. .................      1,735,391
     226,100 * Brookdale Living Communities, Inc. .............      3,250,187
      90,850 * Chirex, Inc. ...................................      2,345,066
      54,550 * Dendrite International, Inc. (b)................      2,577,488
     124,300 Medicis Pharmaceutical Corp. .....................      3,542,550
      99,600 * MedQuist, Inc. .................................      3,330,375
     148,000 Molecular Devices Corp. ..........................      4,070,000
     140,100 Pharmaceutical Product Development, Inc.  (b).....      1,900,106
      42,100 Priority Healthcare Corp. Cl. A...................      1,299,837
     142,150 Priority Healthcare Corp. Cl. B...................      4,388,881
     353,300 Province Healthcare Co. ..........................      4,062,950
     261,100 United Payors & United Providers..................      4,601,887
      94,750 * Wesley Jessen Visioncare, Inc. .................      2,955,016
                                                                  ------------
                                                                    40,059,734
                                                                  ------------
             Industrial Specialty Products & Services - 0.5%
      54,000 * Dionex Corp. ...................................      2,308,500
                                                                  ------------
             Information Services & Technology - 10.4%
      53,200 * Applied Micro Circuits Corp. ...................      3,032,400
     106,900 Bea Systems, Inc. (b).............................      3,774,906
     206,450 Braun Consulting, Inc. (b)........................      3,432,231
     119,300 Burr-Brown Corp. .................................      4,712,350
     271,200 * Corsair Communications, Inc. ...................      1,915,350
     106,350 Datastream Systems, Inc. .........................      1,395,844
      34,900 Factset Research Systems Inc. (b).................      1,984,938

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments(continued)
                               September 30, 1999


   Shares                                                             Value
 COMMON STOCKS - continued
             Information Services & Technology - continued
     165,900 Galileo Technology Ltd. ...........................   $  4,147,500
     220,400 * Mecon, Inc. .....................................      1,405,050
      39,750 * Network Appliance, Inc. .........................      2,847,094
     282,600 Newgen Results Corp. ..............................      3,073,275
     278,350 Peerless Systems Corp. ............................      3,688,137
     109,700 Remedy Corp. ......................................      3,112,738
      17,250 * Sandisk Corp. ...................................      1,124,484
      54,350 Verity, Inc. ......................................      3,739,959
     111,300 Visual Networks, Inc. .............................      4,723,294
                                                                   ------------
                                                                     48,109,550
                                                                   ------------
             Oil/Energy - 1.7%
     189,200 Basin Exploration, Inc. ...........................      4,540,800
      19,050 Evergreen Resources ...............................        458,391
     128,550 Precision Drilling Corp. (b).......................      2,980,753
                                                                   ------------
                                                                      7,979,944
                                                                   ------------
             Oil Field Services - 5.6%
     209,050 * Core Laboratories NV (b).........................      3,932,753
     110,450 Ensign Resource Group, Inc. .......................      2,439,327
     166,400 * Global Industries Ltd. ..........................      1,352,000
     229,200 Gulf Islands Fabrication, Inc. ....................      3,022,575
     181,350 Hanover Compressor Co. (b).........................      5,769,197
     132,250 National Oilwell, Inc. (b).........................      2,173,859
     402,700 Pride International, Inc. (b)......................      5,713,306
     177,400 Trico Marine Services, Inc. .......................      1,474,638
                                                                   ------------
                                                                     25,877,655
                                                                   ------------
             Pharmaceuticals - 0.1%
      14,350 King Pharmaceuticals, Inc. (b) ....................        502,250
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 6.0%
     121,050 Cadmus Communications Corp. .......................      1,346,681
     120,450 Citadel Communications Corp. ......................      4,110,357
     114,400 Cox Radio, Inc. Cl. A..............................      6,806,800
      69,350 Cumulus Media, Inc. ...............................      2,266,878
     119,600 * Emmis Broadcasting Corp. Cl. A...................      7,901,075
      89,150 * Entercom Communications Corp. (b)................      3,209,400
     199,550 Medialink Worldwide, Inc. .........................      2,095,275
                                                                   ------------
                                                                     27,736,466
                                                                   ------------
             Retailing & Wholesale - 6.7%
     258,500 Copart, Inc. ......................................      4,766,094
      53,395 Dollar General Corp. ..............................      1,648,570
     126,725 Dollar Tree Stores, Inc. (b).......................      5,061,080

   Shares                                                             Value
 COMMON STOCKS - continued
             Retailing & Wholesale - continued
     291,150 Family Dollar Stores, Inc. ........................   $  6,150,544
     152,050 * Men's Wearhouse, Inc. ...........................      3,269,075
     171,750 Papa John's International, Inc. (b)................      7,084,687
     160,450 Ruby Tuesday, Inc. ................................      3,128,775
                                                                   ------------
                                                                     31,108,825
                                                                   ------------
             Telecommunication Services & Equipment - 4.8%
     104,500 * Advanced Fibre Communications....................      2,325,125
      61,900 * CapRock Communications Corp. (b).................      1,439,175
      50,700 Commonwealth Telephone Enterprises.................      2,230,800
     200,650 CTC Communications Corp. ..........................      3,298,184
     249,400 Digital Microwave Corp. ...........................      3,912,462
     262,500 * ITC DeltaCom, Inc. ..............................      7,218,750
     165,050 Precision Response Corp. ..........................      2,021,863
                                                                   ------------
                                                                     22,446,359
                                                                   ------------
             Transportation - 2.8%
     141,700 Carey International, Inc. .........................      3,542,500
      75,900 Expeditores International Washington, Inc. ........      2,435,916
     106,100 Forward Air Corp. .................................      2,506,612
     212,325 * Mesaba Holdings, Inc. ...........................      2,494,819
     176,425 * MotivePower Industries, Inc. ....................      1,940,675
                                                                   ------------
                                                                     12,920,522
                                                                   ------------
             Total Common Stocks
              (cost $353,956,917)...............................    421,127,484
                                                                   ------------
 SHORT-TERM INVESTMENTS - 24.8%
             Mutual Fund Shares - 16.0%
  74,111,928 Navigator Prime Portfolio (c)...                        74,111,928
                                                                   ------------
  Principal
   Amount                                                             Value
             Repurchase Agreement - 8.8%
 $40,429,320 State Street Bank & Trust Co., purchased 9/30/1999,
              5.28%, maturing 10/1/1999, maturity value
              $40,435,250
              (cost $40,429,320) (a)............................     40,429,320
                                                                   ------------
             Total Short-Term Investments (cost $114,541,248)...    114,541,248
                                                                   ------------

             Total Investments -
              (cost $468,498,165)........................   115.9%  535,668,732
             Other Assets and
              Liabilities - net..........................   (15.9)  (73,529,009)
                                                            -----  ------------
             Net Assets..................................   100.0% $462,139,723
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(b) All or a portion of this security is on loan.
(c) Represents investment in cash collateral received for securities on loan.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                High Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - 85.9%
             Advertising & Related Services - 0.8%
 $ 2,000,000 Ackerley Group, Inc.,
              Sr. Sub. Note,
              9.00%, 1/15/2009...................................   $  1,927,500
                                                                    ------------
             Aerospace & Defense - 2.5%
             Atlas Air, Inc.,
             Sr. Note:
   1,250,000 9.375%, 11/15/2006..................................      1,181,250
   1,350,000 10.75%, 8/1/2005....................................      1,356,750
   2,250,000 Compass Aerospace Corp., Sr. Sub. Note,
              10.125%, 4/15/2005 (a).............................      1,971,563
   2,000,000 K & F Inds., Inc.,
              Sr. Sub. Note, Ser. B,
              9.25%, 10/15/2007..................................      1,950,000
                                                                    ------------
                                                                       6,459,563
                                                                    ------------
             Automotive Equipment & Manufacturing - 3.2%
   2,000,000 Budget Group, Inc.,
              Sr. Note,
              9.125%, 4/1/2006...................................      1,770,000
   2,000,000 Dura Operating Corp.,
              Sr. Sub. Note,
              9.00%, 5/1/2009 (a)................................      1,860,000
   1,500,000 Hayes Wheels Int'l., Inc.,
              Sr. Sub. Note, Ser. B,
              9.125%, 7/15/2007..................................      1,417,500
   2,000,000 Oxford Automotive, Inc., Sr. Sub. Note,
              10.125%, 6/15/2007.................................      1,850,000
   2,000,000 Universal Compression, Inc.,
              Sr. Note,
              9.875%, 2/15/2008..................................      1,200,000
                                                                    ------------
                                                                       8,097,500
                                                                    ------------
             Building, Construction & Furnishings - 1.9%
   1,000,000 Cathay Int'l. Ltd.,
              Sr. Note,
              13.00%, 4/15/2008 (a) .............................        515,000
   2,000,000 Del Webb Corp.,
              Sr. Sub. Debs.,
              10.25%, 2/15/2010..................................      1,850,000
     750,000 Schuler Homes, Inc.,
              Sr. Note,
              9.00%, 4/15/2008...................................        680,625
   2,000,000 Splitrock Services, Inc.,
              Sr. Note, Ser. B,
              11.75%, 7/15/2008..................................      1,810,000
                                                                    ------------
                                                                       4,855,625
                                                                    ------------
             Cable/Other Video Distribution - 0.4%
   1,000,000 Classic Cable, Inc.,
              Sr. Sub. Note,
              9.375%, 8/1/2009 (a)...............................        970,000
                                                                    ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Chemical & Agricultural Products - 1.8%
 $ 3,000,000 Agriculture Minerals & Chemicals, Sr. Note,
              10.75%, 9/30/2003.................................   $  1,425,000
   1,700,000 Huntsman ICI Chemicals, Inc., Sr. Sub. Note,
              10.125%, 7/1/2009 (a).............................      1,674,500
   1,750,000 United Inds. Corp.,
              Sr. Sub. Note,
              9.875%, 4/1/2009 (a)..............................      1,513,750
                                                                   ------------
                                                                      4,613,250
                                                                   ------------
             Commercial Services - 2.5%
   1,000,000 AEP Industries,
              Sr. Sub. Note,
              9.875%, 11/15/2007................................        950,000
     600,000 Anchor Lamina, Inc.,
              Sr. Sub. Note,
              9.875%, 2/1/2008..................................        519,000
   2,600,000 Biovail Corp. Int'l.,
              Sr. Note,
              10.875%, 11/15/2005...............................      2,697,500
   1,000,000 Building One Services Corp.,
              Sr. Sub. Note,
              10.50%, 5/1/2009..................................        927,500
   1,250,000 Group Maintenance America Corp.,
              Sr. Sub. Note,
              9.75%, 1/15/2009..................................      1,228,125
                                                                   ------------
                                                                      6,322,125
                                                                   ------------
             Communication Systems & Services - 15.0%
   1,000,000 Airgate PCS, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 13.50%),
              0.00%, 10/1/2009 (b)..............................        550,000
   1,000,000 Cadmus Communications Corp., Sr. Sub. Note,
              9.75%, 6/1/2009...................................      1,001,250
   1,000,000 Capstar Broadcasting Partners, Sr. Disc. Note,
              12.75%, 2/1/2009..................................        845,000
   4,000,000 Century Communications Corp., Sr. Disc. Note, Step
              Bond, (Eff. Yield 8.85%),
              0.00%, 1/15/2008 (b)..............................      1,740,000
   1,500,000 Chancellor Media Corp.,
              Sr. Sub. Note,
              9.00%, 10/1/2008..................................      1,526,250
             Charter Communications Holdings, Sr. Note:
   1,300,000 8.25%, 4/1/2007 (a)................................      1,220,375
   1,200,000 8.625%, 4/1/2009 (a)...............................      1,140,000
     400,000 Citadel Broadcasting Co., Sr. Sub. Note,
              9.25%, 11/15/2008.................................        394,000
   1,500,000 Crown Castle Int'l. Corp., Sr. Disc. Note, Step
              Bond, (Eff. Yield 10.74%),
              0.00%, 11/15/2007 (b).............................      1,050,000

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                               Value

 CORPORATE BONDS - continued
             Communication Systems & Services - continued
 $ 1,500,000 Diamond Cable Communications, Sr. Disc. Note, Step
              Bond, (Eff. Yield 10.29%),
              0.00%, 12/15/2005 (b)...............................   $  1,342,500
   1,175,000 Frontiervision Holdings LP, Sr. Disc. Note, Step
              Bond, (Eff. Yield 9.98%),
              0.00%, 9/15/2007 (b)................................        998,750
   3,500,000 Intermedia Communications, Inc., Sr. Disc. Note, Step
              Bond, (Eff. Yield 11.08%),
              0.00%, 5/15/2006 (b)................................      2,800,000
             Level 3 Communications, Inc.:
   2,000,000 Sr. Disc. Note, Step Bond,
             (Eff. Yield 10.58%),
             0.00%, 12/1/2008 (b).................................      1,132,500
   1,000,000 Sr. Note,
             9.125%, 5/1/2008.....................................        908,750
   1,900,000 Metromedia Fiber Network, Inc., Sr. Note,
              10.00%, 11/15/2008..................................      1,843,000
   1,500,000 Metronet Communications Corp., Sr. Disc. Note, Step
              Bond, (Eff. Yield 9.87%),
              0.00%, 6/15/2008 (b)................................      1,170,000
   2,000,000 Microcell Telecommunications, Inc., Sr. Disc. Note,
              Step Bond, Ser. B, (Eff. Yield 11.42%),
              0.00%, 6/1/2006 (b).................................      1,680,000
             Nextel Communications, Inc.:
   2,000,000 Sr. Disc. Note,
             9.75%, 8/15/2004.....................................      2,027,500
   2,000,000 Sr. Disc. Note, Step Bond, (Eff. Yield 10.67%),
             0.00%, 9/15/2007 (b).................................      1,490,000
   1,000,000 Sr. Secd. Note,
             12.00%, 11/1/2008....................................      1,120,000
   1,950,000 Nextlink Communications, Inc., Sr. Note,
              10.75%, 6/1/2009....................................      1,964,625
     700,000 Northland Cable Television, Inc., Sr. Sub. Note,
              10.25%, 11/15/2007..................................        701,750
   2,000,000 NTL Communications Corp., Sr. Disc. Note, Step Bond,
              (Eff. Yield 11.09%),
              0.00%, 10/1/2008 (b)................................      1,365,000
   1,000,000 Paging Network, Inc.,
              Sr. Sub. Note,
              8.875%, 2/1/2006....................................        285,000
   2,000,000 Price Communications Wireless, Inc., Sr. Sub. Note,
              11.75%, 7/15/2007...................................      2,195,000
   2,000,000 Startec Global Communications Corp., Sr. Note,
              12.00%, 5/15/2008...................................      1,820,000
   3,000,000 United Int'l. Holdings, Inc.,
              Sr. Secd. Note, Step Bond,
              (Eff. Yield 10.39%)
              0.00%, 2/15/2008....................................      1,826,250

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Communication Systems & Services - continued
             Worldwide Fiber, Inc.:
 $ 1,000,000 Sr. Note,
             12.50%, 12/15/2005.................................   $  1,017,500
   1,000,000 Sr. Note,
             12.00%, 8/1/2009 (a)...............................        985,000
                                                                   ------------
                                                                     38,140,000
                                                                   ------------
             Consumer Products & Services - 7.7%
   2,100,000 Amazon.com, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 10.08%),
              0.00%, 5/1/2008 (b)...............................      1,375,500
   1,500,000 Decision One Holdings Corp.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 12.11%),
              0.00%, 8/1/2008 (b)...............................         13,125
   2,500,000 Musicland Group, Inc.,
              Sr. Sub. Note,
              9.875%, 3/15/2008.................................      2,312,500
   2,000,000 Nationsrent, Inc.,
              Sr. Sub. Note,
              10.375%, 12/15/2008...............................      1,985,000
   1,150,000 Outsourcing Services Group, Inc.,
              Sr. Sub. Note, Ser. B, 10.875%, 3/1/2006..........      1,063,750
   2,500,000 Pantry, Inc.,
              Gtd. Note,
              10.25%, 10/15/2007................................      2,506,250
   2,000,000 Pinnacle Holdings, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 10.10%),
              0.00%, 3/15/2008 (b)..............................      1,150,000
   2,500,000 Premier Graphics, Inc.,
              Sr. Gtd. Note,
              11.50%, 12/1/2005.................................      2,325,000
   2,000,000 Sleepmaster LLC,
              Sr. Sub. Note,
              11.00%, 5/15/2009 (a).............................      2,005,000
             Verio, Inc.,
              Sr. Note:
   1,500,000 10.375%, 4/1/2005..................................      1,496,250
   1,000,000 11.25%, 12/1/2008..................................      1,027,500
   2,400,000 Weight Watchers Int'l., Inc., Sr. Sub. Note,
              13.00%, 10/1/2009 (a).............................      2,400,000
                                                                   ------------
                                                                     19,659,875
                                                                   ------------
             Diversified Companies - 1.1%
   1,000,000 Blount, Inc.,
              Sr. Note,
              13.00%, 8/1/2009 (a)..............................      1,036,250
   2,450,000 Pioneer Amers Acquisition Corp., Sr. Secd. Note,
              Ser. B, 9.25%, 6/15/2007..........................      1,886,500
                                                                   ------------
                                                                      2,922,750
                                                                   ------------
             Education - 0.4%
   1,250,000 La Petite Academy, Inc.,
              Sr. Note, Ser. B,
              10.00%, 5/15/2008.................................      1,056,250
                                                                   ------------

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Electrical Equipment & Services - 0.2%
 $   500,000 Integrated Electrical Services, Sr. Sub. Note,
              9.375%, 2/1/2009...................................   $    492,500
                                                                    ------------
             Electronic Equipment & Services - 0.9%
   2,000,000 CHS Electronics, Inc.,
              Sr. Note,
              9.875%, 4/15/2005..................................        310,000
   2,000,000 Fairchild Semiconductor Corp.,
              Sr. Sub. Note,
              10.375%, 10/1/2007 (a).............................      1,995,000
                                                                    ------------
                                                                       2,305,000
                                                                    ------------
             Finance & Insurance - 0.7%
   1,500,000 Aetna Inds., Inc.,
              Sr. Note,
              11.875%, 10/1/2006.................................      1,693,125
                                                                    ------------
             Food & Beverage Products - 3.3%
   2,500,000 Agrilink Foods, Inc.,
              Sr. Sub. Note,
              11.875%, 11/1/2008.................................      2,212,500
   2,625,000 Del Monte Foods Co.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 10.51%),
              0.00%, 12/15/2007 (b)..............................      1,995,000
   2,500,000 Luiginos, Inc.,
              Sr. Sub. Note,
              10.00%, 2/1/2006...................................      2,350,000
   2,000,000 Vlasic Foods Int'l., Inc.,
              Sr. Sub. Note,
              10.25%, 7/1/2009 (a)...............................      1,810,000
                                                                    ------------
                                                                       8,367,500
                                                                    ------------
             Gaming - 5.9%
   2,375,000 Argosy Gaming Co.,
              Sr. Sub. Note,
              10.75%, 6/1/2009 (a)...............................      2,461,094
   1,500,000 Coast Hotels & Casinos, Inc., Sr. Sub. Note,
              9.50%, 4/1/2009....................................      1,417,500
   1,500,000 Hollywood Casino Corp., Sr. Secd. Note,
              11.25%, 5/1/2007 (a)...............................      1,515,000
   2,225,000 Hollywood Park, Inc.,
              Sr. Sub. Note, Ser. B,
              9.50%, 8/1/2007....................................      2,180,500
   1,000,000 Horseshoe Gaming LLC, Sr. Sub. Note,
              8.625%, 5/15/2009 (a)..............................        955,000
   2,125,000 Isle Capri Casinos, Inc.,
              Sr. Sub. Note,
              8.75%, 4/15/2009...................................      1,960,312
   1,500,000 Majestic Star Casino LLC, Sr. Secd. Note,
              10.875%, 7/1/2006 (a)..............................      1,477,500

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Gaming - continued
             Premier Parks, Inc.,
 $ 3,000,000  Sr. Disc. Note, Step Bond, (Eff. Yield 9.55%),
              0.00%, 4/1/2008 (b)...............................   $  1,920,000
   1,000,000 Sr. Note,
             9.75%, 6/15/2007...................................        975,000
                                                                   ------------
                                                                     14,861,906
                                                                   ------------
             Hospitals/Nursing Homes/
              Healthcare - 3.2%
   1,400,000 Lifepoint Hospitals Holdings, Inc.,
              Sr. Sub. Note,
              10.75%, 5/15/2009 (a).............................      1,393,000
   2,500,000 Oxford Health Plans, Inc.,
              Sr. Note,
              11.00%, 5/15/2005 (a).............................      2,493,750
   2,500,000 Tenet Healthcare Corp.,
              Sr. Sub. Note,
              8.625%, 1/15/2007.................................      2,387,500
   2,000,000 Triad Hospitals Holdings,
              11.00%, 5/15/2009.................................      1,990,000
                                                                   ------------
                                                                      8,264,250
                                                                   ------------
             Industrial Specialty Products & Services - 1.9%
   1,000,000 American Plumbing & Mechanical Co., Sr. Sub. Note,
              11.625%, 10/15/2008 (a)...........................        895,000
   1,000,000 Hydrochemical Industrial Services, Inc., Sr. Sub.
              Note, Ser. B, 10.375%, 8/1/2007...................        875,000
   1,000,000 Intersil Corp.,
              Sr. Sub. Note,
              13.25%, 8/15/2009.................................      1,042,500
   2,000,000 Muzak LLC/Muzak Finance Corp., Sr. Sub. Note,
              9.875%, 3/15/2009 (a).............................      1,910,000
                                                                   ------------
                                                                      4,722,500
                                                                   ------------
             Iron & Steel - 0.6%
   1,500,000 Ucar Global Enterprises, Inc., Sr. Sub. Note,
              12.00%, 1/15/2005.................................      1,569,375
                                                                   ------------
             Machinery - Diversified - 1.4%
   2,000,000 Terex Corp.,
              Sr. Sub. Note,
              8.875%, 4/1/2008..................................      1,890,000
   2,000,000 W.R. Carpenter North America, Inc., Sr. Sub. Note,
              10.625%, 6/15/2007................................      1,680,000
                                                                   ------------
                                                                      3,570,000
                                                                   ------------
             Manufacturing - Distributing - 2.8%
   2,000,000 Decora Inds., Inc.,
              Sr. Secd. Note,
              11.00%, 5/1/2005..................................      1,820,000
   1,500,000 Delta Mills, Inc.,
              Sr. Note, Ser. B,
              9.625%, 9/1/2007..................................      1,177,500

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Manufacturing -
              Distributing - continued
 $ 2,500,000 Tekni Plex, Inc.,
              Sr. Sub. Note, Ser. B,
              11.25%, 4/1/2007..................................   $  2,625,000
   1,475,000 Venture Holdings Trust,
              Sr. Note,
              11.00%, 6/1/2007 (a)..............................      1,452,875
                                                                   ------------
                                                                      7,075,375
                                                                   ------------
             Oil/Energy - 4.9%
   1,000,000 Canadian Forest Oil Ltd., Sr. Sub. Note,
              8.75%, 9/15/2007..................................        967,500
             Cross Timbers Oil Co.,
              Sr. Sub. Note, Ser. B:
   1,120,000 8.75%, 11/1/2009...................................      1,083,600
   1,000,000 9.25%, 4/1/2007....................................        992,500
   1,200,000 Eott Energy Partners LP,
              Sr. Note,
              11.00%, 10/1/2009.................................      1,212,000
   1,500,000 Forest Oil Corp.,
              Sub. Gtd. Note,
              10.50%, 1/15/2006.................................      1,552,500
   1,000,000 Houston Exploration Co., Sr. Sub. Note,
              8.625%, 1/1/2008..................................        975,000
   2,000,000 Pride Petroleum Services, Inc., Sr. Note,
              9.375%, 5/1/2007..................................      2,020,000
   2,600,000 Swift Energy Co.,
              Sr. Sub. Note,
              10.25%, 8/1/2009..................................      2,613,000
   1,000,000 Tesoro Petroleum Corp., Sr. Sub. Note, Ser. B,
              9.00%, 7/1/2008...................................        985,000
                                                                   ------------
                                                                     12,401,100
                                                                   ------------
             Paper & Packaging - 2.3%
   2,000,000 Pacific Papers, Inc.,
              Sr. Note,
              10.00%, 3/15/2009.................................      2,040,000
   1,750,000 Packaging Corp. America, Sr. Sub. Note,
              9.625%, 4/1/2009 (a)..............................      1,776,250
   2,000,000 Repap New Brunswick, Inc., Sr. Secd. Note, 1st
              Priority,
              9.00%, 6/1/2004...................................      1,920,000
                                                                   ------------
                                                                      5,736,250
                                                                   ------------
             Pharmaceuticals - 1.4%
     525,000 Express Scripts, Inc.,
              Sr. Note,
              9.625%, 6/15/2009.................................        535,500
   3,000,000 King Pharmaceuticals, Inc., Sr. Sub. Note,
              10.75%, 2/15/2009.................................      3,105,000
                                                                   ------------
                                                                      3,640,500
                                                                   ------------
             Real Estate - 0.8%
   2,000,000 Intrawest Corp.,
              Sr. Note,
              9.75%, 8/15/2008..................................      1,930,000
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Retailing & Wholesale - 4.7%
 $ 2,000,000 Big 5 Corp.,
              Sr. Note, Ser. B,
              10.875%, 11/15/2007...............................   $  1,975,000
   1,250,000 Community Distributors, Inc., Sr. Note, Ser. B,
              10.25%, 10/15/2004................................      1,071,875
   1,500,000 French Fragrances, Inc.,
              Sr. Note, Ser. B,
              10.375%, 5/15/2007................................      1,432,500
   2,500,000 K Mart Corp.,
              Debentures,
              7.95%, 2/1/2023...................................      2,272,960
   2,000,000 Owens & Minor, Inc.,
              Sr. Sub. Note,
              10.875%, 6/1/2006.................................      2,030,000
   1,500,000 Pathmark Stores, Inc.,
              Sub. Note,
              11.625%, 6/15/2002................................      1,477,500
   1,635,000 Phar Mor, Inc.,
              Note,
              11.72%, 9/11/2002.................................      1,618,650
                                                                   ------------
                                                                     11,878,485
                                                                   ------------
             Telecommunication Services & Equipment - 10.8%
   1,000,000 Allegiance Telecom, Inc.,
              Sr. Note,
              12.875%, 5/15/2008................................      1,085,000
     500,000 American Cellular Corp.,
              Sr. Note,
              10.50%, 5/15/2008.................................        516,250
   2,000,000 AMSC Acquisition, Inc.,
              Sr. Note,
              12.25%, 4/1/2008..................................      1,430,000
   2,350,000 Centennial Cellular Operating Co., Sr. Sub. Note,
              10.75%, 12/15/2008................................      2,455,750
   2,000,000 Filtronic Plc,
              Sr. Note,
              10.00%, 12/1/2005 (a).............................      1,955,000
   2,000,000 Hermes Europe Railtel BV,
              Sr. Note,
              11.50%, 8/15/2007.................................      2,025,000
   1,770,000 ICG Holdings, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 12.32%),
              0.00%, 5/1/2006 (b)...............................      1,354,050
   1,200,000 Insight Midwest LP,
              Sr. Note,
              9.75%, 10/1/2009 (a)..............................      1,209,000
   1,650,000 KMC Telecom Holdings, Inc.,
              Sr. Note,
              13.50%, 5/15/2009 (a).............................      1,625,250
   2,000,000 McLeod USA, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 9.75%),
              0.00%, 3/1/2007 (b)...............................      1,585,000
   1,000,000 Omnipoint Corp.,
              Sr. Note,
              11.50%, 9/15/2009 (a).............................      1,035,000

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment - continued
             Primus Telecommunications Group, Sr. Note:
 $   750,000 11.25%, 1/15/2009...................................   $    712,500
   1,000,000 11.75%, 8/1/2004....................................        980,000
             PSINet, Inc.:
             Sr. Note,
   2,000,000 11.50%, 11/1/2008...................................      2,025,000
   1,000,000 11.00%, 8/1/2009 (a)................................        992,500
             Sprint Spectrum LP:
   1,000,000 Sr. Disc. Note, Step Bond,
             (Eff. Yield 9.80%),
             0.00%, 8/15/2006 (b) ...............................        925,000
   1,000,000 Sr. Note,
             11.00%, 8/15/2006...................................      1,125,000
             Telewest Communications PLC,
              Sr. Disc. Note, Step Bond:
   1,500,000 (Eff. Yield 11.09%),
             0.00%, 10/1/2007 (b)................................      1,346,250
     500,000 (Eff. Yield 9.55%),
             0.00%, 4/15/2009 (a)(b).............................        305,000
   4,000,000 Triton PCS, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 12.57%),
              0.00%, 5/1/2008 (b)................................      2,710,000
                                                                    ------------
                                                                      27,396,550
                                                                    ------------
             Textile & Apparel - 1.8%
     200,000 Consoltex Group,
              Sr. Sub. Note, Ser. B,
              11.00%, 10/1/2003..................................        201,000
   1,000,000 Panolam Inds. Int'l., Inc.,
              Sr. Sub. Note,
              11.50%, 2/15/2009 (a)..............................      1,005,000
   1,500,000 Simmons Co.,
              Sr. Sub. Note,
              10.25%, 3/15/2009..................................      1,485,000
   2,000,000 Supreme Int'l. Corp.,
              Sr. Sub. Note,
              12.25%, 4/1/2006...................................      1,970,000
                                                                    ------------
                                                                       4,661,000
                                                                    ------------
             Transportation - 1.0%
   1,000,000 American Commercial Lines LLC,
              Sr. Note,
              10.25%, 6/30/2008..................................        987,500
   1,335,000 Greyhound Lines, Inc.,
              Sr. Note, Ser. B,
              11.50%, 4/15/2007..................................      1,503,911
                                                                    ------------
                                                                       2,491,411
                                                                    ------------
             Total Corporate Bonds
              (cost $230,528,488)................................    218,081,265
                                                                    ------------

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - 0.9%
              Communication Systems & Services - 0.9%
 $ 2,500,000  Clearnet Communications, Inc.,
               Sr. Disc. Note, Step Bond,
               (Eff. Yield 13.65%),
               0.00%, 12/15/2005 (b) (cost $2,355,839)...........   $  2,368,750
                                                                    ------------
   Shares                                                              Value

 WARRANTS - 0.1%
              Commercial Services - 0.1%
       2,000* Splitrock Services, Inc., .........................        144,000
                                                                    ------------
              Communication Systems & Services - 0.0%
       2,000* Startec Global Communications Corp.................          2,000
                                                                    ------------
              Telecommunication Services & Equipment - 0.0%
       2,000* American Mobile Satellite Corp., ..................         79,000
                                                                    ------------
              Total Warrants
               (cost $33,218)....................................        225,000
                                                                    ------------
 COMMON STOCKS - 0.6%
              Communication Systems & Services - 0.6%
      64,002* Price Communications Wireless, Inc.,
               (cost $819,062)...................................      1,604,050
                                                                    ------------
 PREFERRED STOCKS - 0.5%
              Telecommunication Services & Equipment - 0.5%
      11,170* Rural Cellular Corp.
               (cost $898,635)...................................      1,139,340
                                                                    ------------

  Principal
   Amount                                                              Value

 SHORT-TERM INVESTMENTS - 11.2%
             Repurchase Agreement -
               11.2%
 $28,330,545 State Street Bank &
              Trust Co.,
              5.28%, purchased
              9/30/1999, maturing
               10/1/1999
              maturity value
              $28,334,700
              (cost $28,330,545)
              (c).........................................            28,330,545
                                                                    ------------

              Total Investments -
               (cost $262,965,787)........................    99.2%  251,748,950
              Other Assets and
               Liabilities - net..........................     0.8     1,994,796
                                                             -----  ------------
              Net Assets..................................   100.0% $253,743,746
                                                             =====  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
*   Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Municipal Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 99.2%
             Alaska - 1.4%
 $ 1,580,000 Alaska Hsg. Fin. Corp. RB, Ser. A2, 5.75%,
              6/1/2024..........................................   $  1,533,295
                                                                   ------------
             Arizona - 1.4%
   1,430,000 Pima Cnty., AZ
              IDRB, Lease Obl.,
              7.25%, 7/15/2010, (FSA)...........................      1,551,235
                                                                   ------------
             California - 6.5%
   2,500,000 Alameda Corridor Trans. Auth. RB, Ser. 1999A,
              (Eff. Yield 5.26%)
              0.00%, 10/1/2033, (MBIA) (a)......................        338,525
   1,070,000 California Statewide CDA, Spl. Assmt., RB, United
              Air Lines Inc. Proj., 5.625%, 10/1/2034...........        978,226
   1,915,000 East Bay, CA
              Muni. Util. Dist. Wst. Wtr. RB, Refunding Sub.,
              4.75%, 6/1/2021, (FGIC)...........................      1,672,963
   1,000,000 Fontana, CA
              COP, Refunding Proj.,
              5.00%, 9/1/2017, (AMBAC)..........................        931,590
   1,000,000 San Diego, CA
              Unified Sch. Dist. GO, Ser. A,
              (Eff. Yield 5.30%)
              0.00%, 7/1/2019, (FGIC) (a).......................        319,180
   1,000,000 San Francisco, CA
              City & Cnty. RB, Int'l. Arpt. Proj., Ser. 8A,
              6.30%, 5/1/2025, (FGIC)...........................      1,038,870
   2,000,000 Univ. of CA RB, Multiple Purpose Proj., Ser. C,
              4.75%, 9/1/2016, (AMBAC)..........................      1,809,580
                                                                   ------------
                                                                      7,088,934
                                                                   ------------
             Colorado - 5.5%
     405,000 Colorado HFA, SFHRB, Ser. A3, 7.00%, 11/1/2024.....        422,338
             Denver, CO, City & Cnty., Arpt. RB:
   1,000,000 Ser. D,
             7.75%, 11/15/2013..................................      1,176,490
   1,555,000 Unrefunded Balance, Ser. A, 8.50%, 11/15/2023......      1,647,305
   3,000,000 Jefferson Cnty., CO RB 5.00%, 11/1/2018, (FGIC)....      2,751,060
                                                                   ------------
                                                                      5,997,193
                                                                   ------------
             Connecticut - 0.9%
   1,000,000 Connecticut Dev. Auth. Wtr. Facs. RB, Bridgeport
              Hydraulic Proj., 6.15%, 4/1/2035..................      1,011,490
                                                                   ------------
             District of Columbia - 0.8%
   1,000,000 District Columbia GO, Ser. B, 5.25%, 6/1/2026,
              (FSA).............................................        902,000
                                                                   ------------
             Florida - 1.2%
   1,250,000 Hillsborough Cnty., FL
              IDA PCRB, Tampa Elec. Co. Proj.,
              6.25%, 12/1/2034, (MBIA)..........................      1,307,737
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Georgia - 2.3%
 $1,500,000 George L. Smith, GA
             World Congress Ctr. Auth. RB, Domed Stadium Proj.,
             5.50%, 7/1/2020, (MBIA)............................   $  1,384,800
  1,000,000 Monroe Cnty., GA
             IDA PCRB, Oglethorpe Pwr. Corp. Scherer,
             6.75%, 1/1/2010....................................      1,100,870
                                                                   ------------
                                                                      2,485,670
                                                                   ------------
            Idaho - 2.7%
            Idaho HFA SFHRB:
  2,000,000 Sr. Ser. E2,
            5.70%, 7/1/2019, (FHA)..............................      1,958,080
  1,000,000 Sr. Ser. G2,
            6.00%, 7/1/2029.....................................      1,001,460
                                                                   ------------
                                                                      2,959,540
                                                                   ------------
            Illinois - 9.2%
    970,000 Broadview, IL
             Tax Increment RB, Sr. Lien,
             8.25%, 7/1/2013 (b)................................      1,116,305
  2,475,000 Chicago Heights, IL
             Mtge. RB, Ser. B,
             (Eff. Yield 7.375%)
             0.00%, 6/1/2009 (a)................................      1,258,909
  2,000,000 Chicago, IL, O'Hare Intl. Arpt. Spl. Fac. RB, United
             Air Lines Proj., Ser. B,
             5.20%, 4/1/2011....................................      1,874,840
  2,000,000 Chicago, IL, Capital Appreciation GO
             (Eff. Yield 6.90%)
             0.00%, 7/1/2016, (AMBAC) (a).......................        706,100
  1,000,000 Illinois Hlth. Facs. Auth. RB, Midwest Physician
             Group Ltd., 5.50%, 11/15/2019......................        890,630
  2,000,000 Kane Cnty., IL
             Sch. Dist. No. 129 GO, Aurora West Side Proj.,
             5.50%, 2/1/2011, (FGIC)............................      2,029,160
            Metropolitan Pier & Exposition, IL Auth. RB:
  1,950,000 McCormick Plan Expansion:
            (Eff. Yield 6.75%)
            0.00%, 6/15/2021, (FGIC) (a)........................        541,944
  1,000,000 5.50%, 12/15/2024, (FGIC)...........................        952,810
  1,650,000 St. Clair Cnty., IL
             Pub. Bldg. RB, Capital Appreciation, Ser. B,
             (Eff. Yield 5.95%)
             0.00%, 12/1/2016, (FGIC) (a).......................        613,585
                                                                   ------------
                                                                      9,984,283
                                                                   ------------
            Indiana - 0.3%
  1,000,000 Indiana Trans. Fin. Auth. Hwy. RB, Ser. A,
             (Eff. Yield 6.25%)
             0.00%, 6/1/2017, (AMBAC) (a).......................        361,930
                                                                   ------------
            Iowa - 0.6%
    625,000 Iowa Student Loan Liquidity Corp. RB, Ser. I, (Gtd.
             Student Loans)
             6.95%, 3/1/2006....................................        655,800
                                                                   ------------

                                   EVERGREEN
                             Municipal Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Kentucky - 1.4%
 $1,400,000 Kenton Cnty., KY
             Arpt. Board, Arpt. RB, Spl. Facs. Delta Airlines
             Proj., 7.50%, 2/1/2020.............................   $  1,484,784
                                                                   ------------
            Louisiana - 1.8%
  2,000,000 New Orleans, LA
             GO, Refunding,
             5.50%, 12/1/2021...................................      1,969,640
                                                                   ------------
            Maine - 0.6%
    575,000 Maine Hsg. Auth. Mtge. Purchase RB, Ser. C2,
             6.875%, 11/15/2023.................................        597,822
                                                                   ------------
            Massachusetts - 3.1%
            Massachusetts HFA SFHRB:
    960,000  Ser. 59,
             5.40%, 6/1/2020, (MBIA)............................        904,128
  1,500,000 Ser. 73,
            5.90%, 12/1/2019, (FSA).............................      1,502,055
  1,000,000 Massachusetts Hlth. & Edl. Fac. Auth. RB, St. Mem.
             Med. Ctr., Ser. A, 6.00%, 10/1/2023................        923,720
                                                                   ------------
                                                                      3,329,903
                                                                   ------------
            Michigan - 1.6%
  1,000,000 Muskegon Cnty., MI
             Bldg. Auth. RB, Refunding,
             4.70%, 9/1/2014, (AMBAC)...........................        903,220
  1,000,000 Wayne Charter Cnty., MI
             Arpt. RB, Detroit Metropolitan Wayne Cnty. Arpt.
             Proj.,
             5.00%, 12/1/2028...................................        860,550
                                                                   ------------
                                                                      1,763,770
                                                                   ------------
            Minnesota - 0.6%
    750,000 Marshall, MN
             Med. Ctr. Gross RB, Weiner Mem. Med. Ctr. Proj.,
             6.00%, 11/1/2028...................................        700,328
                                                                   ------------
            Mississippi - 2.1%
            Mississippi Business Fin. Corp. PCRB, Sys. Energy
  1,500,000  Resources Inc. Proj.: 5.875%, 4/1/2022.............      1,394,985
  1,000,000 5.90%, 5/1/2022.....................................        932,770
                                                                   ------------
                                                                      2,327,755
                                                                   ------------
            Montana - 2.1%
  2,355,000 Montana Hsg. Board SFHRB, Ser. A2, 5.65%,
             12/1/2020..........................................      2,284,162
                                                                   ------------
            Nebraska - 3.1%
  2,560,000 American Pub. Energy Agcy. NE Gas Supply RB, NE Pub.
             Gas Agcy. Proj., Ser. A,
             4.375%, 6/1/2010, (AMBAC)..........................      2,378,803
  1,000,000 Nebraska Pub. Gas Agcy. Supply RB, Ser. A,
             5.00%, 4/1/2000....................................      1,004,160
                                                                   ------------
                                                                      3,382,963
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Nevada - 2.1%
 $2,000,000 Clark Cnty., NV
             IDRB, NV Pwr. Co. Proj., Ser. B,
             5.90%, 10/1/2030...................................   $  1,881,240
    395,000 Henderson, NV
             Local Impt. Dist. RB, No. T4, Ser. A,
             8.50%, 11/1/2012...................................        408,146
                                                                   ------------
                                                                      2,289,386
                                                                   ------------
            New Hampshire - 0.8%
    890,000 New Hampshire Higher Edl. & Fac. RB, Daniel Webster
             College Issue, 6.10%, 7/1/2009.....................        868,186
                                                                   ------------
            New Jersey - 2.7%
            New Jersey EDA RB:
  1,000,000 Arbor Glen Proj., Ser. A, 6.00%, 5/15/2028..........        939,020
  1,000,000 Continental Airlines, Inc. Proj., 6.25%, 9/15/2019..        979,880
  1,040,000 Ocean Cnty., NJ
             Util. Auth. Wst. Wtr. RB, Ser. A,
             4.00%, 1/1/2008....................................        969,072
                                                                   ------------
                                                                      2,887,972
                                                                   ------------
            New Mexico - 1.5%
  1,750,000 New Mexico Edl. Assistance Foundation RB, Ser. C1,
             (Gtd. Student Loans)
             5.50%, 11/1/2010 ..................................      1,657,040
                                                                   ------------
            New York - 7.8%
    455,000 Clifton Springs, NY
             Hosp. & Clinic RB, Refunding,
             8.00%, 1/1/2020....................................        495,277
  1,000,000 Metro Trans. Auth. NY Svcs. RB, Transport Facs.
             Proj., Ser. 7, 4.75%, 7/1/2019.....................        858,510
  2,005,000 Nassau Cnty., New York GO, General Impt., Ser. B,
             5.25%, 6/1/2015....................................      1,940,419
            New York City, NY GO:
     60,000 Prerefunded, Ser. H, 7.20%, 2/1/2013................         64,644
  1,500,000 Ser. L,
            5.625%, 8/1/2007....................................      1,562,925
    120,000 Unrefunded Balance, Ser. H, 7.20%, 2/1/2013.........        127,613
  1,000,000 New York Dormitory Auth. RB, Secd. Hosp. Wyckoff
             Hts. Proj., 5.20%, 2/15/2014.......................        949,460
  1,000,000 New York Mtge. Agcy. RB, Ser. 69, 5.50%, 10/1/2028..        940,800
  1,500,000 Port Auth. NY & NJ RB 5.875%, 9/15/2015, (FGIC).....      1,522,335
                                                                   ------------
                                                                      8,461,983
                                                                   ------------
            North Carolina - 2.2%
  1,000,000 North Carolina, Eastern Muni. Pwr. Agcy., Pwr. Sys
             RB, Ser. A, 5.70%, 1/1/2013, (MBIA)................      1,020,770

                                   EVERGREEN
                             Municipal Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            North Carolina - continued
            Sampson Area Dev. Corp. NC RB: 4.70%, 6/1/2014,
 $1,000,000  (MBIA).............................................   $    904,250
    500,000 4.75%, 6/1/2024, (MBIA).............................        422,310
                                                                   ------------
                                                                      2,347,330
                                                                   ------------
            North Dakota - 0.9%
  1,000,000 Devils Lake, ND
             Hlth. Care Facs. RB, Refunding & Impt. Lake Region
             Lutheran Proj.,
             6.10%, 10/1/2023...................................        924,390
                                                                   ------------
            Ohio - 1.9%
  1,000,000 Cuyahoga Cnty., OH
             Hlth. Care Facs. RB, Refunding Benjamin Rose
             Institute Proj.,
             5.50%, 12/1/2028...................................        882,880
  1,260,000 Toledo Lucas Cnty., OH
             Port Auth. RB, Northwest OH Bond Fund Superior,
             5.40%, 5/15/2019...................................      1,154,437
                                                                   ------------
                                                                      2,037,317
                                                                   ------------
            Oklahoma - 0.5%
    540,000 Oklahoma City, OK
             Indl. & Cultural Facs. RB, Trigen Proj.,
             6.75%, 9/15/2017...................................        541,080
                                                                   ------------
            Oregon - 2.2%
  1,000,000 Klamath Falls, OR
             Elec. RB, Refunding Sr. Lien Klamath Cogen Proj.,
             6.00%, 1/1/2025....................................        946,550
  1,550,000 Multnomah Cnty., OR,
             COP, Ser. A,
             4.125%, 8/1/2007...................................      1,471,663
                                                                   ------------
                                                                      2,418,213
                                                                   ------------
            Pennsylvania - 1.9%
  1,000,000 Pennsylvania EDA Solid Wst. Disposal RB, USG Corp.
             Proj., 6.00%, 6/1/2031.............................        962,940
  1,075,000 Philadelphia, PA
             Hosp. & Higher Edl. Facs. RB, Temple Univ. Proj.,
             6.50%, 11/15/2008..................................      1,101,606
                                                                   ------------
                                                                      2,064,546
                                                                   ------------
            Rhode Island - 0.3%
    286,000 West Warwick, RI
             GO, Ser. A,
             7.30%, 7/15/2008...................................        308,874
                                                                   ------------
            South Dakota - 0.9%
  1,000,000 South Dakota Hsg. Dev. Auth. RB, Refunding
             Homeownership Mtge., Ser. G,
             5.95%, 5/1/2020....................................        996,420
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Tennessee - 1.5%
 $1,500,000 Memphis Shelby Cnty., TN
             Arpt. Auth. RB, Federal Express Corp. Proj.,
             7.875%, 9/1/2009...................................   $  1,612,035
                                                                   ------------
            Texas - 12.6%
  1,000,000 Abilene, TX
             Hlth. Facs. Dev. RB, Sears Methodist Retirement
             Proj.,
             5.90%, 11/15/2025..................................        922,630
  2,000,000 Alliance Arpt. Auth., Inc., TX
             Spl. Facs. RB, Federal Express Corp. Proj.,
             6.375%, 4/1/2021...................................      2,017,560
  2,000,000 Brazos River Auth., TX
             RB, Refunding Houston Inds. Proj.,
             4.90%, 10/1/2015, (MBIA)...........................      1,837,500
    416,000 Brazos, TX
             Higher Ed. Auth. Inc. RB,
             Sub. Ser. C2,
             (Gtd. Student Loans)
             7.10%, 11/1/2004...................................        435,178
  1,000,000 Dallas Fort Worth, TX
             Int'l. Arpt. Fac. RB, American Airlines, Inc.
             Proj.,
             7.25%, 11/1/2030...................................      1,065,140
  2,000,000 Fort Worth, TX
             Higher Ed. Fin. Corp. RB, TX Christian Proj.,
             5.00%, 3/15/2027, (AMBAC)..........................      1,749,360
  1,000,000 Houston, TX
             Wtr. & Swr. Sys. RB, Jr. Lien, Ser. A,
             6.20%, 12/1/2025, (MBIA)...........................      1,083,180
  1,000,000 Lufkin, TX
             Hlth. Facs. Dev. Corp. RB, Mem. Hlth. Sys. of East
             TX, 5.70%, 2/15/2028...............................        910,070
            Matagorda Cnty., TX
             Navigation Dist. No. 1 RB:
  2,000,000 Houston Lighting Pwr. Co., 5.125%, 11/1/2028,
            (AMBAC).............................................      1,788,200
  1,000,000 Reliant Energy Proj., 5.95%, 5/1/2030...............        943,500
  1,000,000 Texas GO, Veterans Hsg. Assistance Program Fund,
             Ser. A, 5.65%, 12/1/2017...........................        978,820
                                                                   ------------
                                                                     13,731,138
                                                                   ------------
            Utah - 1.6%
    230,000 Bountiful, UT
             Hosp. RB, South Davis Community Hosp.,
             9.50%, 12/15/2018..................................        274,899
            Utah HFA SFHRB:
    425,000 Ser. A,
            7.20%, 1/1/2027, (FHA)..............................        439,675
  1,000,000 Sub. Ser. C2, Cl. II,
            5.75%, 7/1/2021, (FHA)..............................        978,060
                                                                   ------------
                                                                      1,692,634
                                                                   ------------

                                   EVERGREEN
                             Municipal Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Vermont - 1.4%
 $1,500,000 Vermont EDA RB, Wake Robin Corp. Proj., Ser. A,
             6.30%, 3/1/2033, (ACA).............................   $  1,495,740
                                                                   ------------
            Virginia - 0.8%
    800,000 Metropolitan Washington DC Arpt. Auth. RB, Ser. A,
             6.625%, 10/1/2019, (MBIA)..........................        846,272
                                                                   ------------
            Washington - 0.9%
  1,000,000 Washington HFA SFHRB, Ser. 4A, 5.40%, 12/1/2024,
             (GNMA/FNMA)........................................        938,530
                                                                   ------------
            West Virginia - 2.0%
  2,000,000 Harrison Cnty., WV
             Solid Wst. Disposal RB, West PA Pwr. Co. Proj.,
             6.75%, 8/1/2024, (AMBAC)...........................      2,141,380
                                                                   ------------
            Wisconsin - 3.5%
  1,500,000 Wisconsin Hlth. & Edl. Facs. RB, Franciscan Sisters
             Christian Proj., 5.50%, 2/15/2028..................      1,318,965
  2,500,000 Wisconsin Hsg. & EDA RB, Ser. G, 5.75%, 4/1/2030....      2,423,175
                                                                   ------------
                                                                      3,742,140
                                                                   ------------
            Total Municipal Obligations (cost $109,254,300).....    107,682,840
                                                                   ------------

   Shares                                                              Value

 SHORT-TERM INVESTMENTS - 1.1%
            Mutual Fund Shares - 0.2%
    232,586 Federated Municipal Obligation Fund..................   $    232,586
                                                                    ------------
 Principal
   Amount                                                              Value
            Alabama - 0.9%
 $1,000,000 Stevenson, AL
             IDRB, The Mead Corp. Proj.,
             4.00%, 10/1/1999,
             (LOC: Toronto Dominion Bank)........................      1,000,000
                                                                    ------------
            Total Short-Term Investments
             (cost $1,232,586)...................................      1,232,586
                                                                    ------------

            Total Investments -
             (cost $110,486,886).........................   100.3%  108,915,426
            Other Assets and
             Liabilities - net...........................    (0.3)     (312,141)
                                                            -----  ------------
            Net Assets...................................   100.0% $108,603,285
                                                            =====  ============

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce risk associated with such economic developments, at September 30, 1999, 46.7% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. At September 30, 1999, the Fund had securities backed by bond insurance of the following financial institutions representing more than 5% of net assets:

FGIC 13.2%
AMBAC 11.8%
MBIA 9.3%

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.
(b) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.

Summary of Abbreviations:
ACA  American Capital Access
AMBAC American Municipal Bond Assurance Corporation
CDA  Community Development Authority
COP  Certificates of Participation
EDA  Environmental Development Authority
FGIC Financial Guaranty Insurance Corporation
FHA  Federal Housing Authority
FNMA Federal National Mortgage Association
FSA  Financial Security Assurance Corporation
GNMA Government National Mortgage Association
GO   General Obligation
HFA  Housing Finance Authority
IDA  Industrial Development Authority
IDRB Industrial Development Revenue Bond
LOC  Letter of Credit
MBIA Municipal Bond Investors Assurance Corporation
PCRB Pollution Control Revenue Bond
RB   Revenue Bond
SFHRB Single Family Housing Revenue Bond

 FUTURES CONTRACTS - SHORT POSITIONS

                                       Initial Contract      Value at      Unrealized
  Expiration     Number of Contracts        Amount      September 30, 1999    Gain
 ------------------------------------------------------------------------------------
  December
   1999        48 Municipal Bond Index    $5,407,497        $5,389,500      $17,997

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Quality Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                           Value

 ASSET-BACKED SECURITIES - 13.9%
             Advanta Mtge. Loan Trust:
  $  811,090 Ser. 1993-3, Class A-5,
             5.55%, 1/25/2025.................................   $    782,925
     563,144 Ser. 1993-4, Class A-2,
             5.55%, 3/25/2010.................................        553,540
     678,826 AFG Receivables Trust,
              7.00%, 2/15/2003................................        679,868
   2,535,000 Capital One Master Trust,
              5.43%, 1/15/2007................................      2,441,395
   6,500,000 CS First Boston Mtge. Secs. Corp., Ser. 1996-2,
              Class A-6,
              7.18%, 2/25/2018................................      6,476,567
   3,005,000 Discover Card Master Trust I,
              Ser. 1998-7, Class A,
              5.60%, 5/16/2006................................      2,894,191
             Equifax Credit Corp. Home Equity Loan Trust:
   1,026,838 Ser. 1994-1, Class B,
             5.75%, 3/15/2009.................................      1,010,536
   2,370,000 Ser. 1998-2, Class A-F,
             6.159%, 4/15/2008................................      2,300,097
     225,470 Fifth Third Bank Auto Grantor Trust,
              6.20%, 9/15/2001................................        225,715
   2,700,000 First USA Credit Card Master Trust,
              5.28%, 9/18/2006................................      2,571,467
   3,900,000 Green Tree Fin. Corp.,
              Ser. 1999-A, Class A-5,
              6.13%, 2/15/2019................................      3,791,560
   4,000,000 JCP Master Credit Card Trust,
              5.50%, 6/15/2007................................      3,849,820
     416,074 Old Stone Credit Corp. Home Equity Loan Trust,
              Ser. 1993-1, Class B-1,
              6.00%, 3/15/2008................................        416,043
                                                                 ------------
             Total Asset-Backed Securities
              (cost $28,702,767)..............................     27,993,724
                                                                 ------------
 CORPORATE BONDS - 28.2%
             Airlines - 1.0%
   2,000,000 Northwest Airlines,
              Ser. 1999-2, Class B,
              7.95%, 3/1/2015.................................      1,985,295
                                                                 ------------
             Automotive Equipment & Manufacturing - 1.5%
   3,000,000 Daimler Chrysler AG,
              Guaranteed Note,
              6.90%, 9/1/2004 (c).............................      3,014,229
                                                                 ------------
             Cable/Other Video Distribution - 1.7%
   1,400,000 Century Communications Corp.,
              Sr. Note,
              9.50%, 8/15/2000................................      1,407,000
     750,000 CSC Holdings, Inc.,
              Sr. Sub. Note,
              9.875%, 5/15/2006 (c)...........................        785,625
   1,100,000 Rogers Cablesystems Ltd.,
              Sr. Secd. Note, Ser. B,
              10.00%, 3/15/2005...............................      1,182,500
                                                                 ------------
                                                                    3,375,125
                                                                 ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Chemical & Agricultural
              Products - 0.3%
  $  550,000 Lyondell Chemical Co.,
              Sr. Secd. Note, Ser. B,
              9.875%, 5/1/2007..................................   $    547,938
                                                                   ------------
             Consumer Products & Services - 0.5%
   1,000,000 Playtex Prods. Inc.,
              Sr. Note, Ser. B,
              8.875%, 7/15/2004 (c).............................      1,007,500
                                                                   ------------
             Communication Systems &
              Services - 8.0%
     625,000 Adelphia Communications Corp.,
              Sr. Note,
              9.875%, 3/1/2005..................................        639,062
   1,200,000 Chancellor Media Corp.,
              Sr. Sub. Note,
              9.00%, 10/1/2008..................................      1,221,000
   1,200,000 Charter Communications Holdings,
              Sr. Note,
              8.625%, 4/1/2009 (a)..............................      1,140,000
     430,000 Intermedia Communications, Inc.,
              Sr. Note,
              8.60%, 6/1/2008...................................        370,875
     750,000 JCAC Inc., Sr. Sub. Note,
              10.125%, 6/15/2006................................        806,250
   3,000,000 Lucent Technologies, Inc., Deb.,
              6.45%, 3/15/2029..................................      2,704,530
   1,400,000 McLeod USA, Inc., Sr. Note,
              9.25%, 7/15/2007..................................      1,407,000
   1,120,000 Metromedia Fiber Network Inc.,
              Sr. Note,
              10.00%, 11/15/2008................................      1,086,400
     420,000 Microcell Telecommunications, Inc., Sr. Disc. Note,
              Ser. B,
              14.00%, 6/1/2006..................................        352,800
     750,000 Nextel Communications, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 10.97%),
              0.00%, 9/15/2007 (c)(e) ..........................        558,750
   1,250,000 Rogers Cantel, Inc.,
              Sr. Sub. Note,
              8.80%, 10/1/2007..................................      1,281,250
             Sprint Capital Corp.:
   2,000,000 Note,
             6.90%, 5/1/2019....................................      1,862,592
   3,000,000 Note (c),
             6.125%, 11/15/2008.................................      2,787,900
                                                                   ------------
                                                                     16,218,409
                                                                   ------------
             Electronic Equipment &
              Services - 0.4%
     800,000 Amkor Technologies, Inc.,
              Sr. Note,
              9.25%, 5/1/2006 (a)...............................        798,000
                                                                   ------------
             Finance & Insurance - 5.1%
   3,000,000 CIT Group, Inc.,
              5.91%, 11/23/2005.................................      2,819,655
   2,200,000 Goldman Sachs Group, Inc., Note,
              6.65%, 5/15/2009..................................      2,095,604

                                   EVERGREEN
                              Quality Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
  $1,300,000 Household Fin. Corp., Note,
              6.40%, 6/17/2008 (c)..............................   $  1,222,278
   2,000,000 Principal Finl. Group Australia, Guaranteed Sr.
              Note,
              8.20%, 8/15/2009 (a)..............................      2,021,394
   2,000,000 Salomon, Inc., Note,
              7.30%, 5/15/2002..................................      2,039,824
                                                                   ------------
                                                                     10,198,755
                                                                   ------------
             Food & Beverage Products - 1.6%
   1,250,000 Canandaigua Brands Inc.,
              Sr. Note,
              8.625%, 8/1/2006..................................      1,231,250
   2,000,000 Kroger Co., Sr. Note,
              7.25%, 6/1/2009 (a)...............................      1,956,748
                                                                   ------------
                                                                      3,187,998
                                                                   ------------
             Gaming - 0.6%
     600,000 Casino Magic Louisiana Corp.,
              Mtge. Note, Ser. B,
              13.00%, 8/15/2003.................................        679,500
     500,000 Isle Capri Casinos, Inc.,
              Sr. Sub. Note,
              8.75%, 4/15/2009..................................        461,250
                                                                   ------------
                                                                      1,140,750
                                                                   ------------
             Information Services &
              Technology - 1.0%
   2,000,000 Sun Microsystems, Inc.,
              Sr. Note,
             7.65%, 8/15/2009 (c)...............................      2,030,640
                                                                   ------------
             Leisure & Tourism - 0.2%
     480,000 Cinemark USA, Inc.,
              Sr. Sub. Note, Ser. D,
              9.625%, 8/1/2008..................................        415,200
                                                                   ------------
             Oil/Energy - 4.4%
   3,000,000 Alabama Power Co.,
              Sr. Warrants,
              7.125%, 8/15/2004.................................      3,024,408
     900,000 CMS Energy Corp., Sr. Note,
              6.75%, 1/15/2004..................................        846,373
   4,000,000 Enron Corp.,
              6.725%, 11/17/2008................................      3,823,152
     250,000 Eott Energy Partners LP,
              Sr. Note,
              11.00%, 10/1/2009.................................        252,500
     500,000 Ocean Energy, Inc.,
              Sr. Sub. Note, Ser. B,
              8.375%, 7/1/2008 (c)..............................        485,000
     550,000 Pride Petroleum Svcs., Inc.,
              Sr. Note,
              9.375%, 5/1/2007..................................        555,500
                                                                   ------------
                                                                      8,986,933
                                                                   ------------
             Retailing & Wholesale - 1.9%
   1,145,000 Randall's Food Mkts. Inc.,
              Sr. Sub. Note, Ser. B,
              9.375%, 7/1/2007..................................      1,253,775

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Retailing & Wholesale - continued
  $2,500,000 Wal-Mart Stores, Inc., Note,
              6.875%, 8/10/2009..................................   $  2,508,702
                                                                    ------------
                                                                       3,762,477
                                                                    ------------
             Total Corporate Bonds
              (cost $57,893,906).................................     56,669,249
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 19.2%
             Bank America Mtge. Secs., Inc.:
   2,040,281 Ser. 1999-3, Sub. Class B-1,
             6.25%, 5/25/2014....................................      1,906,326
     952,787 Ser. 1999-3, Sub. Class B-2,
             6.25%, 5/25/2014....................................        876,752
   1,046,915 Ser. 1998-3,
             6.50%, 7/25/2013....................................      1,000,225
   2,744,935 Chase Mtge. Fin. Trust,
              Ser. 1993-L, Class 2-M,
              7.00%, 10/25/2024..................................      2,679,509
             General Electric Capital Mtge. Svcs., Inc.:
   1,706,169 Ser. 1993-18, Class B-1,
             6.00%, 2/25/2009....................................      1,644,448
   4,750,000 Ser. 1999-H, Class A-7,
             6.265%, 4/25/2029...................................      4,525,539
   1,098,789 Ser. 1998-11, Class 3-M,
             6.50%, 6/25/2013....................................      1,052,711
     700,375 Ser. 1998-1, Class M,
             6.75%, 1/25/2013....................................        681,329
   1,207,359 Key Auto Fin. Trust,
              Ser. 1997-2, Class A-4,
              6.15%, 10/15/2001..................................      1,209,430
             Nationsbanc Montgomery Funding:
   2,999,261 Ser. 1998-5, Class B,
             6.00%, 11/25/2013...................................      2,757,809
   2,569,864 Ser. 1998-4,
             6.25%, 10/25/2028...................................      2,251,722
             Norwest Asset Secs. Corp.:
   6,062,113 Ser. 1998-22,
             6.25%, 9/25/2028....................................      5,528,789
   1,659,002 Class M,
             7.00%, 9/25/2011....................................      1,642,454
             Prudential Home Mtge. Security:
   1,119,935 Ser. 1996-4, Class B-1,
             6.50%, 4/25/2026....................................      1,053,643
   3,633,761 Ser. 1995-7, Class M,
             7.00%, 11/25/2025...................................      3,549,068
   1,434,674 Ser. 1995-5, Class B-1,
             7.25%, 9/25/2025 (a)................................      1,408,590
   2,529,809 Ser. 1995-5, Class M,
             7.25%, 9/25/2025....................................      2,487,649
   2,500,000 Saxon Asset Securities Trust,
              Ser. 1999-2, Class A-6,
              6.415%, 3/25/2014..................................      2,378,556
                                                                    ------------

             Total Collateralized Mortgage Obligations
              (cost $39,947,831).................................     38,634,549
                                                                    ------------

                                   EVERGREEN
                              Quality Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 38.1%
             U.S. Government Agency Obligations - 38.1%
             Federal Home Loan Mortgage Corp:
 $ 6,493,261 6.00%, 3/15/2009....................................   $  6,088,334
   8,633,540 6.50%, 11/15/2008 - 7/25/2018.......................      8,308,902
             Federal National Mortgage Assoc:
   3,197,380 6.00%, 12/1/2013 (f)................................      3,058,134
   7,942,826 6.50%, 9/25/2008 - 5/18/2028........................      7,745,928
  29,955,673 7.00%, 9/1/2014 - 8/1/2029 (g)......................     29,609,860
   9,000,000 7.50%, 12/1/2099 (h)................................      9,135,000
             Government National Mortgage Assoc:
   2,060,805 6.00%, 3/15/2029....................................      1,913,478
   1,885,879 6.125%, 12/15/2001..................................      1,913,564
   1,245,632 6.50%, 7/15/2014....................................      1,224,083
     542,800 6.875%, 4/20/2022...................................        551,409
   7,274,876 7.00%, 12/15/2008 - 12/15/2028......................      7,192,572
                                                                    ------------
             Total U.S. Government & Agency Obligations
              (cost $77,341,765).................................     76,741,264
                                                                    ------------

   Shares                                                              Value

 PREFERRED STOCK - 1.8%
   4,350,000 Home Ownership Funding
              (cost $3,796,225)..................................      3,593,126
                                                                    ------------
  Principal
   Amount                                                              Value

 RESIDUAL INTERESTS (a) - 3.5%
             Capital Mtge. Funding I, Inc.:
 $    11,874 1999-1, 10/20/2022..................................        338,453
      12,907 1999-2, 10/20/2023..................................        343,937
      13,438 1999-3, 12/20/2027..................................        352,052
      20,896 1999-6, 11/20/2022..................................        369,365
             General Mtge. Securities II, Inc.:
       5,752 1995-1, 1997, 6/25/2020.............................        241,249
       3,300 1995-4, 1998, 6/25/2023.............................        273,932
       8,024 1997-4, 1998, 5/20/2022.............................        367,229
      14,717 1997-5, 7/20/2023...................................        549,505
      18,228 1998-1, 10/20/2024..................................        492,135
      23,724 1998-2, 10/20/2024..................................        370,974
      24,990 1998-5, 9/20/2021...................................        551,414
      35,016 1999-1, 8/20/2024...................................        525,467

  Principal
   Amount                                                             Value

 RESIDUAL INTERESTS (a) - continued
             National Mtge. Funding I, Inc.:
 $    23,324 1999-2, 1/20/2022..................................   $    375,412
      10,899 1998-3, 1/20/2023..................................        394,399
      44,156 1998-4, 5/20/2023..................................        516,789
      25,580 1998-6, 7/20/2022..................................        541,606
      24,266 1998-8, 5/20/2024..................................        411,412
                                                                   ------------
             Total Residual Interests
              (cost $8,465,563).................................      7,015,330
                                                                   ------------
 YANKEE OBLIGATIONS - 2.5%
             Communication Systems & Services - 0.2%
     550,000 Clearnet Communications, Inc.,
              Sr. Disc. Note, Step Bond,
              (Eff. Yield 13.54%),
              0.00%, 12/15/2005 (e).............................        521,125
                                                                   ------------
             Finance & Insurance - 2.3%
   2,525,000 Ford Capital BV,
              9.875%, 5/15/2002.................................      2,719,821
   2,000,000 Rothmans Nederland Holdings BV,
              6.875%, 5/6/2008..................................      1,879,702
                                                                   ------------
                                                                      4,599,523
                                                                   ------------
             Total Yankee Obligations
              (cost $5,191,051).................................      5,120,648
                                                                   ------------

   Shares                                                             Value

 SHORT-TERM INVESTMENTS - 4.6%
             Mutual Fund Shares - 2.8%
   5,605,710 Navigator Prime Portfolio (d)......................      5,605,710
                                                                   ------------
  Principal
   Amount                                                             Value

             Repurchase Agreement - 1.8%
 $ 3,601,471 State Street Bank & Trust Co.,
              5.28%, purchased 9/30/1999, maturing 10/01/1999,
              maturity value $3,601,999 (cost $3,601,471) (b)...      3,601,471
                                                                   ------------
             Total Short-Term Investments
              (cost $9,207,181).................................      9,207,181
                                                                   ------------

             Total Investments -
              (cost $230,546,289)........................   111.8%  224,975,071
             Other Assets and Liabilities - net..........   (11.8)  (23,777,255)
                                                            -----  ------------
             Net Assets -................................   100.0% $201,197,816
                                                            =====  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.
(b) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(c) All or a portion of this security is currently on loan.
(d) Represents investment in cash collateral received for securities on loan.
(e) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(f) All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open future contracts.
(g) All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreement.
(h) Security acquired under mortgage dollar roll agreement.

FUTURES CONTRACTS-SHORT POSITIONS

               Number of     Initial Contract      Value at            Net
Expiration     Contracts          Amount      September 30, 1999 Unrealized Loss
--------------------------------------------------------------------------------
December
 1999       22  5 Yr. T-Note    $2,375,875        $2,386,312        ($10,437)
December
 1999       32  2 Yr. T-Note     6,619,500         6,641,000         (21,500)
                                                                    --------
                                                                    ($31,937)
                                                                    ========

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Short-Duration Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                               Value

 ASSET-BACKED SECURITIES - 19.5%
 $   516,192 Advanta Home Equity Loan Trust,
              Ser. 1993-2, Class A-2,
              6.15%, 10/25/2009...................................   $    507,729
             Advanta Mtge. Loan Trust,
              Ser. 1993-3, Class A-3:
     267,486 4.75%, 11/25/2009....................................        265,053
     225,352 5.55%, 3/25/2010.....................................        221,509
     169,191 AFC Mtge. Loan Trust,
              6.60%, 2/25/2027....................................        168,647
             AFG Receivables Trust:
     139,793 Ser. 1996-B, Class B,
             7.05%, 4/15/2001 (a).................................        139,928
     729,089 Ser. 1997-A, Class A,
             6.35%, 10/15/2002....................................        729,239
      67,883 Ser. 1997-B, Class A,
             6.20%, 2/15/2003.....................................         67,752
     509,120 Ser. 1997-B, Class C,
             7.00%, 2/15/2003 (a).................................        509,901
   2,000,000 Capital One Master Trust,
              Ser. 1998-4, Class A,
              5.43%, 1/15/2007....................................      1,926,150
   4,000,000 CS First Boston Mtge. Secs. Corp., Ser. 1996-2, Class
              A-6,
              7.18%, 2/25/2018....................................      3,985,580
   2,000,000 Discover Card Master Trust I,
              Ser. 1998-7, Class A,
              5.60%, 5/16/2006....................................      1,926,250
             Equifax Credit Corp. Home Equity Loan Trust:
     326,465 Ser. 1994-1, Class B,
             5.75%, 3/15/2009.....................................        321,283
   3,006,750 Ser. 1998-2, Class A-6F,
             6.159%, 4/15/2008....................................      2,918,066
   1,225,000 Ser. 1999-2, Class A-6F,
             6.685%, 2/25/2010....................................      1,192,727
     112,851 Fifth Third Bank Auto Grantor Trust, Ser. 1996,
              6.20%, 9/15/2001....................................        112,973
   3,575,000 JCP Master Credit Card Trust,
              Ser. E, Class A,
              5.50%, 6/15/2007....................................      3,440,776
   3,000,000 MMCA Auto Owner Trust,
              Ser. 1999-1, Class A-3,
              5.50%, 7/15/2005....................................      2,976,555
     187,239 Old Stone Credit Corp. Home Equity Loan Trust, Ser.
              1993-2, Class B-1,
              6.20%, 6/15/2008....................................        185,793
             Olympic Automobile Receivables Trust:
     244,209 Ser. 1994-B, Class A2,
             6.85%, 6/15/2001.....................................        244,469
     407,684 Ser. 1995-B, Class A2,
             7.35%, 10/15/2001....................................        408,203
   4,000,000 The Money Store Home Equity Loan Trust, Ser. 1994-A,
              Class A-4,
              6.275%, 12/15/2022..................................      3,955,940
             Union Acceptance Corp. Auto Trust:
     434,228 Ser. 1996-B, Class A,
             6.45%, 7/9/2003......................................        435,225
     430,000 Ser. 1997-A,
             6.48%, 5/10/2004.....................................        429,129

  Principal
   Amount                                                            Value

 ASSET-BACKED SECURITIES - continued
             Union Acceptance Corp. Auto Trust -continued
 $ 1,937,251 Ser. 1997-B, Class A-2,
             6.70%, 6/8/2003...................................   $  1,943,964
   2,400,000 Ser. 1998-D,
             5.75%, 6/9/2003...................................      2,388,396
                                                                  ------------
             Total Asset-Backed Securities
              (cost $31,900,826)...............................     31,401,237
                                                                  ------------
 CORPORATE BONDS - 17.8%
             Cable/Other Video Distribution - 1.3%
   1,207,000 Century Communications Corp.,
              Sr. Note,
              9.50%, 8/15/2000.................................      1,213,035
   1,000,000 CMS Energy Corp.,
              Sr. Note,
              6.75%, 1/15/2004.................................        940,415
                                                                  ------------
                                                                     2,153,450
                                                                  ------------
             Chemical & Agricultural
              Products - 0.3%
     550,000 Lyondell Chemical Co.,
              Sr. Secd. Note, Ser. B,
              9.875%, 5/1/2007.................................        547,938
                                                                  ------------
             Communication Systems &
              Services - 2.1%
   1,000,000 Adelphia Communications Corp.,
              Sr. Note,
              7.50%, 1/15/2004.................................        947,500
   1,250,000 JCAC, Inc.,
              Sr. Sub. Note,
              10.125%, 6/15/2006...............................      1,343,750
   1,000,000 Nextel Communications, Inc.,
              Sr. Disc. Note,
              9.75%, 8/15/2004.................................      1,013,750
                                                                  ------------
                                                                     3,305,000
                                                                  ------------
             Consumer Products & Services - 0.6%
   1,000,000 Playtex Prods., Inc.,
              Sr. Note, Ser. B,
              8.875%, 7/15/2004................................      1,007,500
                                                                  ------------
             Diversified Companies - 1.1%
   1,800,000 Tyco Int'l. Group S.A.,
              Note,
              6.875%, 9/5/2002 (a).............................      1,804,597
                                                                  ------------
             Electronic Equipment &
              Services - 0.4%
     600,000 Amkor Technologies, Inc.,
              Sr. Note,
              9.25%, 5/1/2006 (a)..............................        598,500
                                                                  ------------
             Finance & Insurance - 4.6%
   1,000,000 Associates Corp. North America,
              Note,
              7.875%, 9/30/2001................................      1,026,168
     750,000 CSC Holdings, Inc.,
              Sr. Sub. Note,
              9.875%, 5/15/2006................................        785,625
   2,250,000 General Motors Acceptance Corp., Note,
              6.875%, 7/15/2001................................      2,272,700

                                   EVERGREEN
                           Short-Duration Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
            Finance & Insurance - continued
            Salomon, Inc.:
 $1,000,000 Note,
            7.30%, 5/15/2002.....................................   $  1,019,912
  2,250,000 Sr. Note,
            7.25%, 5/1/2001......................................      2,283,372
                                                                    ------------
                                                                       7,387,777
                                                                    ------------
            Gaming - 0.7%
  1,000,000 Casino Magic Louisiana Corp.,
             Mtge.,
             Note, Ser. B,
             13.00%, 8/15/2003...................................      1,132,500
                                                                    ------------
            Information Services &
             Technology - 1.3%
  2,000,000 Sun Microsystems, Inc.,
             Sr. Note,
             7.00%, 8/15/2002....................................      2,013,334
                                                                    ------------
            Leisure & Tourism - 0.5%
    950,000 Cinemark USA, Inc.,
             Sr. Sub. Note, Ser. D,
             9.625%, 8/1/2008....................................        821,750
                                                                    ------------
            Oil/Energy - 1.7%
    200,000 Eott Energy Partners LP,
             Sr. Note,
             11.00%, 10/1/2009...................................        202,000
    550,000 Pride Petroleum Svcs., Inc.,
             Sr. Note,
             9.375%, 5/1/2007....................................        555,500
  2,000,000 PSI Energy Inc.,
             Note,
             6.00%, 12/14/2001...................................      1,955,202
                                                                    ------------
                                                                       2,712,702
                                                                    ------------
            Retailing & Wholesale - 3.2%
    925,000 Randal's Food Mkts., Inc.,
             Sr. Sub. Note, Ser. B,
             9.375%, 7/1/2007....................................      1,012,875
  1,500,000 Shoppers Food Warehouse Corp.,
             Sr. Note,
             9.75%, 6/15/2004....................................      1,612,500
  2,500,000 Wal-Mart Stores, Inc.,
             Note,
             6.15%, 8/10/2001....................................      2,501,307
                                                                    ------------
                                                                       5,126,682
                                                                    ------------
            Total Corporate Bonds
             (cost $29,046,194)..................................     28,611,730
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
            Chase Mtge. Fin. Trust:
    394,404 Ser. 1999-S3, Class B-1,
            6.25%, 3/25/2014.....................................        359,494
  1,239,558 Ser. 1999-S3, Class M,
            6.25%, 3/25/2014.....................................      1,166,517
  6,335,957 Citicorp Mtge. Secs. Inc.,
             Ser. 1992-18, Class A-1,
             6.52%, 11/25/2022...................................      6,466,533
  2,118,833 DLJ Mtge. Acceptance Corp.,
             Ser. 1991-3, Class A-1,
             6.59%, 2/20/2021....................................      2,082,082

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 2,300,000 First USA Credit Card Master Trust, Ser. 1998-9,
              Class A,
              5.28%, 9/18/2006..................................   $  2,190,509
             Glendale Federal Savings Bank:
   4,262,585 Ser. 1990-1, Class A,
             6.49%, 10/25/2029..................................      4,289,284
   2,167,554 Ser. 1990-3, Class A-1,
             6.84%, 3/25/2030...................................      2,143,267
   3,100,000 Green Tree Fin. Corp.,
              Ser. 1999-A, Class A-5,
              6.13%, 2/15/2019..................................      3,013,804
   3,219,624 Key Auto Fin. Trust,
              Ser. 1997-2, Class A-4,
              6.15%, 10/15/2001.................................      3,225,145
   4,329,526 Perpetual Savings Bank, Structured Asset Secs.
              Corp. Trust,
              Ser. 1990-1, Class 1,
              6.97%, 3/1/2020...................................      4,296,297
   2,887,163 Saxon Mtge. Secs. Corp.,
              Ser. 1995-1, Class 1,
              7.15%, 4/25/2025..................................      2,911,406
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $32,366,887)................................     32,144,338
                                                                   ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 40.5%
             U.S. Treasury Notes - 3.5%
             U.S. Treasury Notes:
   5,700,000 5.25%, 5/15/2004...................................      5,571,750
                                                                   ------------
             U.S. Government Agency Obligations - 37.0%
             Federal Home Loan Mortgage
              Corp.:
   9,459,827 6.00%, 6/1/2006....................................      9,195,709
   3,982,142 6.23%, 5/1/2014....................................      4,007,695
   3,178,937 6.50%, 9/1/2006....................................      3,140,853
             Federal National Mortgage
              Assoc.:
  14,584,741 6.00%, 3/1/2014 - 4/1/2014.........................     14,034,313
  10,606,461 7.00%, 9/1/2010 - 8/1/2029.........................     10,543,858
     108,583 10.00%, 6/1/2005...................................        113,776
             Government National Mortgage Assoc.:
   4,283,334 6.00%, 11/15/2013 - 12/15/2013.....................      4,117,954
   5,461,338 6.125%, 10/20/2022 - 12/20/2022....................      5,541,510
   4,521,851 6.375%, 4/20/2022..................................      4,593,568
   3,352,728 6.625%, 7/20/2022 - 9/20/2023......................      3,405,038
     843,487 7.00%, 12/15/2008..................................        845,233
                                                                   ------------
                                                                     59,539,507
                                                                   ------------
             Total U.S. Government & Agency Obligations
              (cost $65,798,318)................................     65,111,257
                                                                   ------------
 RESIDUAL INTERESTS (a) - 1.5%
             General Mtge. Securities II, Inc.:
       2,675 1997-4, 1998, 5/20/2022............................        121,441
      12,152 1998-1, 10/20/2024.................................        328,090
      26,262 1999-1, 8/20/2024..................................        394,100
      17,493 1999-2, 1/20/2022..................................        281,559

                                   EVERGREEN
                           Short-Duration Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                          Value

 RESIDUAL INTERESTS (a) - continued
            National Mtge. Funding I, Inc.:
 $   16,177 1998-8, 5/20/2024................................   $    276,459
     42,076 1999-4, 1/20/2023................................        530,925
     39,423 1999-5, 7/20/2023................................        553,528
                                                                ------------
            Total Residual Interests
             (cost $2,945,585)...............................      2,486,102
                                                                ------------
 YANKEE OBLIGATIONS - 3.3%
            Cable/Other Video Distribution - 1.1%
  1,700,000 Rogers Cablesystems Ltd.,
             Sr. Secd. Note, Ser. B,
             10.00%, 3/15/2005...............................      1,827,500
                                                                ------------
            Communication Systems & Services - 0.5%
    850,000 Clearnet Communications, Inc.,
             Sr. Disc. Note, Step Bond,
             (Eff. Yield 12.13%)
             0.00%, 12/15/2005 (b)...........................        805,375
                                                                ------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
            Finance & Insurance - 1.7%
 $2,525,000 Ford Capital BV,
             Deb.,
             9.875%, 5/15/2002..................................   $  2,719,822
                                                                   ------------
            Total Yankee Obligations
             (cost $5,422,125)..................................      5,352,697
                                                                   ------------
 SHORT-TERM INVESTMENTS - 1.1%
            Repurchase Agreement - 1.1%
  1,804,424 State Street Bank & Trust Co.,
             5.28%, purchased 9/30/1999, maturing 10/1/1999,
             maturity value $1,804,689 (cost $1,804,424) (c)....      1,804,424
                                                                   ------------

             Total Investments -
              (cost $169,284,359).........................   103.7%  166,911,785
             Other Assets and
              Liabilities - net...........................    (3.7)  (5,950,638)
                                                             -----  ------------
             Net Assets...................................   100.0% $160,961,147
                                                             =====  ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid un-der guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
             Equity and Fixed Income Funds (formerly Mentor Funds)
                      Statements of Assets and Liabilities
                               September 30, 1999

                                                         Capital
                               Capital      Capital     Income and
                               Balanced      Growth       Growth       Growth
                                 Fund         Fund         Fund         Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of
  securities...............  $323,004,591 $431,049,857 $230,110,779 $428,068,845
 Repurchase agreements at
  amortized cost...........    41,410,701   43,350,457   23,655,068   40,429,320
 Net unrealized gains or
  losses on securities.....    20,637,115   70,076,312    4,616,564   67,170,567
--------------------------------------------------------------------------------
 Market value of
  securities...............   385,052,407  544,476,626  258,382,411  535,668,732
 Cash......................             0            0          141            0
 Receivable for securities
  sold.....................     4,112,072    6,120,268            0    3,784,568
 Receivable for Fund shares
  sold.....................       745,757      501,769      123,663       50,573
 Dividends and interest
  receivable...............     1,665,792      456,183    1,122,402       61,784
 Deferred organization
  expenses.................             0            0            0            0
 Prepaid expenses and other
  assets...................        64,760       34,737       22,947       43,740
--------------------------------------------------------------------------------
 Total assets..............   391,640,788  551,589,583  259,651,564  539,609,397
--------------------------------------------------------------------------------
Liabilities
 Distributions payable.....             0            0            0            0
 Payable for securities
  purchased................    10,498,619    7,373,854            0    2,008,587
 Payable for Fund shares
  redeemed.................       837,292    1,554,611      854,746    1,347,897
 Deferred mortgage dollar
  roll income payable......             0            0            0            0
 Payable for reverse
  repurchase agreements....             0            0            0            0
 Payable for securities on
  loan.....................    22,733,449    3,687,316   13,385,847   74,111,928
 Payable for mortgage
  dollar roll..............             0            0            0            0
 Payable for daily
  variation margin on open
  futures contracts........        42,688            0            0            0
 Due to custodian bank.....             0            0            0            0
 Accrued expenses and other
  liabilities..............           328        1,184        1,122        1,262
--------------------------------------------------------------------------------
 Total liabilities.........    34,112,376   12,616,965   14,241,715   77,469,674
--------------------------------------------------------------------------------
Net assets.................  $357,528,412 $538,972,618 $245,409,849 $462,139,723
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...........  $330,560,987 $465,630,652 $223,798,393 $374,305,296
 Undistributed
  (overdistributed) net
  investment income or
  loss.....................        20,038            0            0            0
 Accumulated net realized
  gains or losses on
  securities and
  futures contracts........     6,386,741    3,265,654   16,994,892   20,663,819
 Net unrealized gains on
  securities and futures
  contracts................    20,560,646   70,076,312    4,616,564   67,170,608
--------------------------------------------------------------------------------
Total net assets...........  $357,528,412 $538,972,618 $245,409,849 $462,139,723
--------------------------------------------------------------------------------
Net assets consists of
 Class A...................  $138,686,469 $285,690,223 $108,815,447 $ 92,228,603
 Class B...................   218,816,199  253,281,072  136,593,245  334,484,299
 Class Y...................        25,744        1,323        1,157   35,426,821
--------------------------------------------------------------------------------
Total net assets...........  $357,528,412 $538,972,618 $245,409,849 $462,139,723
--------------------------------------------------------------------------------
Shares outstanding
 Class A...................     9,151,723   11,718,143    5,568,885    5,768,901
 Class B...................    14,469,304   11,024,546    6,999,329   21,737,662
 Class Y...................         1,703           54           58    2,207,033
--------------------------------------------------------------------------------
Net asset value per share
 Class A...................  $      15.15 $      24.38 $      19.54 $      15.99
--------------------------------------------------------------------------------
 Class A--Offering price
  based on sales charge....  $      16.07 $      25.87 $      20.73 $      16.97
--------------------------------------------------------------------------------
 Class B...................  $      15.12 $      22.97 $      19.52 $      15.39
--------------------------------------------------------------------------------
 Class Y...................  $      15.12 $      24.50 $      19.95 $      16.05
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
             Equity and Fixed Income Funds (formerly Mentor Funds)
                      Statements of Assets and Liabilities
                               September 30, 1999

                              High       Municipal      Quality     Short-Duration
                             Income        Income        Income         Income
                              Fund          Fund          Fund           Fund
----------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $234,635,242  $110,486,886  $226,944,818   $167,479,935
 Repurchase agreements
  at amortized cost.....    28,330,545             0     3,601,471      1,804,424
 Net unrealized gains on
  securities............   (11,216,837)   (1,571,460)   (5,571,218)    (2,372,574)
----------------------------------------------------------------------------------
 Market value of
  securities............   251,748,950   108,915,426   224,975,071    166,911,785
 Cash...................             0         1,343           907              0
 Receivable for
  securities sold.......        32,750     2,436,887       623,513         34,224
 Receivable for Fund
  shares sold...........       575,246        27,841       397,241        130,873
 Dividends and interest
  receivable............     6,119,271     1,894,329     2,322,327      1,593,692
 Deferred organization
  expenses..............        13,037             0             0          9,259
 Prepaid expenses and
  other assets..........       136,818        62,369       162,752         49,148
----------------------------------------------------------------------------------
  Total assets..........   258,626,072   113,338,195   228,481,811    168,728,981
----------------------------------------------------------------------------------
Liabilities
 Distributions payable..     2,010,036       386,040       972,239        746,321
 Payable for securities
  purchased.............     2,400,000     3,967,581       958,524        200,000
 Payable for Fund shares
  redeemed..............       463,584       348,885       583,483        205,558
 Deferred mortgage
  dollar roll income
  payable...............             0             0        12,220              0
 Payable for reverse
  repurchase
  agreements............             0             0    10,003,028      6,564,948
 Payable for securities
  on loan...............             0             0     5,605,710              0
 Payable for mortgage
  dollar roll...........             0             0     9,129,375              0
 Payable for daily
  variation margin on
  open futures
  contracts.............             0        25,500        16,406              0
 Due to custodian bank..           213             0             0            326
 Accrued expenses and
  other liabilities.....         8,493         6,904         3,010         50,681
----------------------------------------------------------------------------------
  Total liabilities.....     4,882,326     4,734,910    27,283,995      7,767,834
----------------------------------------------------------------------------------
Net assets..............  $253,743,746  $108,603,285  $201,197,816   $160,961,147
----------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $280,553,185  $113,070,780  $226,794,868   $166,649,350
 Undistributed
  (overdistributed) net
  investment income or
  loss..................    (2,010,036)     (354,075)     (972,239)      (746,321)
 Accumulated net
  realized gains on
  securities and futures
  contracts.............   (13,582,566)   (2,559,957)  (19,021,658)    (2,569,308)
 Net unrealized gains on
  securities and futures
  contracts.............   (11,216,837)   (1,553,463)   (5,603,155)    (2,372,574)
----------------------------------------------------------------------------------
Total net assets........  $253,743,746  $108,603,285  $201,197,816   $160,961,147
----------------------------------------------------------------------------------
Net assets consists of
 Class A................  $146,179,228  $ 57,456,295  $103,793,931   $116,886,218
 Class B................   107,564,518    51,145,969    97,402,838     44,073,867
 Class Y................             0         1,021         1,047          1,062
----------------------------------------------------------------------------------
Total net assets........  $253,743,746  $108,603,285  $201,197,816   $160,961,147
----------------------------------------------------------------------------------
Shares outstanding
 Class A................    14,200,357     3,896,157     8,351,828      9,580,772
 Class B................    10,448,961     3,472,523     7,837,510      3,609,532
 Class Y................             0            67            80             83
----------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      10.29  $      14.75  $      12.43   $      12.20
----------------------------------------------------------------------------------
 Class A--Offering price
  based on sales
  charge................  $      10.80  $      15.49  $      13.05   $      12.32
----------------------------------------------------------------------------------
 Class B................  $      10.29  $      14.73  $      12.43   $      12.21
----------------------------------------------------------------------------------
 Class Y................            --  $      15.24  $      13.09   $      12.80
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                                                         Capital
                                Capital     Capital    Income and
                               Balanced     Growth       Growth       Growth
                                 Fund        Fund         Fund         Fund
--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign
  withholding taxes of $0,
  $0, $36,407, and $1,261,
  respectively).............  $ 1,573,116 $ 4,715,103  $ 3,243,007  $   529,238
 Securities lending income..      115,962      47,858       88,553      432,703
 Interest...................    8,056,698   1,274,313    7,189,972    2,116,893
--------------------------------------------------------------------------------
Total investment income.....    9,745,776   6,037,274   10,521,532    3,078,834
--------------------------------------------------------------------------------
Expenses
 Advisory fee...............    2,216,232   4,069,089    2,001,452    3,600,834
 Distribution and service
  fees......................    2,221,946   3,159,378    1,807,959    4,057,806
 Administrative services
  fees......................      367,370     650,694      334,638      637,352
 Transfer agent fee.........      435,200     509,095      411,719      845,912
 Trustees' fees and
  expenses..................        5,328      10,562        6,540       16,022
 Printing and postage
  expenses..................      218,701      88,465       36,103      119,726
 Custodian fee..............       82,005     107,413       53,001      109,233
 Registration and filing
  fees......................      181,604      79,323       69,586       17,374
 Professional fees..........       59,665      27,290       12,921       40,815
 Organization expenses......            0           0            0            0
 Other......................       97,274     287,304       46,160       14,064
--------------------------------------------------------------------------------
 Total expenses.............    5,885,325   8,988,613    4,780,079    9,459,138
  Fee waivers...............            0           0            0            0
--------------------------------------------------------------------------------
 Net expenses...............    5,885,325   8,988,613    4,780,079    9,459,138
--------------------------------------------------------------------------------
 Net investment income
  (loss)....................    3,860,451  (2,951,339)   5,741,453   (6,380,304)
--------------------------------------------------------------------------------
Net realized and unrealized
 gains or losses on
 securities and
 futures contracts
 Net realized gains or
  losses on:
 Securities.................    7,191,289   6,966,212   18,940,632   21,528,448
 Futures contracts..........            0           0            0            0
--------------------------------------------------------------------------------
 Net realized gains or
  losses on securities and
  futures contracts.........    7,191,289   6,966,212   18,940,632   21,528,448
--------------------------------------------------------------------------------
 Net change in unrealized
  gains or losses on
  securities and
  futures contracts.........    5,962,995  63,612,291   (6,082,843)  50,477,009
--------------------------------------------------------------------------------
 Net realized and unrealized
  gains or losses on
  securities and
  futures contracts.........   13,154,284  70,578,503   12,857,789   72,005,457
--------------------------------------------------------------------------------
 Net increase in net assets
  resulting from
  operations................  $17,014,735 $67,627,164  $18,599,242  $65,625,153
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                              High       Municipal     Quality     Short-Duration
                             Income       Income        Income         Income
                              Fund         Fund          Fund           Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $0, $0, $0,
  and $0, respective-
  ly)...................  $          0  $         0  $    144,975   $         0
 Securities lending
  income................             0            0        18,603             0
 Interest (a)...........    23,684,944    6,733,358    14,786,226    11,218,934
---------------------------------------------------------------------------------
Total investment
 income.................    23,684,944    6,733,358    14,949,804    11,218,934
---------------------------------------------------------------------------------
Expenses
 Advisory fee...........     1,635,473      729,071     1,258,891       906,876
 Distribution and
  service fees..........     1,078,822      596,230     1,058,124       610,596
 Administrative services
  fees..................       222,888      121,471       209,815       181,548
 Transfer agent fee.....       186,633      115,868       240,192       197,477
 Trustees' fees and
  expenses..............         4,905        2,987         4,330         4,152
 Printing and postage
  expenses..............        38,275       14,170        24,733        18,509
 Custodian fee..........        87,268       33,405        31,164        33,329
 Registration and filing
  fees..................        64,568       70,767       168,883        12,290
 Professional fees......        31,301        9,793        34,915         8,484
 Organization expenses..         4,449            0             0         7,337
 Other..................        16,045        3,607        15,878        13,119
---------------------------------------------------------------------------------
 Total expenses.........     3,370,627    1,697,369     3,046,925     1,993,717
  Fee waivers...........      (308,131)           0      (312,164)     (230,905)
---------------------------------------------------------------------------------
 Net expenses...........     3,062,496    1,697,369     2,734,761     1,762,812
---------------------------------------------------------------------------------
 Net investment income..    20,622,448    5,035,989    12,215,043     9,456,122
---------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts
 Net realized gains or
  losses on:
  Securities............   (13,493,851)  (1,268,792)   (4,581,576)   (2,567,317)
  Futures contracts.....             0      712,881      (307,773)     (106,091)
---------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and futures
  contracts.............   (13,493,851)    (555,911)   (4,889,349)   (2,673,408)
---------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    (1,893,351)  (9,175,621)  (14,077,222)   (4,282,494)
---------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and futures
  contracts.............   (15,387,202)  (9,731,532)  (18,966,571)   (6,955,902)
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $  5,235,246  $(4,695,543) $ (6,751,528)  $ 2,500,220
---------------------------------------------------------------------------------

(a) Net of interest expense of $0, $0, $2,331,502, and $281,846, respectively, related to reverse repurchase agreements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                                         Capital
                            Capital        Capital      Income and
                            Balanced       Growth         Growth        Growth
                              Fund          Fund           Fund          Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $  3,860,451  $  (2,951,339) $  5,741,453  $  (6,380,304)
 Net realized gains or
  losses on securities
  and futures
  contracts.............     7,191,289      6,966,212    18,940,632     21,528,448
 Net change in
  unrealized gains or
  losses on securities
  and
  futures contracts.....     5,962,995     63,612,291    (6,082,843)    50,477,009
-----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    17,014,735     67,627,164    18,599,242     65,625,153
-----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............    (1,667,411)             0    (2,977,681)             0
  Class B...............    (2,118,036)             0    (2,835,751)             0
  Class Y...............          (912)             0           (10)             0
 Net realized gains
  Class A...............      (206,847)   (16,362,218)   (4,931,114)    (2,988,098)
  Class B...............      (736,381)   (23,300,909)   (7,248,972)   (15,033,436)
  Class Y...............          (655)          (125)          (54)    (1,016,636)
-----------------------------------------------------------------------------------
  Total distributions to
   shareholders.........    (4,730,242)   (39,663,252)  (17,993,582)   (19,038,170)
-----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   190,802,847    289,520,215    48,128,352    543,766,956
 Payment for shares
  redeemed..............   (84,513,846)  (159,195,434)  (61,742,682)  (632,970,382)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     3,532,642     38,814,981    15,777,543     18,495,507
 Net asset value of
  shares issued in
  acquisition...........   222,601,303              0             0              0
-----------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...   332,422,946    169,139,762     2,163,213    (70,707,919)
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............   344,707,439    197,103,674     2,768,873    (24,120,936)
Net assets
  Beginning of period...    12,820,973    341,868,944   242,640,976    486,260,659
-----------------------------------------------------------------------------------
  End of period.........  $357,528,412  $ 538,972,618  $245,409,849  $ 462,139,723
-----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income or
 loss...................  $     20,038  $           0  $          0  $           0
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                              High       Municipal       Quality     Short-Duration
                             Income        Income        Income          Income
                              Fund          Fund          Fund            Fund
-----------------------------------------------------------------------------------
Operations
 Net investment income..  $ 20,622,448  $  5,035,989  $  12,215,043  $   9,456,122
 Net realized gains or
  losses on securities
  and futures
  contracts.............   (13,493,851)     (555,911)    (4,889,349)    (2,673,408)
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    (1,893,351)   (9,175,621)   (14,077,222)    (4,282,494)
-----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     5,235,246    (4,695,543)    (6,751,528)     2,500,220
-----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income..
  Class A...............   (13,172,505)   (2,771,545)    (6,334,342)    (7,224,733)
  Class B...............    (9,182,508)   (2,268,587)    (6,056,792)    (2,740,563)
  Class Y...............             0           (10)           (19)            (3)
 Net realized gains
  Class A...............             0             0              0       (110,579)
  Class B...............             0             0              0        (46,577)
  Class Y...............             0             0              0             (1)
-----------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (22,355,013)   (5,040,142)   (12,391,153)   (10,122,456)
-----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   188,593,421    35,564,410    111,477,462    126,350,364
 Payment for shares
  redeemed..............   (41,516,220)  (31,211,348)  (106,436,056)  (112,171,940)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    10,030,172     2,876,771      8,117,826      7,360,520
 Net asset value of
  shares issued in
  acquisition...........             0             0              0              0
-----------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions.........   157,107,373     7,229,833     13,159,232     21,538,944
-----------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............   139,987,606    (2,505,852)    (5,983,449)    13,916,708
Net assets
  Beginning of period...   113,756,140   111,109,137    207,181,265    147,044,439
-----------------------------------------------------------------------------------
  End of period.........  $253,743,746  $108,603,285  $ 201,197,816  $ 160,961,147
-----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $ (2,010,036) $   (354,075) $    (972,239) $    (746,321)
-----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                                                       Capital
                            Capital      Capital      Income and
                           Balanced       Growth        Growth        Growth
                             Fund          Fund          Fund          Fund
---------------------------------------------------------------------------------
Operations
 Net investment income..  $   110,202  $ (1,099,960) $  4,930,518  $  (6,962,845)
 Net realized gains on
  securities and futures
  contracts.............      822,291    45,438,253    10,845,766     37,565,972
 Net change in
  unrealized losses on
  securities and futures
  contracts.............     (583,942)  (32,273,002)   (5,423,416)  (173,567,460)
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      348,551    12,065,291    10,352,868   (142,964,333)
---------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............            0       (29,728)   (2,350,498)             0
  Class B...............            0       (52,910)   (2,488,039)             0
  Class Y...............     (159,807)            0           (29)             0
 Net realized gains
  Class A...............            0    (5,934,313)   (5,325,307)    (6,599,466)
  Class B...............            0   (10,484,517)   (8,807,307)   (31,307,757)
  Class Y...............   (1,140,442)          (12)           (1)           (10)
---------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (1,300,249)  (16,501,480)  (18,971,181)   (37,907,233)
---------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    9,280,672   220,347,637   101,090,596    313,753,597
 Payment for shares
  redeemed..............     (910,125)  (69,421,744)  (39,059,107)  (294,819,420)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    1,300,249    16,089,732    17,902,342     36,935,409
---------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   capital share
   transactions.........    9,670,796   167,015,625    79,933,831     55,869,586
---------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............    8,719,098   162,579,436    71,315,518   (125,001,980)
Net assets
  Beginning of period...    4,101,875   179,289,508   171,325,458    611,262,639
---------------------------------------------------------------------------------
  End of period.........  $12,820,973  $341,868,944  $242,640,976  $ 486,260,659
---------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $    18,259             0  $     91,952              0
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1998

                              High       Municipal      Quality     Short-Duration
                             Income        Income        Income         Income
                            Fund (a)        Fund          Fund           Fund
----------------------------------------------------------------------------------
Operations
 Net investment income..  $  1,818,180  $  4,054,279  $  9,334,606   $  5,167,036
 Net realized gains or
  losses on securities
  and futures
  contracts.............       (88,715)      (41,138)      713,191        325,954
 Net change in
  unrealized gains or
  losses on securities
  and futures
  contracts.............    (9,323,486)    3,077,428     6,558,180      1,608,387
----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (7,594,021)    7,090,569    16,605,977      7,101,377
----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class A...............    (1,040,534)   (1,979,908)   (4,831,082)    (3,203,099)
  Class B...............    (1,178,956)   (2,308,071)   (5,431,749)    (2,394,223)
  Class Y...............             0           (43)          (51)           (49)
 Net realized gains
  Class A...............             0             0             0              0
  Class B...............             0             0             0              0
  Class Y...............             0             0             0              0
----------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (2,219,490)   (4,288,022)  (10,262,882)    (5,597,371)
----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   126,286,107    45,477,369   106,644,051    169,053,248
 Payment for shares
  redeemed..............    (3,998,009)  (13,461,719)  (40,705,601)   (82,572,822)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     1,281,553     2,625,084     6,677,759      4,352,285
----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........   123,569,651    34,640,734    72,616,209     90,832,711
----------------------------------------------------------------------------------
 Total increase in net
  assets................   113,756,140    37,443,281    78,959,304     92,336,717
Net assets
 Beginning of period....            --    73,665,856   128,221,961     54,707,722
----------------------------------------------------------------------------------
 End of period..........  $113,756,140  $111,109,137  $207,181,265   $147,044,439
----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $   (371,874) $   (349,922) $   (923,573)  $   (512,293)
----------------------------------------------------------------------------------

(a) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
             Equity and Fixed Income Funds (formerly Mentor Funds)
                     Combined Notes to Financial Statements

1. ORGANIZATION

Evergreen Equity and Fixed Income Funds (formerly Mentor Funds) consist of Ev-ergreen Capital Balanced Fund ("Capital Balanced Fund") (formerly Mentor Bal-anced Portfolio), Evergreen Capital Growth Fund ("Capital Growth Fund") (for-merly Mentor Capital Growth Portfolio), Evergreen Capital Income and Growth Fund ("Capital Income and Growth Fund") (formerly Mentor Income and Growth Portfolio), Evergreen Growth Fund ("Growth Fund") (formerly Mentor Growth Port-folio), Evergreen High Income Fund ("High Income Fund") (formerly Mentor High Income Portfolio), Evergreen Municipal Income Fund ("Municipal Income Fund") (formerly Mentor Municipal Income Portfolio), Evergreen Quality Income Fund ("Quality Income Fund") (formerly Mentor Quality Income Portfolio) and Ever-green Short-Duration Income Fund ("Short-Duration Income Fund") (formerly Men-tor Short-Duration Income Portfolio), (collectively, the "Funds"). Each Fund was a diversified series of a Massachusetts business trust, an open-end manage-ment investment company organized on January 20, 1992 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds changed their form of organization to diversified series of various Evergreen Delaware business trusts as of the following dates: October 15, 1999 for the Capital Balanced Fund, Growth Fund, High Income Fund, Municipal Income Fund, and Qual-ity Income Fund; October 22, 1999 for the Capital Income and Growth Fund, Capi-tal Growth Fund and Short-Duration Income Fund. (See Note 10 and Additional Information.)

Until the date of the approved share classes restructuring (see Note 10), the Funds offered Class A, Class B, and, except for High Income Fund, Class Y shares. Class A shares were sold with a maximum front-end sales charge of 5.75% for Capital Balanced Fund, Capital Growth Fund, Capital Income and Growth Fund, and Growth Fund; 4.75% for High Income Fund, Municipal Income Fund and Quality Income Fund; and 1.00% for Short-Duration Income Fund, payable at the time of purchase. Class B shares were sold subject to a contingent deferred sales charge that was payable upon redemption and decreased depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares were sold only to certain institutional investors and high net-worth in-dividual investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other secu-rities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, municipal bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities, which are generally recognized by insti-tutional traders. In evaluating the fair value of a Fund's municipal bonds an independent pricing service uses a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of is-sue.

Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which market quota-

                                   EVERGREEN
                         Equity and Fixed Income Funds
               Combined Notes to Financial Statements (continued)

tions are not readily available or valuations are not available from an inde-pendent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual Fund shares held as short term investments are valued at net asset val-ue. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund, other than Municipal Income Fund, may invest in repurchase agree-ments. The custodian holds securities pledged as collateral for repurchase agreements in a segregated account on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment ad-visor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Reverse Repurchase Agreements
To obtain short-term financing, each Fund, except for Growth Fund, may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competi-tive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated ac-count with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securi-ties to be repurchased by the Fund may be delayed or limited.

D. Dollar Roll Transactions
Each of the Funds, except for the Growth Fund and Municipal Income Fund, may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are re-purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histo-ries.

E. Residual Interests
Capital Balanced Fund, High Income Fund, Quality Income Fund and Short-Duration Income Fund may invest in mortgage security residual interests ("residuals"). A residual is a derivative security, which is any investment that derives its value from an underlying security, asset, or market index. The Funds' invest-ments in residuals are primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebted-ness of up to 95% of their total value, the Funds have not incurred any indebt-edness in the course of making these residual investments; nor have the Funds' assets been pledged to secure the indebtedness of the issuing structure or the Funds' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Funds' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.

F. Interest-Rate Swaps
Capital Balanced Fund, High Income Fund, Quality Income Fund and Short-Duration Income Fund may invest in interest-rate swap transactions. An interest-rate swap is a contract between two parties on a specified principal amount, re-ferred to as the notional principal, for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

                                   EVERGREEN
                         Equity and Fixed Income Funds
               Combined Notes to Financial Statements (continued)


G. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Each Fund, other than Growth Fund and Municipal Income Fund, may invest in securities principally traded in foreign markets. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign cur-rency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually re-ceived. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

H. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

I. Forward Foreign Currency Exchange Contracts
The Funds that may invest in foreign securities may enter into forward foreign currency exchange contracts ("forward contracts") to settle Fund purchases and sales of securities denominated in a foreign currency and to hedge certain for-eign currency assets or liabilities. Forward contracts are recorded at the for-ward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations un-der the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

J. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K. Securities Lending
In order to generate income and to offset expenses, each Fund, except Municipal Income Fund, may lend portfolio securities to brokers, dealers and other finan-cial organizations. The Funds' investment advisor will monitor the creditwor-thiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, includ-ing accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash col-lateral received in Fund securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connection with such loans.

L. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

M. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

N. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly to all shareholders invested in High Income Fund, Municipal Income Fund, Quality Income Fund and Short-Duration Income Fund. Dividends are de-clared and paid quarterly to all shareholders invested in the Capital Balanced Fund and Capital Income and Growth Fund; and annually to all shareholders in-vested in Capital Growth Fund and Growth Fund. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to sharehold-ers are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statement amounts avail-able for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for dollar roll transac-tions, residual interests, Futures contracts, principal retirements on certain asset backed securities and certain repurchases of securities sold at a loss. To the extent these differences are permanent in nature, such amounts are re-classified within the components of net assets.

O. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution and Service Plans for each class.

P. Organization Expenses
Organization expenses for High Income Fund and Short-Duration Income Fund are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares out-standing at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a wholly-owned subsidiary of First Union Corporation ("First Union"), serves as the investment advisor for each Fund.

Mentor Advisors receives for its services an investment advisory fee that is calculated daily and paid monthly based on the average daily net assets of each Fund as follows:

                                                                 Annual
                                                              Advisory Fee
                                                              ------------
         Capital Balanced Fund...............................     0.75%
         Capital Growth Fund.................................     0.80
         Capital Income and Growth Fund......................     0.75
         Growth Fund.........................................     0.70
         High Income Fund....................................     0.70
         Municipal Income Fund...............................     0.60
         Quality Income Fund.................................     0.60
         Short-Duration Income Fund..........................     0.50

Prior to June 14, 1999, Van Kampen American Capital Management, Inc. served as the sub-advisor to High Income Fund and Municipal Income Fund and was paid by Mentor Advisors for its services. Prior to July 1, 1999, Wellington Management Company LLC served as the sub-advisor to Capital Income and Growth Fund and was paid by Mentor Advisors for its services.

Each investment advisor may from time to time voluntarily waive some or their entire investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion. During the year ended September 30, 1999, the amount of investment advisory fees waived for certain Funds by the investment advisor and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                Fees   % of Average Daily
                                               Waived      Net Assets
                                              -------- ------------------
         High Income Fund.................... $269,733        0.12%
         Quality Income Fund.................  312,164        0.15
         Short-Duration Income Fund..........   49,357        0.03

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, serves as the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. EIS is entitled to a fee at an annual rate based on the average daily net assets of each Fund as follows:

                                                            Administrative
                                                                 Fee
                                                            --------------
         Capital Balanced Fund.............................      0.15%
         Capital Growth Fund...............................      0.15
         Capital Income and Growth Fund....................      0.15
         Growth Fund.......................................      0.15
         High Income Fund..................................      0.10
         Municipal Income Fund.............................      0.10
         Quality Income Fund...............................      0.10
         Short-Duration Income Fund........................      0.10

Prior to June 14, 1999, Mentor Investment Group, LLC ("Mentor"), a wholly-owned subsidiary of First Union, provided administrative personnel and services for each Fund at the same rates indicated above. Prior to April 1, 1999, the fees paid to Mentor for administrative services by the Capital Balanced Fund, Capi-tal Growth Fund, Capital Income and Growth Fund and Growth Fund were 0.10% of each Fund's average daily net assets.

For the year ended September 30, 1999, the Funds paid or accrued to EIS and Mentor, the following amounts for administrative services:

                                                          EIS     Mentor
                                                        -------  --------
         Capital Balanced Fund......................... $150,798 $216,572
         Capital Growth Fund...........................  253,350  397,344
         Capital Income and Growth Fund................  224,781  109,857
         Growth Fund...................................  218,689  418,663
         High Income Fund..............................   74,245  148,643
         Municipal Income Fund.........................   34,925   86,546
         Quality Income Fund...........................   56,686  153,129
         Short-Duration Income Fund....................   52,226  129,322

During the year ended September 30, 1999, the High Income Fund and Short-Dura-tion Income Fund waived $38,398 and $181,548, respectively, in administrative expenses, representing 0.02% and 0.10%, respectively, of the average daily net assets of each Fund.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. Prior to September 13, 1999, Boston Financial Data Services, Inc. served as each Fund"s transfer and disbursing agent.

For the year ended September 30, 1999, the Funds paid or accrued the following amounts to ESC:

                                                                 ESC
                                                               ------
         Capital Balanced Fund...........................     $35,182
         Capital Growth Fund.............................      44,276
         Capital Income and Growth Fund..................      24,599
         Growth Fund.....................................      52,616
         High Income Fund................................       8,727
         Municipal Income Fund...........................       5,228
         Quality Income Fund.............................      14,126
         Short-Duration Income Fund......................      11,108

4. DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

Mentor Distributors, LLC ("Mentor Distributors") serves as principal under-writer to the Funds. Mentor Distributors is a wholly owned subsidiary of BISYS
Fund Service, Inc.

Each Fund has adopted a Distribution Plan (the "Distribution Plan") under Rule
12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provides and for the expenses it incurred under the Distri-bution Plan, Class B shares of the Funds paid a distribution fee, which was ac-crued daily and paid monthly at the following annual rates for each Fund:

                                                          Distribution Fee
                                                          ----------------
         Capital Balanced Fund...........................       0.75%
         Capital Growth Fund.............................       0.75
         Capital Income and Growth Fund..................       0.75
         Growth Fund.....................................       0.75
         High Income Fund................................       0.50
         Municipal Income Fund...........................       0.50
         Quality Income Fund.............................       0.50
         Short-Duration Income Fund......................       0.30

Each Fund has also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Fund. Under the Service Plan, financial institutions will enter into share-holder service agreements with the Funds to provide administrative support services to their customers who from time to time might be owners of record or beneficial owners of Class A or Class B shares of one or more Funds. In return for providing these support services, a financial institution might receive payments from one or more Funds at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the particular Fund or Funds beneficially owned by the financial institution's customers for whom it was a holder of record or with whom it had a servicing relationship.

During the year ended September 30, 1999, amounts paid or accrued to Mentor Distributors pursuant to the Distribution and Service Plans were as follows:

                                 Shareholder   Shareholder  Distribution
                                Servicing Fee Servicing Fee     Fee
                                   Class A       Class B      Class B
                                ------------- ------------- ------------
         Capital Balanced
          Fund.................   $240,418      $495,382     $1,486,146
         Capital Growth Fund...    642,323       629,264      1,887,791
         Capital Income and
          Growth Fund..........    286,877       380,270      1,140,812
         Growth Fund...........    251,717       951,522      2,854,567
         High Income Fund......    340,268       243,829        494,725
         Municipal Income
          Fund.................    157,398       146,277        292,555
         Quality Income Fund...    257,763       266,787        533,574
         Short-Duration Income
          Fund.................    322,468       130,967        157,161

The Distribution Plan and Service Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective November 16, 1998, the Capital Balanced Fund acquired substantially all the assets and assumed the liabilities of Mentor Strategy Portfolio ("Strategy Portfolio") in exchange for Class A, Class B and Class Y shares of the Capital Balanced Fund. The acquisition was accomplished by a tax-free ex-change of the respective shares of the Capital Balanced Fund for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The acquired net assets consisted primarily of the portfolio securities and futures contracts with unrealized appreciation (depreciation) of $15,536,901 and ($1,142,275), respectively. The aggregate net assets of the Capital Bal-anced Fund immediately after the acquisition were $255,551,169.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an authorized unlimited number of shares of beneficial interest. Shares of beneficial interest of the Funds are currently divided into Class A, Class B and Class Y. Transactions in shares of the Funds were as follows:

Capital Balanced Fund

                                         Year Ended September 30,
                               -----------------------------------------------
                                        1999                     1998
                               ------------------------  ---------------------
                                 Shares       Amount      Shares     Amount
-------------------------------------------------------------------------------
Class A
Shares sold..................   9,086,010  $143,511,236   258,246  $ 3,577,935
Shares redeemed..............  (1,949,361)  (30,839,772)        0            0
Shares issued in reinvestment
 of distributions............      89,104     1,341,038         0            0
Shares issued in acquisition
 of Mentor Strategy
 Portfolio...................   1,667,724    24,198,670         0            0
-------------------------------------------------------------------------------
Net increase.................   8,893,477   138,211,172   258,246    3,577,935
-------------------------------------------------------------------------------
Class B
Shares sold..................   3,086,070    47,290,308   412,403    5,702,737
Conversion of Class B Shares
 to Class Y shares...........           0             0  (273,416)  (3,350,117)
Shares redeemed..............  (3,307,503)  (49,837,695)  (48,378)    (810,125)
Shares issued in reinvestment
 of distributions............     146,658     2,190,038    88,886    1,300,249
Shares issued in acquisition
 of Mentor Strategy
 Portfolio...................  14,131,685   198,402,633         0            0
-------------------------------------------------------------------------------
Net increase.................  14,056,910   198,045,284   179,495    2,842,744
-------------------------------------------------------------------------------
Class Y (a)
Shares sold..................          89         1,303         0            0
Conversion of Class B Shares
 to Class Y shares...........           0             0   273,416    3,350,117
Shares redeemed..............    (264,603)   (3,836,379)   (7,305)    (100,000)
Shares issued in reinvestment
 of distributions............         106         1,566         0            0
-------------------------------------------------------------------------------
Net increase (decrease)......    (264,408)   (3,833,510)  266,111    3,250,117
-------------------------------------------------------------------------------
Net increase.................              $332,422,946            $ 9,670,796

--------------------------------------------------------------------------------

Capital Growth Fund

                                      Year Ended September 30,
                          ---------------------------------------------------
                                    1999                      1998
                          -------------------------  ------------------------
                            Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold..............  8,969,729  $ 218,527,291   5,110,051  $121,415,173
Shares redeemed.......... (4,384,818)  (107,572,611) (1,926,775)  (45,709,577)
Shares issued in
 reinvestment of
 distributions...........    741,724     16,054,923     278,288     5,833,664
------------------------------------------------------------------------------
Net increase.............  5,326,635    127,009,603   3,461,564    81,539,260
------------------------------------------------------------------------------
Class B
Shares sold..............  3,100,435     70,992,924   4,375,173    98,931,464
Shares redeemed.......... (2,242,187)   (51,622,823) (1,063,324)  (23,712,167)
Shares issued in
 reinvestment of
 distributions...........  1,106,815     22,759,933     507,715    10,256,056
------------------------------------------------------------------------------
Net increase.............  1,965,063     42,130,034   3,819,564    85,475,353
------------------------------------------------------------------------------
Class Y (b)
Shares sold..............          0              0          48         1,000
Shares redeemed..........          0              0           0             0
Shares issued in
 reinvestment of
 distributions...........          5            125           1            12
------------------------------------------------------------------------------
Net increase.............          5            125          49         1,012
------------------------------------------------------------------------------
Net increase.............             $ 169,139,762              $167,015,625

--------------------------------------------------------------------------------
(a) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

Capital Income and Growth Fund

                                      Year Ended September 30,
                           --------------------------------------------------
                                    1999                      1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  1,535,653  $ 30,363,881   2,515,923  $ 49,323,113
Shares redeemed........... (1,369,583)  (27,336,486)   (915,370)  (18,005,450)
Shares issued in
 reinvestment of
 distributions............    347,798     6,756,517     371,373     7,153,831
------------------------------------------------------------------------------
Net increase..............    513,868     9,783,912   1,971,926    38,471,494
------------------------------------------------------------------------------
Class B
Shares sold...............    922,461    17,764,471   2,642,784    51,766,483
Shares redeemed........... (1,753,193)  (34,406,196) (1,074,795)  (21,053,657)
Shares issued in
 reinvestment of
 distributions............    465,134     9,020,962     559,471    10,748,481
------------------------------------------------------------------------------
Net increase (decrease)...   (365,598)   (7,620,763)  2,127,460    41,461,307
------------------------------------------------------------------------------
Class Y (a)
Shares sold...............          0             0          53         1,000
Shares redeemed...........          0             0           0             0
Shares issued in
 reinvestment of
 distributions............          3            64           2            30
------------------------------------------------------------------------------
Net increase..............          3            64          55         1,030
------------------------------------------------------------------------------
Net increase..............             $  2,163,213              $ 79,933,831

--------------------------------------------------------------------------------

Growth Fund

                                      Year Ended September 30,
                         ------------------------------------------------------
                                   1999                        1998
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold.............  31,738,871  $ 498,194,431   12,016,618  $ 210,103,016
Shares redeemed......... (31,503,018)  (497,861,464) (12,306,743)  (213,035,017)
Shares issued in
 reinvestment of
 distributions..........     209,823      2,939,628      346,751      6,474,795
--------------------------------------------------------------------------------
Net increase............     445,676      3,272,595       56,626      3,542,794
--------------------------------------------------------------------------------
Class B
Shares sold.............   2,136,351     27,314,195    4,138,131     73,047,883
Shares redeemed.........  (8,496,928)  (122,872,448)  (4,698,527)   (80,890,251)
Shares issued in
 reinvestment of
 distributions..........   1,070,622     14,539,245    1,667,456     30,460,604
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (5,289,955)   (81,019,008)   1,107,060     22,618,236
--------------------------------------------------------------------------------
Class Y (a)
Shares sold.............   1,189,938     18,258,330    1,786,672     30,602,698
Shares redeemed.........    (788,128)   (12,236,470)     (53,808)      (894,152)
Shares issued in
 reinvestment of
 distributions..........      72,358      1,016,634            1             10
--------------------------------------------------------------------------------
Net increase............     474,168      7,038,494    1,732,865     29,708,556
--------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (70,707,919)              $  55,869,586

--------------------------------------------------------------------------------

High Income Fund

                                  Year Ended               Period Ended
                              September 30, 1999      September 30, 1998 (b)
                            ------------------------  -----------------------
                              Shares       Amount      Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold................ 11,606,611  $127,776,306  4,775,208  $ 56,602,255
Shares redeemed............ (2,587,728)  (28,057,661)  (168,561)   (1,889,222)
Shares issued in
 reinvestment of
 distributions.............    523,286     5,731,421     51,541       580,207
------------------------------------------------------------------------------
Net increase...............  9,542,169   105,450,066  4,658,188    55,293,240
------------------------------------------------------------------------------
Class B
Shares sold................  5,534,821    60,817,115  5,890,307    69,683,852
Shares redeemed............ (1,241,203)  (13,458,559)  (190,546)   (2,108,787)
Shares issued in
 reinvestment of
 distributions.............    393,141     4,298,751     62,441       701,346
------------------------------------------------------------------------------
Net increase...............  4,686,759    51,657,307  5,762,202    68,276,411
------------------------------------------------------------------------------
Net increase...............             $157,107,373             $123,569,651

--------------------------------------------------------------------------------
(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from June 23, 1998 (commencement of class operations) to September 30, 1998.

Municipal Income Fund

                                       Year Ended September 30,
                             ------------------------------------------------
                                      1999                     1998
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
------------------------------------------------------------------------------
Class A
Shares sold.................  1,730,028  $ 27,697,748  1,688,990  $25,509,509
Shares redeemed............. (1,167,496)  (18,298,845)  (423,337)  (6,641,364)
Shares issued in
 reinvestment of
 distributions..............     95,949     1,495,527     75,715    1,188,701
------------------------------------------------------------------------------
Net increase................    658,481    10,894,430  1,341,368   20,056,846
------------------------------------------------------------------------------
Class B
Shares sold.................    505,740     7,866,662  1,208,341   18,966,860
Shares redeemed.............   (844,406)  (12,912,503)  (436,001)  (6,820,355)
Shares issued in
 reinvestment of
 distributions..............     88,642     1,381,234     91,662    1,436,340
------------------------------------------------------------------------------
Net increase (decrease).....   (250,024)   (3,664,607)   864,002   13,582,845
------------------------------------------------------------------------------
Class Y (a)
Shares sold.................          0             0         64        1,000
Shares redeemed.............          0             0          0            0
Shares issued in
 reinvestment of
 distributions..............          0            10          3           43
------------------------------------------------------------------------------
Net increase................          0            10         67        1,043
------------------------------------------------------------------------------
Net increase................             $  7,229,833             $33,640,734

--------------------------------------------------------------------------------

Quality Income Fund

                                      Year Ended September 30,
                           --------------------------------------------------
                                    1999                      1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  6,870,812  $ 86,944,421   4,256,782  $ 56,191,423
Shares redeemed........... (5,746,275)  (71,969,150) (1,597,720)  (21,178,895)
Shares issued in
 reinvestment of
 distributions............    300,159     3,883,017     233,015     3,077,659
------------------------------------------------------------------------------
Net increase..............  1,424,696    18,858,288   2,892,077    38,090,187
------------------------------------------------------------------------------
Class B
Shares sold...............  1,882,214    24,533,041   3,811,046    50,451,628
Shares redeemed........... (2,669,108)  (34,466,906) (1,478,885)  (19,526,706)
Shares issued in
 reinvestment of
 distributions............    327,045     4,234,809     272,551     3,600,049
------------------------------------------------------------------------------
Net increase (decrease)...   (459,849)   (5,699,056)  2,604,712    34,524,971
------------------------------------------------------------------------------
Class Y (a)
Shares sold...............          0             0          76         1,000
Shares redeemed...........          0             0           0             0
Shares issued in
 reinvestment of
 distributions............          0             0           4            51
------------------------------------------------------------------------------
Net increase..............          0             0          80         1,051
------------------------------------------------------------------------------
Net increase..............             $ 13,159,232              $ 72,616,209

--------------------------------------------------------------------------------
(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

Short-Duration Income Fund

                                      Year Ended September 30,
                           --------------------------------------------------
                                    1999                      1998
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  8,743,015  $109,426,581   9,921,692  $124,978,729
Shares redeemed........... (6,891,134)  (85,442,151) (4,997,458)  (62,897,886)
Shares issued in
 reinvestment of
 distributions............    415,576     5,165,194     200,895     2,525,409
------------------------------------------------------------------------------
Net increase..............  2,267,457    29,149,624   5,125,129    64,606,252
------------------------------------------------------------------------------
Class B
Shares sold...............  1,353,089    16,923,783   3,500,465    44,073,519
Shares redeemed........... (2,148,019)  (26,729,789) (1,563,684)  (19,674,936)
Shares issued in
 reinvestment of
 distributions............    175,996     2,195,326     145,226     1,826,827
------------------------------------------------------------------------------
Net increase (decrease)...   (618,934)   (7,610,680)  2,082,007    26,225,410
------------------------------------------------------------------------------
Class Y (a)
Shares sold...............          0             0          79         1,000
Shares redeemed...........          0             0           0             0
Shares issued in
 reinvestment of
 distributions............          0             0           4            49
------------------------------------------------------------------------------
Net increase..............          0             0          83         1,049
------------------------------------------------------------------------------
Net increase..............             $ 21,538,944              $ 90,832,711

--------------------------------------------------------------------------------
(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended September 30, 1999:

                                        Cost of Purchases        Proceeds from Sales
                                    ------------------------- -------------------------
                                        U.S.       Non-U.S.       U.S.       Non-U.S.
                                     Government   Government   Government   Government
                                    ------------ ------------ ------------ ------------
         Capital Balanced
          Fund...........           $324,124,906 $317,474,616 $220,169,427 $150,656,567
         Capital Growth
          Fund...........                      0  485,192,062            0  390,571,941
         Capital Income and Growth
          Fund...........            128,359,577  198,430,306  122,751,166  217,073,220
         Growth Fund.....                      0  516,201,245            0  576,320,792
         High Income
          Fund...........                      0  308,383,817            0  165,849,562
         Municipal Income
          Fund...........                      0  178,602,438            0  170,912,646
         Quality Income
          Fund...........            229,795,325  223,837,300  440,523,399   64,354,626
         Short-Duration
          Income Fund....            304,466,078  140,005,551  353,250,418   56,318,659

Short-Duration Income Fund and Quality Income Fund had the following reverse repurchase agreement outstanding at September 30, 1999:

                          Repurchase                                Interest Maturity
                            Amount            Counterparty            Rate     Date
                          ----------- ----------------------------- -------- ---------
         Quality Income
          Fund........... $10,003,028 State Street Bank & Trust Co.   5.45%  10/6/1999
         Short-Duration
          Income Fund....   6,564,948 State Street Bank & Trust Co.   5.20   10/6/1999

During the year ended September 30, 1999, Capital Balanced Fund, Quality Income Fund and Short-Duration Income Fund entered into reverse repurchase agreements. The average daily balance, weighted average interest rate and maximum amount outstanding under these agreements were as follows:

                                Average Daily   Weighted      Maximum
                                   Balance       Average       Amount
                                 Outstanding  Interest Rate Outstanding*
                                ------------- ------------- ------------
         Capital Balanced
          Fund.................  $    62,378      1.75%     $ 2,846,968
         Quality Income Fund...   21,559,331      4.90       81,054,844
         Short-Duration Income
          Fund.................    8,739,347      4.56       22,005,806

            -------
            * The Maximum Amount Outstanding under reverse repurchase agree-
              ments includes accrued interest.

At September 30, 1999, Quality Income Fund had a dollar roll agreements out-standing as follows:

         Dollar Roll                                 Interest  Maturity
         Amount                      Counterparty      Rate      Date
         ------------------------ ------------------ -------- ----------
         $9,095,625.............. Piper Jaffray Inc.   7.50%  10/16/1999

During the year ended September 30, 1999, Capital Balanced Fund, Capital Income and Growth Fund, Quality Income Fund and Short-Duration Income Fund earned in-come on mortgage dollar roll transactions as follows:

                                                      Income Earned on
                                                  Dollar Roll Transactions
                                                  ------------------------
         Capital Balanced Fund...................         $70,313
         Capital Income and Growth Fund..........          56,451
         Quality Income Fund.....................          18,450
         Short-Duration Income Fund..............          44,801

The Funds loaned securities during the year ended September 30, 1999 to certain brokers who paid the Fund a negotiated lender's fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral were as follows:

                           Value of Securities on Loan Value of Collateral
                           --------------------------- -------------------
         Capital Balanced
          Fund...........          $22,502,324             $22,733,449
         Capital Growth
          Fund...........            3,710,844               3,687,316
         Capital Income
          and Growth
          Fund...........           13,251,295              13,385,847
         Growth Fund.....           71,648,214              74,111,928
         Quality Income
          Fund...........            5,488,562               5,605,710

On September 30, 1999, the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                         Gross         Gross     Net Unrealized
                                       Unrealized   Unrealized    Appreciation
                           Tax Cost   Appreciation Depreciation  (Depreciation)
                         ------------ ------------ ------------- --------------
         Capital
          Balanced
          Fund.......... $364,494,014 $29,044,073  $ (8,485,680) $  20,558,393
         Capital Growth
          Fund..........  474,404,827  94,015,303   (23,943,504)    70,071,799
         Capital Income
          and Growth
          Fund..........  253,769,604  12,142,042    (7,529,235)     4,612,807
         Growth Fund....  469,866,310  91,391,664   (25,589,242)    65,802,422
         High Income
          Fund..........  262,966,662   3,177,339   (14,395,051)  (11,217,712)
         Municipal
          Income Fund...  110,486,886   1,626,259    (3,197,719)   (1,571,460)
         Quality Income
          Fund..........  230,458,983     456,333    (5,940,245)   (5,483,912)
         Short-Duration
          Income Fund...  169,441,212     473,157    (3,002,584)   (2,529,427)

As of September 30, 1999, the Funds had capital loss carryovers for federal in-come tax purposes as follows:

                                                                       Expiration
                                             ---------------------------------------------------------------
                                Capital Loss    2002       2003       2004       2005      2006      2007
                                 Carryover   ---------- ---------- ---------- ---------- -------- ----------
       High Income Fund........ $ 1,128,619  $        0 $        0 $        0 $        0 $      0 $1,128,619
       Municipal Income Fund...   1,920,439           0      8,142  1,616,817          0  295,480
       Quality Income Fund.....  13,907,548   3,547,591  7,326,035  1,708,773  1,325,149        0

Capital (Currency) losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the Fund's following fiscal year. The High Income Fund, Municipal Income Fund, Quality Income Fund and Short-Duration Income Fund have incurred and will elect to defer post Octo-ber (currency) losses of $12,453,072, $621,521, $5,233,354 and $2,726,161, re-
spectively.

8. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with their custodian as of June 14, 1999, and with ESC on September 13, 1999, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds did not receive any fee credits for the year ended September 30, 1999.

9. FINANCING AGREEMENTS

On August 6, 1999 the Evergreen Equity and Fixed Income Funds became party to a credit agreement between Evergreen Funds and a group of banks (the "Lenders"). Under this agreement, effective for all other Evergreen Funds on July 27, 1999, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is ac-cessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or as general working capital as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility are assessed interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The com-mitment fee is allocated to all Funds. For its assistance in arranging this fi-nancing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $250,000. State Street Bank & Trust Co. serves as paying agent for the Funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds. During the year ended September 30, 1999 the Funds had no borrowings under this agreement.

10. SUBSEQUENT EVENTS (unaudited)

Acquisition of EVEREN by First Union
On April 26, 1999, First Union announced an agreement to acquire EVEREN Capital Corporation ("EVEREN"). As part of this acquisition Mentor would be combined with the Evergreen mutual funds complex and Mentor Funds would convert from a series of a Massachusetts business trust to various Evergreen Delaware business trusts. On October 1, 1999, the acquisition of EVEREN by First Union was completed.

Special Meetings of Shareholders
Special meetings of the Mentor Funds shareholders were held on October 15, 1999 for the Capital Balanced Fund, Growth Fund, High Income Fund, Municipal Income Fund, and Quality Income Fund, and on October 22, 1999 for the Capital Growth Fund, Capital Income and Growth Fund, and Short-Duration Income Fund. (See Ad-ditional Information.)

Class Restructuring
Upon approval by shareholders of each Fund on the conversion of the Mentor Funds to various series of Evergreen Delaware business trusts, the shareholders of Class A, Class B and Class Y of the Mentor Funds became owners of that num-ber of full and fractional shares of Class A, Class C and Class Y shares, re-spectively, of the corresponding Evergreen Equity and Fixed Income Funds. In addition, effective October 18, 1999 for the Capital Balanced Fund, Growth Fund, High Income Fund, and Quality Income Fund; October 25, 1999 for the Capi-tal Growth Fund, each of the Funds added a new class of shares designated as Class B, and High Income Fund added Class Y shares.

Class A shares of the Funds are currently sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. The distribu-tion fee is paid by the Funds at an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, re-spectively. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares will automatically convert to Class A shares after seven years. Class C shares are sold subject to a contingent de-ferred sales charge ("CDSC") payable on shares redeemed within one year after the month of purchase. Holders of Class C shares received in the conversion are subject to the schedule of CDSC applicable to Class B shares of the former Men-tor Funds. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional in-vestors or Class Y shareholders of record of certain other Funds managed by First Union and its affiliates as of December 30, 1994.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust
Evergreen Fixed Income Trust
Evergreen Municipal Trust
(formerly Mentor Funds)

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Capital Balanced Fund (for-merly Mentor Balanced Portfolio), Evergreen Capital Growth Fund (formerly Men-tor Capital Growth Portfolio), Evergreen Capital Income and Growth Fund (for-merly Mentor Income and Growth Portfolio), Evergreen Growth Fund (formerly Men-tor Growth Portfolio), portfolios of the Evergreen Equity Trust, and Evergreen High Income Fund (formerly Mentor High Income Portfolio), Evergreen Quality In-come Fund (formerly Mentor Quality Income Portfolio), Evergreen Short-Duration Income Fund (formerly Mentor Short-Duration Income Portfolio), portfolios of the Evergreen Fixed Income Trust, and Evergreen Municipal Income Fund (formerly Mentor Municipal Income Portfolio), a portfolio of Evergreen Municipal Trust (all Trusts formerly Mentor Funds), as of September 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years of periods in the five-year pe-riod ended September 30, 1999. These financial statements and financial high-lights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Sep-tember 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Capital Balanced Fund, Evergreen Capital Growth Fund, Evergreen Capital Income and Growth Fund, Evergreen Growth Fund, Evergreen High Income Fund, Evergreen Quality Income Fund, Evergreen Short-Duration Income Fund and Evergreen Municipal Income Fund as of September 30, 1999, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                            /s/ KPMG LLP

Boston, Massachusetts
November 5, 1999

                       Additional Information (unaudited)

DISTRIBUTIONS TO SHAREHOLDERS

On November 1, 1999 the following Funds declared net investment income divi-dends, payable on November 2, 1999 to shareholders of record on November 1, 1999:

                                                    Class C
                                Class A Class B (former Class B) Class Y
                                ------- ------- ---------------- -------
         High Income Fund.....   $0.09   $0.09       $0.08        $0.09
         Municipal Income
          Fund................    0.06       0        0.05         0.07
         Quality Income Fund..    0.07    0.06        0.06         0.07
         Short-Duration Income
          Fund................    0.06       0        0.06         0.07

These distributions are not reflected in the accompanying financial statements.

SPECIAL MEETINGS OF SHAREHOLDERS

Special meetings of the Mentor Funds shareholders were held on October 15, 1999 for the Capital Balanced Fund, Capital Income and Growth Fund, Growth Fund, High Income Fund, Municipal Income Fund, Quality Income Fund and Short-Duration Income Fund, and on October 22, 1999 for the Capital Growth Fund to approve each Fund's conversion into a series of an Evergreen Delaware business trust and other related matters. Shareholders of record on August 17, 1999 were enti-tled to notice of and to vote at the meetings and any adjournments thereof. The record date shares and the number of shares voted and represented at the meet-ings were as follows:

                                                        Shares Voted as
                               Total                     Percentage of
                            Record Date                Total Record Date
                           Share Position Shares Voted      Shares
                           -------------- ------------ -----------------
         Capital Balanced
          Fund...........    23,922,217    12,187,097        50.94%
         Capital Growth
          Fund...........    23,394,963    11,828,888        50.56%
         Capital Income
          and Growth
          Fund...........    13,103,400     7,452,701        56.88%
         Growth Fund.....    31,252,368    16,241,039        51.97%
         High Income
          Fund...........    24,989,893    12,604,633        50.44%
         Municipal Income
          Fund...........     7,718,454     4,610,379        59.73%
         Quality Income
          Fund...........    16,037,390     9,605,132        59.89%
         Short-Duration
          Income Fund....    15,022,761     9,404,050        62.60%

During each of the special meetings the shareholders of the Funds voted the following:

1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of each of the above-named Funds into a corresponding series of Evergreen Delaware business trust;

2. To approve the proposed changes of the Fund's investment objectives from fundamental to non-fundamental;

3. To approve the proposed changes to the Fund's investment restrictions (for Short-Duration Income Fund this vote was designated as vote number 2 on the shareholders' proxy cards):
  3A.Diversification
  3B.Concentration
  3C.Senior securities
  3D.Borrowing
  3E.Underwriting
  3F.Real Estate
  3G.Commodities
  3H.Lending
  3I. To reclassify as non-fundamental certain fundamental restrictions that are no longer required to be fundamental:
    3I(i).Short sales
    3I(ii).Margin purchases

    3I(iii).Pledging
    3I(iv).Restricted securities
    3I(v).Unseasoned issuers
    3I(vi).Illiquid securities
    3I(vii).Officers' and directors' ownership of securities
    3I(viii).Control of management
    3I(ix).Joint trading
    3I(x).Other investment companies
    3I(xi).Oil, gas and minerals
    3I(xii).Foreign securities
    3I(xiii).Warrants

4. To transact any other business that may properly come before the meeting or any adjournment thereof (for Capital Income and Growth Fund and Municipal Income Fund this vote was designated as vote number 5 on the shareholders' voting cards).

The results were as follows:

Capital Balanced Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  10,994,733   90.22%
AGAINST.................     348,910    2.86%
ABSTAIN.................     843,454    6.92%
TOTAL...................  12,187,097  100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  10,909,586   89.52%
AGAINST.................     388,502    3.19%
ABSTAIN.................     889,009    7.29%
TOTAL...................  12,187,097  100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  10,905,238  89.48%   336,515    2.76%   945,344    7.76%
3B. .................  10,905,199  89.48%   336,554    2.76%   945,344    7.76%
3C. .................  10,894,243  89.39%   347,510    2.85%   945,344    7.76%
3D. .................  10,864,360  89.15%   377,393    3.10%   945,344    7.76%
3E. .................  10,892,480  89.38%   349,273    2.87%   945,344    7.76%
3F. .................  10,875,315  89.24%   366,438    3.01%   945,344    7.76%
3G. .................  10,866,717  89.17%   375,036    3.08%   945,344    7.76%
3H. .................  10,879,211  89.27%   362,542    2.97%   945,344    7.76%
3I(i). ..............  10,893,042  89.38%   348,711    2.86%   945,344    7.76%
3I(ii). .............  10,892,031  89.37%   349,722    2.87%   945,344    7.76%
3I(iii). ............  10,898,547  89.43%   343,206    2.82%   945,344    7.76%
3I(iv). .............  10,893,828  89.39%   347,925    2.85%   945,344    7.76%
3I(v). ..............  10,893,828  89.39%   347,925    2.85%   945,344    7.76%
3I(vi). .............  10,890,301  89.36%   351,452    2.88%   945,344    7.76%
3I(vii). ............  10,889,042  89.35%   352,711    2.89%   945,344    7.76%
3I(viii). ...........  10,893,755  89.39%   347,998    2.86%   945,344    7.76%
3I(ix). .............  10,899,333  89.43%   342,420    2.81%   945,344    7.76%
3I(x). ..............  10,899,333  89.43%   342,420    2.81%   945,344    7.76%
3I(xi). .............  10,899,333  89.43%   342,420    2.81%   945,344    7.76%
3I(xii). ............  10,896,592  89.41%   345,161    2.83%   945,344    7.76%
3I(xiii). ...........  10,909,327  89.52%   332,426    2.73%   945,344    7.76%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  11,034,747   90.55%
AGAINST.................     235,770    1.93%
ABSTAIN.................     916,580    7.52%
TOTAL...................  12,187,097  100.00%

Capital Growth Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  10,630,330   89.87%
AGAINST.................     405,804    3.43%
ABSTAIN.................     792,754    6.70%
TOTAL...................  11,828,888  100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  10,545,591   89.15%
AGAINST.................     474,312    4.01%
ABSTAIN.................     808,985    6.84%
TOTAL...................  11,828,888  100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  10,540,789  89.11%   399,374    3.38%   888,725    7.51%
3B. .................  10,531,371  89.03%   408,792    3.46%   888,725    7.51%
3C. .................  10,538,320  89.09%   401,843    3.40%   888,725    7.51%
3D. .................  10,532,404  89.04%   407,759    3.45%   888,725    7.51%
3E. .................  10,539,383  89.10%   400,780    3.39%   888,725    7.51%
3F. .................  10,534,491  89.06%   405,672    3.43%   888,725    7.51%
3G. .................  10,522,752  88.96%   417,411    3.53%   888,725    7.51%
3H. .................  10,528,667  89.01%   411,496    3.48%   888,725    7.51%
3I(i). ..............  10,534,592  89.06%   405,571    3.43%   888,725    7.51%
3I(ii). .............  10,532,514  89.04%   407,649    3.45%   888,725    7.51%
3I(iii). ............  10,532,775  89.04%   407,388    3.44%   888,725    7.51%
3I(iv). .............  10,534,795  89.06%   405,368    3.43%   888,725    7.51%
3I(v). ..............  10,534,942  89.06%   405,221    3.43%   888,725    7.51%
3I(vi). .............  10,529,745  89.02%   410,418    3.47%   888,725    7.51%
3I(vii). ............  10,535,657  89.07%   404,506    3.42%   888,725    7.51%
3I(viii). ...........  10,536,127  89.07%   404,036    3.42%   888,725    7.51%
3I(ix). .............  10,536,163  89.07%   404,000    3.42%   888,725    7.51%
3I(x). ..............  10,535,992  89.07%   404,171    3.42%   888,725    7.51%
3I(xi). .............  10,536,249  89.07%   403,914    3.41%   888,725    7.51%
3I(xii). ............  10,536,153  89.07%   404,010    3.42%   888,725    7.51%
3I(xiii). ...........  10,541,990  89.12%   398,173    3.37%   888,725    7.51%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  10,696,920   90.43%
AGAINST.................     285,472    2.41%
ABSTAIN.................     846,496    7.16%
TOTAL...................  11,828,888  100.00%

Capital Income and Growth Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  6,620,618    88.84%
AGAINST.................    330,476     4.43%
ABSTAIN.................    501,607     6.73%
TOTAL...................  7,452,701   100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  6,665,453    89.44%
AGAINST.................    300,698     4.03%
ABSTAIN.................    486,550     6.53%
TOTAL...................  7,452,701   100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  6,710,597   90.04%   254,043    3.41%   488,061    6.55%
3B. .................  6,710,348   90.04%   254,292    3.41%   488,061    6.55%
3C. .................  6,703,616   89.95%   261,024    3.50%   488,061    6.55%
3D. .................  6,706,503   89.99%   258,137    3.46%   488,061    6.55%
3E. .................  6,707,785   90.00%   256,855    3.45%   488,061    6.55%
3F. .................  6,696,672   89.86%   267,968    3.60%   488,061    6.55%
3G. .................  6,703,089   89.94%   261,551    3.51%   488,061    6.55%
3H. .................  6,706,320   89.99%   258,320    3.47%   488,061    6.55%
3I(i). ..............  6,702,543   89.93%   262,097    3.52%   488,061    6.55%
3I(ii). .............  6,707,752   90.00%   256,888    3.45%   488,061    6.55%
3I(iii). ............  6,702,825   89.94%   261,815    3.51%   488,061    6.55%
3I(iv). .............  6,708,034   90.01%   256,606    3.44%   488,061    6.55%
3I(v). ..............  6,708,034   90.01%   256,606    3.44%   488,061    6.55%
3I(vi). .............  6,702,496   89.93%   262,144    3.52%   488,061    6.55%
3I(vii). ............  6,703,715   89.95%   260,925    3.50%   488,061    6.55%
3I(viii). ...........  6,708,034   90.01%   256,606    3.44%   488,061    6.55%
3I(ix). .............  6,707,752   90.00%   256,888    3.45%   488,061    6.55%
3I(x). ..............  6,708,034   90.01%   256,606    3.44%   488,061    6.55%
3I(xi). .............  6,708,034   90.01%   256,606    3.44%   488,061    6.55%
3I(xii). ............  6,702,825   89.94%   261,815    3.51%   488,061    6.55%
3I(xiii). ...........  6,708,034   90.01%   256,606    3.44%   488,061    6.55%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  6,670,205    89.50%
AGAINST.................    301,630     4.05%
ABSTAIN.................    480,866     6.45%
TOTAL...................  7,452,701   100.00%

Growth Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  14,895,816   91.72%
AGAINST.................     541,540    3.33%
ABSTAIN.................     803,683    4.95%
TOTAL...................  16,241,039  100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  14,804,165   91.16%
AGAINST.................     634,137    3.90%
ABSTAIN.................     802,737    4.94%
TOTAL...................  16,241,039  100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  14,793,159  91.09%   555,808    3.42%   892,072    5.49%
3B. .................  14,789,499  91.06%   559,468    3.44%   892,072    5.49%
3C. .................  14,790,192  91.07%   558,775    3.44%   892,072    5.49%
3D. .................  14,772,975  90.96%   575,992    3.55%   892,072    5.49%
3E. .................  14,787,626  91.05%   561,341    3.46%   892,072    5.49%
3F. .................  14,761,844  90.89%   587,123    3.62%   892,072    5.49%
3G. .................  14,757,964  90.87%   591,003    3.64%   892,072    5.49%
3H. .................  14,761,461  90.89%   587,506    3.62%   892,072    5.49%
3I(i). ..............  14,771,461  90.95%   577,506    3.56%   892,072    5.49%
3I(ii). .............  14,775,676  90.98%   573,291    3.53%   892,072    5.49%
3I(iii). ............  14,776,563  90.98%   572,404    3.52%   892,072    5.49%
3I(iv). .............  14,779,578  91.00%   569,389    3.51%   892,072    5.49%
3I(v). ..............  14,782,407  91.02%   566,560    3.49%   892,072    5.49%
3I(vi). .............  14,778,607  91.00%   570,360    3.51%   892,072    5.49%
3I(vii). ............  14,784,662  91.03%   564,305    3.47%   892,072    5.49%
3I(viii). ...........  14,784,304  91.03%   564,663    3.48%   892,072    5.49%
3I(ix). .............  14,786,029  91.04%   562,938    3.47%   892,072    5.49%
3I(x). ..............  14,786,029  91.04%   562,938    3.47%   892,072    5.49%
3I(xi). .............  14,784,919  91.03%   564,048    3.47%   892,072    5.49%
3I(xii). ............  14,782,977  91.02%   565,990    3.48%   892,072    5.49%
3I(xiii). ...........  14,789,803  91.06%   559,164    3.44%   892,072    5.49%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  15,002,311   92.38%
AGAINST.................     370,883    2.28%
ABSTAIN.................     867,845    5.34%
TOTAL...................  16,241,039  100.00%

High Income Fund



Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  11,564,156   91.75%
AGAINST.................     385,038    3.05%
ABSTAIN.................     655,439    5.20%
TOTAL...................  12,604,633  100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  11,551,119   91.64%
AGAINST.................     367,058    2.91%
ABSTAIN.................     686,456    5.45%
TOTAL...................  12,604,633  100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  11,648,084  92.41%   269,758    2.14%   686,791    5.45%
3B. .................  11,648,084  92.41%   269,758    2.14%   686,791    5.45%
3C. .................  11,644,985  92.39%   272,857    2.16%   686,791    5.45%
3D. .................  11,642,623  92.37%   275,219    2.18%   686,791    5.45%
3E. .................  11,648,084  92.41%   269,758    2.14%   686,791    5.45%
3F. .................  11,646,949  92.40%   270,893    2.15%   686,791    5.45%
3G. .................  11,639,174  92.34%   278,668    2.21%   686,791    5.45%
3H. .................  11,642,739  92.37%   275,103    2.18%   686,791    5.45%
3I(i). ..............  11,650,689  92.43%   267,153    2.12%   686,791    5.45%
3I(ii). .............  11,644,459  92.38%   273,383    2.17%   686,791    5.45%
3I(iii). ............  11,645,635  92.39%   272,207    2.16%   686,791    5.45%
3I(iv). .............  11,646,542  92.40%   271,300    2.15%   686,791    5.45%
3I(v). ..............  11,649,225  92.42%   268,617    2.13%   686,791    5.45%
3I(vi). .............  11,649,225  92.42%   268,617    2.13%   686,791    5.45%
3I(vii). ............  11,648,802  92.42%   269,040    2.13%   686,791    5.45%
3I(viii). ...........  11,651,308  92.44%   266,534    2.11%   686,791    5.45%
3I(ix). .............  11,651,308  92.44%   266,534    2.11%   686,791    5.45%
3I(x). ..............  11,651,308  92.44%   266,534    2.11%   686,791    5.45%
3I(xi). .............  11,651,308  92.44%   266,534    2.11%   686,791    5.45%
3I(xii). ............  11,649,225  92.42%   268,617    2.13%   686,791    5.45%
3I(xiii). ...........  11,651,308  92.44%   266,534    2.11%   686,791    5.45%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  11,826,369   93.83%
AGAINST.................     190,649    1.51%
ABSTAIN.................     587,615    4.66%
TOTAL...................  12,604,633  100.00%

Municipal Income Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  4,210,871    91.33%
AGAINST.................     94,439     2.05%
ABSTAIN.................    305,069     6.62%
TOTAL...................  4,610,379   100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  4,154,796    90.12%
AGAINST.................    128,272     2.78%
ABSTAIN.................    327,311     7.10%
TOTAL...................  4,610,379   100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3B. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3C. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3D. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3E. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3F. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3G. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3H. .................  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(i). ..............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(ii). .............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(iii). ............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(iv). .............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(v). ..............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(vi). .............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(vii). ............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(viii). ...........  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(ix). .............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(x). ..............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(xi). .............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(xii). ............  4,172,540   90.50%    96,931    2.10%   340,908    7.39%
3I(xiii). ...........  4,172,540   90.50%    96,931    2.10%   340,908    7.39%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  4,137,428    89.75%
AGAINST.................    106,685     2.31%
ABSTAIN.................    366,266     7.94%
TOTAL...................  4,610,379   100.00%

Quality Income Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  8,744,290    91.04%
AGAINST.................    275,788     2.87%
ABSTAIN.................    585,054     6.09%
TOTAL...................  9,605,132   100.00%

Vote 2.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  8,747,045    91.07%
AGAINST.................    232,637     2.42%
ABSTAIN.................    625,450     6.51%
TOTAL...................  9,605,132   100.00%

Vote 3.
                      Shares Voted   %    Shares Voted   %   Shares Voted   %
                          FOR      Voted    AGAINST    Voted   ABSTAIN    Voted
                      ------------ ------ ------------ ----- ------------ -----
3A. .................  8,749,090   91.09%   202,285    2.11%   653,756    6.81%
3B. .................  8,747,677   91.07%   203,698    2.12%   653,756    6.81%
3C. .................  8,746,448   91.06%   204,927    2.13%   653,756    6.81%
3D. .................  8,741,284   91.01%   210,091    2.19%   653,756    6.81%
3E. .................  8,741,944   91.01%   209,431    2.18%   653,756    6.81%
3F. .................  8,734,969   90.94%   216,406    2.25%   653,756    6.81%
3G. .................  8,744,549   91.04%   206,826    2.15%   653,756    6.81%
3H. .................  8,742,143   91.02%   209,232    2.18%   653,756    6.81%
3I(i). ..............  8,741,828   91.01%   209,547    2.18%   653,756    6.81%
3I(ii). .............  8,743,750   91.03%   207,625    2.16%   653,756    6.81%
3I(iii). ............  8,744,064   91.04%   207,311    2.16%   653,756    6.81%
3I(iv). .............  8,743,750   91.03%   207,625    2.16%   653,756    6.81%
3I(v). ..............  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(vi). .............  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(vii). ............  8,749,206   91.09%   202,169    2.10%   653,756    6.81%
3I(viii). ...........  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(ix). .............  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(x). ..............  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(xi). .............  8,749,206   91.09%   202,169    2.10%   653,756    6.81%
3I(xii). ............  8,749,598   91.09%   201,777    2.10%   653,756    6.81%
3I(xiii). ...........  8,749,771   91.09%   201,604    2.10%   653,756    6.81%

Vote 4.
                 Shares Voted % Voted % of Total
                 ------------ ------- ----------
FOR.............  8,846,098    92.10%   55.16%
AGAINST.........    197,970     2.06%    1.23%
ABSTAIN.........    561,064     5.84%    3.50%
TOTAL...........  9,605,132   100.00%   59.89%

Short-Duration Income Fund

Vote 1.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  7,510,210    76.92%
AGAINST.................  1,529,577    15.66%
ABSTAIN.................    724,797     7.42%
TOTAL...................  9,764,584   100.00%

Vote 2.--N/A

Vote 3.
                     Shares Voted   %    Shares Voted   %    Shares Voted   %
                         FOR      Voted    AGAINST    Voted    ABSTAIN    Voted
                     ------------ ------ ------------ ------ ------------ -----
3A. ................  7,508,794   76.90%  1,502,932   15.39%   752,858    7.71%
3B. ................  7,508,794   76.90%  1,502,932   15.39%   752,858    7.71%
3C. ................  7,508,794   76.90%  1,502,932   15.39%   752,858    7.71%
3D. ................  7,502,468   76.83%  1,509,258   15.46%   752,858    7.71%
3E. ................  7,508,794   76.90%  1,502,932   15.39%   752,858    7.71%
3F. ................  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3G. ................  7,504,493   76.85%  1,507,233   15.44%   752,858    7.71%
3H. ................  7,508,794   76.90%  1,502,932   15.39%   752,858    7.71%
3I(i). .............  7,503,748   76.85%  1,507,978   15.44%   752,858    7.71%
3I(ii). ............  7,503,748   76.85%  1,507,978   15.44%   752,858    7.71%
3I(iii). ...........  7,503,748   76.85%  1,507,978   15.44%   752,858    7.71%
3I(iv). ............  7,503,748   76.85%  1,507,978   15.44%   752,858    7.71%
3I(v). .............  7,503,748   76.85%  1,507,978   15.44%   752,858    7.71%
3I(vi). ............  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(vii). ...........  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(viii). ..........  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(ix). ............  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(x). .............  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(xi). ............  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(xii). ...........  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%
3I(xiii). ..........  7,510,074   76.91%  1,501,652   15.38%   752,858    7.71%

Vote 4.
                         Shares Voted % Voted
                         ------------ -------
FOR.....................  7,490,714    76.71%
AGAINST.................  1,520,990    15.58%
ABSTAIN.................    752,880     7.71%
TOTAL...................  9,764,584   100.00%

In addition, Capital Income and Growth Fund, Municipal Income Fund and Short-Duration Income Fund shareholders voted to approve a Plan of Reorganization whereby each Fund will transfer all of its assets and have its identified lia-bilities assumed by another Evergreen fund in exchange for shares of the ac-quiring Evergreen fund as follows:

         Acquired Fund                         Acquiring Fund
    Capital Income and                  Capital Balanced Fund
    Growth Fund                         Evergreen Municipal Bond
    Municipal Income Fund               Fund
    Short-Duration Income               Evergreen Short-Intermedi-
    Fund                                ate Bond Fund

The shareholders of Capital Income and Growth Fund, Municipal Income Fund and Short-Duration Income Fund voted to approve the Plan of Reorganization during the meetings held on October 22, 1999, October 15, 1999 and October 29, 1999, respectively.

For Capital Income and Growth Fund and Municipal Income Fund this vote was des-ignated as vote number 4 and for Short-Duration Income Fund this vote was des-ignated as vote number 3 on the shareholders' voting cards. The results of the vote were as follows:

Capital Income and Growth Fund

Vote
                      Shares Voted % of Voted
                      ------------ ----------
FOR..................  6,756,644     90.66%
AGAINST..............    230,077      3.09%
ABSTAIN..............    465,980      6.25%
TOTAL................  7,452,701    100.00%

Municipal Income Fund

Vote
                      Shares Voted % of Voted
                      ------------ ----------
FOR..................  4,155,092     90.12%
AGAINST..............     87,960      1.91%
ABSTAIN..............    367,327      7.97%
TOTAL................  4,610,379    100.00%

Short-Duration Income Fund

Vote
                      Shares Voted % of Voted
                      ------------ ----------
FOR..................  7,514,233     76.96%
AGAINST..............  1,524,681     15.61%
ABSTAIN..............    725,670      7.43%
TOTAL................  9,764,584    100.00%

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisor and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisor is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any ad-verse impact on the Funds from this problem.

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended September 30, 1999:

                                                            Aggregate  Per Share
                                                           ----------- ---------
Capital Balanced Fund..................................... $   755,106  $0.050
Capital Growth Fund.......................................  27,486,789   2.630
Capital Income and Growth Fund............................   9,316,482   0.980
Growth Fund...............................................  19,038,170   0.560
Short-Duration Income Fund................................      70,058   0.005

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended September 30, 1999 qualified for the dividends received deduction:

Capital Balanced Fund.................................................... 39.61%
Capital Income and Growth Fund........................................... 27.10

For the fiscal year ended September 30, 1999, the percentage representing the portion of distributions from net investment income exempt form Federal income taxes, other than alternative minimum tax, for Municipal Income Fund is 98.45%

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund
High Income Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com
28585                                                              551386  11/99

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                                                         BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
200 Berkeley Street                                    PERMIT NO. 19
Boston, MA 02116                                        HUDSON, MA
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